     As filed with the Securities and Exchange Commission on June 26, 1998


                                        Securities Act Registration No. 33-10649
                                Investment Company Act Registration No. 811-4930
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                       POST-EFFECTIVE AMENDMENT NO. 18                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      / /


                               AMENDMENT NO. 22                              /X/

                        (Check appropriate box or boxes)
                            ------------------------

                         PRUDENTIAL MUNICIPAL BOND FUND

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530


                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                        / / immediately upon filing pursuant to paragraph (b)

                        / / on (date) pursuant to paragraph (b)

                        /X/ 60 days after filing pursuant to paragraph (a)(1)

                        / / on (date) pursuant to paragraph (a)(1)

                        / / 75 days after filing pursuant to paragraph (a)(2)

                        / / on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:


                        / / this post-effective amendment designates a new
                            effective date for a previously filed post-effective amendment.



Title of Securities Being
Registered..........                                                   Shares of
Beneficial Interest, par value $.01 per share.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                         LOCATION
----------------------------------------------------  ----------------------------------------
PART A
Item    1.  Cover Page..............................  Cover Page
Item    2.  Synopsis................................  Fund Expenses; Fund Highlights
Item    3.  Condensed Financial Information.........  Fund Expenses; Financial Highlights
Item    4.  General Description of Registrant.......  Cover Page; How the Fund Invests;
                                                      General Information
Item    5.  Management of Fund......................  Financial Highlights; How the Fund is
                                                      Managed; General Information;
                                                      Shareholder Guide
Item   5A.  Management's Discussion of Fund
            Performance.............................  Financial Highlights
Item    6.  Capital Stock and Other Securities......  Taxes, Dividends and Distributions;
                                                      General Information; Shareholder Guide
Item    7.  Purchase of Securities Being Offered....  Shareholder Guide; How the Fund Values
                                                      its Shares; How the Fund is Managed
Item    8.  Redemption or Repurchase................  Shareholder Guide; General Information
Item    9.  Pending Legal Proceedings...............  How the Fund is Managed

PART B
Item   10.  Cover Page..............................  Cover Page
Item   11.  Table of Contents.......................  Table of Contents
Item   12.  General Information and History.........  General Information
Item   13.  Investment Objectives and Policies......  Investment Objectives and Policies;
                                                      Investment Restrictions
Item   14.  Management of the Fund..................  Trustees and Officers; Manager;
                                                      Distributor; Supplement
Item   15.  Control Persons and Principal Holders of
            Securities..............................  Trustees and Officers; Supplement
Item   16.  Investment Advisory and Other
            Services................................  Manager; Distributor; Custodian,
                                                      Transfer
                                                      and Dividend Disbursing Agent and
                                                      Independent Accountants
Item   17.  Brokerage Allocation and Other
            Practices...............................  Portfolio Transactions and Brokerage
Item   18.  Capital Stock and Other Securities......  Organization and Capitalization
Item   19.  Purchase, Redemption and Pricing of
            Securities Being Offered................  Purchase and Redemption of Fund Shares;
                                                      Shareholder Investment Account;
                                                      Supplement
Item   20.  Tax Status..............................  Taxes, Dividends and Distributions
Item   21.  Underwriters............................  Distributor
Item   22.  Calculation of Performance Data.........  Performance Information
Item   23.  Financial Statements....................  Financial Statements

PART C
       Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Municipal Bond Fund
--------------------------------


PROSPECTUS DATED JULY 1, 1998

----------------------------------------------------------------


Prudential Municipal Bond Fund (the Fund) is an open-end, diversified, management investment company, or mutual fund, consisting of three separate portfolios--the High Income Series, the Insured Series and the Intermediate Series (collectively, the Series). The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital and (iii) the objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. Each Series seeks to achieve its objective through the separate investment policies described in this Prospectus. There can be no assurance that the Series' investment objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies."


Subject to the limitations described herein, each Series may utilize derivatives, including buying and selling futures contracts for the purpose of hedging its portfolio securities. See "How the Fund Invests--Investment Objectives and Policies."


THE HIGH INCOME SERIES MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS JUNK BONDS. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING DEFAULT RISK, THAN HIGHER RATED BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS SERIES. See "How the Fund Invests--Investment Objectives and Policies--The High Income Series--Risk Factors Relating to Investing in High Income Securities."



The Insured Series invests at least 70% of its assets in insured obligations under normal conditions. The insurance relates to the timely payment of principal and interest on portfolio investments and not to the shares of the Series.


The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated July 1, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS PRUDENTIAL MUNICIPAL BOND FUND?

    Prudential Municipal Bond Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company. The Fund is comprised of three separate portfolios--the High Income Series, the Insured Series and the Intermediate Series.


  WHAT ARE THE SERIES' INVESTMENT OBJECTIVES?

    The investment objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes. The investment objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The investment objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Each Series seeks to achieve its objective through the separate investment policies described in this Prospectus. There can be no assurance that the Series' objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 18.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

    The High Income Series invests in high yield securities, commonly known as junk bonds, which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, as well as price volatility. The Insured Series invests primarily in insured municipal obligations. Although the insurance policies protect against the failure to make timely payment of principal and interest on the insured municipal obligations, the price of the municipal obligations and the stability of the Series' net asset value per share (NAV) are not insured. The Intermediate Series invests primarily in municipal obligations with maturities between 3 and 15 years and will have a dollar-weighted average portfolio maturity of more than 3 and less than 10 years. Generally, the yield earned on longer-term municipal obligations is greater than that earned on similar obligations with shorter maturities. However, obligations with longer maturities are subject to greater market risk due to larger fluctuations in value given specific changes in the level of interest rates relative to the value of shorter-term obligations. See "How the Fund Invests--Investment Objectives and Policies" at page 18. Each Series may purchase and sell derivatives, including certain financial futures contracts and options thereon, for hedging purposes. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging Strategies--Risks of Hedging Strategies" at page 25. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the average daily net assets of each Series up to $1 billion and .45 of 1% of the average daily net assets of each Series in excess of $1 billion. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $65 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 29.


  WHO DISTRIBUTES THE FUND'S SHARES?

    On and after July 1, 1998, Prudential Investment Management Services LLC (the Distributor), will act as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. Before July 1, 1998, Prudential Securities Incorporated (Prudential Securities) served as Distributor of Fund shares. Prudential Securities and Prudential Investment Management Services LLC are each referred to as the Distributor. The Distributor is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares of each Series, is paid an annual distribution and service fee which is currently being charged at the rate of .50 of 1% of the average daily net assets of the Class B shares of each Series and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares of each Series. The Distributor incurs the expense of distributing the Fund's Class Z shares under a distribution agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 29.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 37 and "Shareholder Guide--Shareholder Services" at page 46.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers), including Prudential Securities or Pruco Securities Incorporated (Prusec), or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either
  (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 32 and "Shareholder Guide--How to Buy Shares of the Fund" at page 37.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares through this Prospectus:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


     - Class C Shares:   Sold without an initial sales charge and, for one
                         year after purchase, are subject to a 1% CDSC on redemptions. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.



     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.


    See "Shareholder Guide--Alternative Purchase Plan" at page 38.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 41. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of a Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 33.

                                 FUND EXPENSES
                               (FOR EACH SERIES)


                                          CLASS A SHARES           CLASS B SHARES (b)             CLASS C SHARES     CLASS Z SHARES
                                          --------------  -------------------------------------  -----------------  ----------------
SHAREHOLDER TRANSACTION EXPENSES (a)
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)......................        3%                        None                         None               None
  Maximum Sales Load Imposed on
   Reinvested Dividends.................       None                       None                         None               None
  Maximum Deferred Sales Load (as a
   percentage of original purchase price
   or redemption proceeds, whichever is
   lower)...............................       None       5% during the first year, decreasing   1% on redemptions        None
                                                          by 1% annually to 1% in the fifth and   made within one
                                                           sixth years and 0% the seventh year         year
                                                                                                    of purchase
  Redemption Fees.......................       None                       None                         None               None
  Exchange Fee..........................       None                       None                         None               None



                                      CLASS A SHARES              CLASS B SHARES                CLASS C SHARES      CLASS Z SHARES
                                      --------------   -------------------------------------   -----------------   ----------------
ANNUAL FUND OPERATING EXPENSES (c)
(as a percentage of average net assets)
  Management Fees:
    High Income Series (Before
     Waiver)........................       .50%                         .50%                          .50%               .50%
    Insured Series..................       .50                          .50                           .50                .50
    Intermediate Series.............       .50                          .50                           .50                .50
  12b-1 Fees (After Reduction):
    High Income Series..............       .10%(d)                      .50%                          .75%(d)            None
    Insured Series..................       .10(d)                       .50                           .75(d)             None
    Intermediate Series.............       .10(d)                       .50                           .75(d)             None
  Other Expenses:
    High Income Series..............       .07%                         .07%                          .07%               .07%
    Insured Series..................       .11                          .11                           .11                .11
    Intermediate Series.............       .73                          .73                           .73                .73
  Total Fund Operating Expenses
   (Before Waiver and After
   Reduction):
    High Income Series..............       .67%                        1.07%                         1.32%               .57%
    Insured Series..................       .71                         1.11                          1.36                .61
    Intermediate Series.............      1.33                         1.73                          1.98               1.23


---------------


(a) Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


(b) Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


(c) Based on expenses incurred during the fiscal year ended April 30, 1998, without taking into account the management fee waiver. At the current level of management fee waiver (10%), Management Fees would be .45% for all classes and Total Fund Operating Expenses for Class A, B, C and Class Z shares would be .62%, 1.02%, 1.27% and .52%, respectively for the High Income Series. The expense information in the table with respect to the Insured and Intermediate Series has been restated to reflect current fees. Effective August 31, 1997, PIFM eliminated its management fee waiver (10%) with respect to the Insured and Intermediate Series. See "How the Fund is Managed--Fee Waivers and Subsidy."



(d) Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily waive all or a portion of the distribution fees as it may determine from time to time. Any such waivers may be terminated at any time without prior notice to shareholders. The fee table reflects the 12b-1 fees that are estimated to be incurred by the Fund during its current fiscal year. Total Fund Operating Expenses of the Class A and Class C shares without such waivers would be .87% and 1.57%, respectively, of the High Income Series, .91% and 1.61%, respectively, of the Insured Series and 1.53% and 2.23%, respectively, of the Intermediate Series. See "How the Fund is Managed--Distributor."

                                          1 YEAR   3 YEARS      5 YEARS       10 YEARS
                                          ------   -------   --------------   --------
EXAMPLE (EACH SERIES)
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
  High Income Series
    Class A.............................   $36       $49            $ 64        $105
    Class B.............................   $60       $62            $ 66        $108
    Class C.............................   $23       $40            $ 70        $153
    Class Z.............................   $ 5       $17            $ 29        $ 70
  Insured Series
    Class A.............................   $37       $51            $ 67        $113
    Class B.............................   $61       $65            $ 70        $116
    Class C.............................   $24       $42            $ 73        $161
    Class Z.............................   $ 6       $19            $ 33        $ 79
  Intermediate Series
    Class A.............................   $43       $70            $100        $183
    Class B.............................   $67       $84            $103        $186
    Class C.............................   $30       $62            $106        $229
    Class Z.............................   $12       $38            $ 66        $151
You would pay the following expenses on
  the same investment, assuming no
  redemption:
  High Income Series
    Class A.............................   $36       $49            $ 64        $105
    Class B.............................   $10       $32            $ 56        $108
    Class C.............................   $13       $40            $ 70        $153
    Class Z.............................   $ 5       $17            $ 29        $ 70
  Insured Series
    Class A.............................   $37       $51            $ 67        $113
    Class B.............................   $11       $35            $ 60        $116
    Class C.............................   $14       $42            $ 73        $161
    Class Z.............................   $ 6       $19            $ 33        $ 79
  Intermediate Series
    Class A.............................   $43       $70            $100        $183
    Class B.............................   $17       $54            $ 93        $186
    Class C.............................   $20       $62            $106        $229
    Class Z.............................   $12       $38            $ 66        $151


---------------


   The above examples are based on data for the Fund's fiscal year ended April 30, 1998. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (HIGH INCOME SERIES - CLASS A SHARES)



  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                   HIGH INCOME SERIES
                      ------------------------------------------------------------------------------------------------------------
                                                                        CLASS A
                      ------------------------------------------------------------------------------------------------------------
                                                                                                                      JANUARY 22,
                                                                                                                        1990(a)
                                                         YEARS ENDED APRIL 30,                                          THROUGH
                      -------------------------------------------------------------------------------------------      APRIL 30,
                        1998         1997         1996         1995      1994      1993        1992        1991           1990
                      --------     --------     --------     --------   -------   -------     -------     -------     ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $  10.84     $  10.70     $  10.72     $  10.74   $ 11.14   $ 10.68     $ 10.45     $ 10.33     $10.58
                      --------     --------     --------     --------   -------   -------     -------     -------     ------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............       .67(d)       .70(d)       .72(d)       .72(d)     .72      .77         .77(d)      .79(d)     .23(d)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......       .47          .14         (.02)        (.02)     (.39)      .46         .23         .12       (.25)
                      --------     --------     --------     --------   -------   -------     -------     -------     ------
Total from
  investment
  operations........      1.14          .84          .70          .70       .33      1.23        1.00         .91       (.02)
                      --------     --------     --------     --------   -------   -------     -------     -------     ------

LESS DISTRIBUTIONS
Dividends from net
  investment
  income............      (.67)        (.70)        (.72)        (.72)     (.72)     (.77)       (.77)       (.79)      (.23)
Distributions from
  capital gains.....        --           --           --           --      (.01)       --          --          --         --
                      --------     --------     --------     --------   -------   -------     -------     -------     ------
Total
  distributions.....      (.67)        (.70)        (.72)        (.72)     (.73)     (.77)       (.77)       (.79)      (.23)
                      --------     --------     --------     --------   -------   -------     -------     -------     ------
Net asset value, end
  of period.........  $  11.31     $  10.84     $  10.70     $  10.72   $ 10.74   $ 11.14     $ 10.68     $ 10.45     $10.33
                      --------     --------     --------     --------   -------   -------     -------     -------     ------
                      --------     --------     --------     --------   -------   -------     -------     -------     ------

TOTAL RETURN (b):...     10.80%        8.03%        6.55%        6.90%     2.88%    11.90%       9.82%       9.14%     (1.49)%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $421,503     $334,062     $223,073     $115,501   $54,491   $43,529     $24,725     $15,089     $3,905
Average net assets
  (000).............  $381,735     $294,940     $162,329     $ 65,207   $52,982   $31,658     $19,702     $11,594     $1,914
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fees.............      0.62%(d)     0.64%(d)     0.64%(d)     0.69%(d)    0.69%    0.74%      0.65%(d)    0.60%(d)   0.60%(c)(d)
  Expenses,
   excluding
   distribution
   fees.............      0.52%(d)     0.54%(d)     0.54%(d)     0.59%(d)    0.59%    0.64%      0.55%(d)    0.50%(d)   0.50%(c)(d)
  Net investment
   income...........      6.03%(d)     6.44%(d)     6.58%(d)     6.83%(d)    6.42%    7.04%      7.25%(d)    7.62%(d)   8.17%(c)(d)
Portfolio turnover
  rate..............        13%          26%          35%          39%       36%       27%         34%         29%        44%


-----------------

   (a)  Commencement of offering of Class A shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.

   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (HIGH INCOME SERIES - CLASS B SHARES)



  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                              HIGH INCOME SERIES
                                                    ----------------------------------------------------------------------
                                                                                   CLASS B
                                                    ----------------------------------------------------------------------
                                                                            YEARS ENDED APRIL 30,
                                                    ----------------------------------------------------------------------
                                                       1998           1997           1996           1995           1994
                                                    ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $    10.84     $    10.69     $    10.72     $    10.74     $    11.14
                                                    ----------     ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................         .63(b)         .66(b)         .68(b)         .68(b)         .68
Net realized and unrealized gain (loss) on
  investment transactions.........................         .47            .15           (.03)          (.02)          (.39)
                                                    ----------     ----------     ----------     ----------     ----------
Total from investment operations..................        1.10            .81            .65            .66            .29
                                                    ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS
Dividends from net investment income..............        (.63)          (.66)          (.68)          (.68)          (.68)
Distributions from capital gains..................          --             --             --             --           (.01)
                                                    ----------     ----------     ----------     ----------     ----------
Total distributions...............................        (.63)          (.66)          (.68)          (.68)          (.69)
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value, end of period....................  $    11.31     $    10.84     $    10.69     $    10.72     $    10.74
                                                    ----------     ----------     ----------     ----------     ----------
                                                    ----------     ----------     ----------     ----------     ----------

TOTAL RETURN (a):.................................       10.36%          7.71%          6.12%          6.37%          2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $  669,223     $  665,525     $  799,048     $  934,725     $1,099,640
Average net assets (000)..........................  $  669,132     $  725,305     $  900,115     $1,024,132     $1,132,653
Ratios to average net assets:
  Expenses, including distribution fees...........        1.02%(b)       1.04%(b)       1.04%(b)       1.09%(b)       1.09%
  Expenses, excluding distribution fees...........        0.52%(b)       0.54%(b)       0.54%(b)       0.59%(b)       0.58%
  Net investment income...........................        5.63%(b)       6.05%(b)       6.19%(b)       6.37%(b)       6.02%
Portfolio turnover rate...........................          13%            26%            35%            39%            36%


                                                          1993          1992         1991         1990         1989
                                                       ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $    10.68     $  10.45     $  10.34     $  10.56     $  10.13
                                                       ----------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................            .73          .73(b)       .75(b)       .79(b)       .86(b)
Net realized and unrealized gain (loss) on
  investment transactions.........................            .46          .23          .11         (.17)         .45
                                                       ----------     --------     --------     --------     --------
Total from investment operations..................           1.19          .96          .86          .62         1.31
                                                       ----------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income..............           (.73)        (.73)        (.75)        (.79)        (.86)
Distributions from capital gains..................             --           --           --         (.05)        (.02)
                                                       ----------     --------     --------     --------     --------
Total distributions...............................           (.73)        (.73)        (.75)        (.84)        (.88)
                                                       ----------     --------     --------     --------     --------
Net asset value, end of period....................     $    11.14     $  10.68     $  10.45     $  10.34     $  10.56
                                                       ----------     --------     --------     --------     --------
                                                       ----------     --------     --------     --------     --------
TOTAL RETURN (a):.................................          11.47%        9.40%        8.59%        6.04%       13.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................     $1,028,480     $803,838     $701,483     $622,970     $549,426
Average net assets (000)..........................     $  893,203     $759,779     $667,751     $549,485     $185,367
Ratios to average net assets:
  Expenses, including distribution fees...........           1.14%        1.05%(b)     1.00%(b)     0.83%(b)     0.27%(b)
  Expenses, excluding distribution fees...........            .64%        0.55%(b)     0.50%(b)     0.33%(b)     0.12%(b)
  Net investment income...........................           6.66%        6.85%(b)     7.22%(b)     7.24%(b)     7.26%(b)
Portfolio turnover rate...........................             27%          34%          29%          44%          17%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (b) Net of expense subsidy, fee waivers and distribution fee deferrals. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (HIGH INCOME SERIES - CLASS C SHARES)



  The following financial highlights for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the year ended April 30, 1996 and for the period from August 1, 1994 through April 30, 1995. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                              HIGH INCOME SERIES
                                                    --------------------------------------
                                                                   CLASS C
                                                    --------------------------------------
                                                                                AUGUST 1,
                                                                                 1994(a)
                                                      YEAR ENDED APRIL 30,       THROUGH
                                                    -------------------------   APRIL 30,
                                                     1998     1997     1996       1995
                                                    -------  -------  -------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 10.84  $ 10.69  $ 10.72  $10.79
                                                    -------  -------  -------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d).........................      .61      .63      .65     .49
Net realized and unrealized gain (loss) on
  investment transactions.........................      .47      .15     (.03)   (.07)
                                                    -------  -------  -------  -----------
Total from investment operations..................     1.08      .78      .62     .42
                                                    -------  -------  -------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income..............     (.61)    (.63)    (.65)   (.49)
                                                    -------  -------  -------  -----------
Net asset value, end of period....................  $ 11.31  $ 10.84  $ 10.69  $10.72
                                                    -------  -------  -------  -----------
                                                    -------  -------  -------  -----------
TOTAL RETURN (b):.................................    10.09%    7.44%    5.86%   3.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $20,554  $ 9,563  $ 6,471  $3,208
Average net assets (000)..........................  $14,932  $ 8,060  $ 5,608  $1,385
Ratios to average net assets:
  Expenses, including distribution fees (d).......     1.27%    1.29%    1.29%   1.34%(c)
  Expenses, excluding distribution fees (d).......     0.52%    0.54%    0.54%   0.59%(c)
  Net investment income (d).......................     5.39%    5.80%    5.93%   6.34%(c)
Portfolio turnover rate...........................       13%      26%      35%     39%


-------------

  (a)  Commencement of offering of Class C shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                     (HIGH INCOME SERIES - CLASS Z SHARES)



  The following financial highlights for the Class Z shares for the fiscal year ended April 30, 1998 and for the period from September 16, 1996 through April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                        HIGH INCOME SERIES
                                                    ---------------------------
                                                              CLASS Z
                                                    ---------------------------
                                                                 SEPTEMBER 16,
                                                    YEAR ENDED      1996(a)
                                                    APRIL 30,       THROUGH
                                                       1998      APRIL 30, 1997
                                                    ----------   --------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 10.83          $10.79
                                                    ----------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d).........................      .68             .45
Net realized and unrealized gain (loss) on
  investment transactions.........................      .47             .04
                                                    ----------       ------
Total from investment operations..................     1.15             .49
                                                    ----------       ------
LESS DISTRIBUTIONS
Dividends from net investment income..............     (.68)           (.45)
                                                    ----------       ------
Net asset value, end of period....................  $ 11.30          $10.83
                                                    ----------       ------
                                                    ----------       ------
TOTAL RETURN(b):..................................    10.91%           4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $ 9,919          $2,719
Average net assets (000)..........................  $ 6,064          $  704
Ratios to average net assets:
  Expenses (d)....................................     0.52%           0.54%(c)
  Net investment income (d).......................     6.14%           6.55%(c)
Portfolio turnover rate...........................       13%             26%


------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                       (INSURED SERIES - CLASS A SHARES)


  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                    INSURED SERIES
                      ----------------------------------------------------------------------------------------------------------
                                                                       CLASS A
                      ----------------------------------------------------------------------------------------------------------
                                                                                                                    JANUARY 22,
                                                                                                                      1990(a)
                                                        YEARS ENDED APRIL 30,                                         THROUGH
                      -----------------------------------------------------------------------------------------      APRIL 30,
                        1998         1997         1996        1995        1994      1993      1992        1991          1990
                      --------     --------     --------     -------     -------   -------   -------     ------     ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $  10.90     $  10.94     $  10.83     $ 10.71     $ 11.44   $ 10.98   $ 10.76     $10.25     $  10.51
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............       .53(d)       .55(d)       .58(d)      .58(d)      .58       .61       .66(d)     .67(d)       .18(d)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......       .40          .08          .11         .12        (.43)      .73       .24        .54         (.26)
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
Total from
  investment
  operations........       .93          .63          .69         .70         .15      1.34       .90       1.21         (.08)
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............      (.53)        (.55)        (.58)       (.58)       (.58)     (.61)     (.66)      (.67)        (.18)
Distributions in
  excess of net
  investment
  income............        --(e)      (.01)          --          --          --        --        --         --           --
Distributions from
  capital gains.....      (.25)        (.11)          --          --        (.30)     (.27)     (.02)      (.03)          --
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
Total
  distributions.....      (.78)        (.67)        (.58)       (.58)       (.88)     (.88)     (.68)      (.70)        (.18)
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
Net asset value, end
  of period.........  $  11.05     $  10.90     $  10.94     $ 10.83     $ 10.71   $ 11.44   $ 10.98     $10.76     $  10.25
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
                      --------     --------     --------     -------     -------   -------   -------     ------       ------
TOTAL RETURN (b):...      8.67%        5.74%        6.47%       6.73%       1.04%    12.68%     8.59%     11.86%       (3.37)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $224,409     $208,411     $139,548     $75,800     $30,669   $30,098   $19,177     $7,630     $  2,700
Average net assets
  (000).............  $222,115     $187,371     $102,456     $39,471     $32,309   $24,589   $12,731     $5,164     $  1,280
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fees.............      0.69%(d)     0.68%(d)     0.68%(d)    0.74%(d)    0.71%     0.72%     0.62%(d)   0.61%(d)     0.62%(c)(d)
  Expenses,
   excluding
   distribution
   fees.............      0.59%(d)     0.58%(d)     0.58%(d)    0.64%(d)    0.61%     0.62%     0.52%(d)   0.51%(d)     0.52%(c)(d)
  Net investment
   income...........      4.75%(d)     4.95%(d)     5.20%(d)    5.45%(d)    5.09%     5.46%     6.06%(d)   6.38%(d)     6.64%(c)(d)
Portfolio turnover
  rate..............        85%         110%          68%         64%        105%       85%       56%        51%          82%


-----------------

   (a)  Commencement of offering of Class A shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.



   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                       (INSURED SERIES - CLASS B SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                              INSURED SERIES
                                                       ------------------------------------------------------------
                                                                                 CLASS B
                                                       ------------------------------------------------------------
                                                                          YEARS ENDED APRIL 30,
                                                       ------------------------------------------------------------
                                                         1998         1997         1996         1995         1994
                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $  10.91     $  10.95     $  10.84     $  10.71     $  11.44
                                                       --------     --------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................          .49(b)       .50(b)       .54(b)       .54(b)       .54
Net realized and unrealized gain (loss) on
  investment transactions.........................          .40          .08          .11          .13         (.43)
                                                       --------     --------     --------     --------     --------
Total from investment operations..................          .89          .58          .65          .67          .11
                                                       --------     --------     --------     --------     --------

LESS DISTRIBUTIONS
Dividends from net investment income..............         (.49)        (.50)        (.54)        (.54)        (.54)
Distributions in excess of net investment
  income..........................................           --(c)      (.01)          --           --           --
Distributions from capital gains..................         (.25)        (.11)          --           --         (.30)
                                                       --------     --------     --------     --------     --------
Total distributions...............................         (.74)        (.62)        (.54)        (.54)        (.84)
                                                       --------     --------     --------     --------     --------
Net asset value, end of period....................     $  11.06     $  10.91     $  10.95     $  10.84     $  10.71
                                                       --------     --------     --------     --------     --------
                                                       --------     --------     --------     --------     --------

TOTAL RETURN (a):.................................         8.23%        5.32%        6.04%        6.40%        0.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................     $236,370     $298,005     $443,391     $567,648     $740,447
Average net assets (000)..........................     $270,553     $365,891     $524,452     $660,237     $807,794
Ratios to average net assets:
  Expenses, including distribution fees...........         1.09%(b)     1.08%(b)     1.08%(b)     1.14%(b)     1.11%
  Expenses, excluding distribution fees...........         0.59%(b)     0.58%(b)     0.58%(b)     0.64%(b)     0.61%
  Net investment income...........................         4.35%(b)     4.54%(b)     4.80%(b)     4.99%(b)     4.69%
Portfolio turnover rate...........................           85%         110%          68%          64%         105%


                                                         1993         1992         1991         1990         1989
                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $  10.99     $  10.76     $  10.25     $  10.54     $  10.18
                                                       --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................          .56          .62(b)       .63(b)       .67(b)       .76(b)
Net realized and unrealized gain (loss) on
  investment transactions.........................          .72          .25          .54         (.22)         .42
                                                       --------     --------     --------     --------     --------
Total from investment operations..................         1.28          .87         1.17          .45         1.18
                                                       --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income..............         (.56)        (.62)        (.63)        (.67)        (.76)
Distributions in excess of net investment
  income..........................................           --           --           --           --           --
Distributions from capital gains..................         (.27)        (.02)        (.03)        (.07)        (.06)
                                                       --------     --------     --------     --------     --------
Total distributions...............................         (.83)        (.64)        (.66)        (.74)        (.82)
                                                       --------     --------     --------     --------     --------
Net asset value, end of period....................     $  11.44     $  10.99     $  10.76     $  10.25     $  10.54
                                                       --------     --------     --------     --------     --------
                                                       --------     --------     --------     --------     --------
TOTAL RETURN (a):.................................        12.14%        8.24%       11.43%        4.36%       11.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................     $770,060     $638,451     $578,412     $497,139     $447,101
Average net assets (000)..........................     $705,846     $609,516     $537,275     $446,904     $160,158
Ratios to average net assets:
  Expenses, including distribution fees...........         1.12%        1.02%(b)     1.01%(b)     0.85%(b)     0.22%(b)
  Expenses, excluding distribution fees...........         0.62%        0.52%(b)     0.51%(b)     0.35%(b)     0.13%(b)
  Net investment income...........................         5.06%        5.66%(b)     5.98%(b)     6.07%(b)     6.52%(b)
Portfolio turnover rate...........................           85%          56%          51%          82%          87%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (b) Net of expense subsidy, fee waivers and distribution fee deferrals. See "Manager" in the Statement of Additional Information.



   (c)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                       (INSURED SERIES - CLASS C SHARES)


  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the year ended April 30, 1996 and the period August 1, 1994 through April 30, 1995. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                        INSURED SERIES
                                                           ----------------------------------------
                                                                            CLASS C
                                             ---------------------------------------------------------------------
                                                       YEAR ENDED APRIL 30,                  AUGUST 1, 1994(a)
                                             ----------------------------------------        THROUGH APRIL 30,
                                                1998           1997           1996                  1995
                                             ----------     ----------     ----------     ------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $    10.91     $    10.95     $    10.84             $ 10.79
                                             ----------     ----------     ----------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................            .46(d)         .48(d)         .51(d)              .39(d)
Net realized and unrealized gain (loss)
  on investment transactions............            .40            .08            .11                 .05
                                             ----------     ----------     ----------              ------
Total from investment operations........            .86            .56            .62                 .44
                                             ----------     ----------     ----------              ------
LESS DISTRIBUTIONS
Dividends from net investment income....           (.46)          (.48)          (.51)               (.39)
Distributions in excess of net
  investment income.....................             --(e)        (.01)            --                  --
Distributions from capital gains........           (.25)          (.11)            --                  --
                                             ----------     ----------     ----------              ------
Total distributions.....................           (.71)          (.60)          (.51)               (.39)
                                             ----------     ----------     ----------              ------
Net asset value, end of period..........     $    11.06     $    10.91     $    10.95             $ 10.84
                                             ----------     ----------     ----------              ------
                                             ----------     ----------     ----------              ------
TOTAL RETURN (b):.......................           7.96%          5.06%          5.78%               4.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $    1,509     $      888     $    1,137             $   525
Average net assets (000)................     $    1,142     $      973     $      827             $   224
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
   fees.................................           1.34%(d)       1.33%(d)       1.33%(d)            1.39%(c)(d)
  Expenses, excluding distribution
   fees.................................           0.59%(d)       0.58%(d)       0.58%(d)            0.64%(c)(d)
  Net investment income.................           4.11%(d)       4.29%(d)       4.56%(d)            4.92%(c)(d)
Portfolio turnover rate.................             85%           110%            68%                 64%


---------------

   (a)  Commencement of offering of Class C shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.



   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                       (INSURED SERIES - CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the fiscal year ended April 30, 1998 and for the period from September 16, 1996 through April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                            INSURED SERIES
                                                                   ---------------------------------
                                                                                CLASS Z
                                                                   ---------------------------------
                                                                                     SEPTEMBER 16,
                                                                    YEAR ENDED          1996(a)
                                                                     APRIL 30,          THROUGH
                                                                       1998         APRIL 30, 1997
                                                                   -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................  $   10.91       $    11.05
                                                                      ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income............................................        .54(d)           .36(d)
Net realized and unrealized gain (loss) on investment
  transactions...................................................        .39             (.02)
                                                                      ------           ------
Total from investment operations.................................        .93              .34
                                                                      ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income.............................       (.54)            (.36)
Distributions in excess of net investment income.................         --(e)          (.01)
Distributions from capital gains.................................       (.25)            (.11)
                                                                      ------           ------
Total distributions..............................................       (.79)            (.48)
                                                                      ------           ------
Net asset value, end of period...................................  $   11.05       $    10.91
                                                                      ------           ------
                                                                      ------           ------
TOTAL RETURN (b):................................................       8.68%            2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................       $418              $15
Average net assets (000).........................................       $173              $10
Ratios to average net assets:
  Expenses.......................................................       0.60%(d)         0.58%(c)(d)
  Net investment income..........................................       4.92%(d)         4.18%(c)(d)
Portfolio turnover rate..........................................         85%             110%


-------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.


  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.



  (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (INTERMEDIATE SERIES - CLASS A SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                    INTERMEDIATE SERIES
                         ----------------------------------------------------------------------------------------------------------
                                                                          CLASS A
                         ----------------------------------------------------------------------------------------------------------
                                                                                                                       JANUARY 22,
                                                                                                                         1990(a)
                                                           YEARS ENDED APRIL 30,                                         THROUGH
                         -----------------------------------------------------------------------------------------      APRIL 30,
                          1998        1997        1996        1995        1994      1993        1992        1991           1990
                         -------     -------     -------     -------     -------   -------     -------     -------     ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...............  $ 10.59     $ 10.65     $ 10.45     $ 10.67     $ 11.08   $ 10.59     $ 10.48     $  9.98     $10.21
                         -------     -------     -------     -------     -------   -------     -------     -------     ------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income...............      .43(d)      .46(d)      .47(d)      .51(d)      .53       .54(d)      .57(d)      .59(d)     .18(d)
Net realized and
  unrealized gain
  (loss) on investment
  transactions.........      .28        (.05)        .20        (.03)       (.19)      .60         .26         .50       (.23)
                         -------     -------     -------     -------     -------   -------     -------     -------     ------
Total from investment
  operations...........      .71         .41         .67         .48         .34      1.14         .83        1.09       (.05)
                         -------     -------     -------     -------     -------   -------     -------     -------     ------

LESS DISTRIBUTIONS
Dividends from net
  investment income....     (.43)       (.46)       (.47)       (.51)       (.53)     (.54)       (.57)       (.59)      (.18)
Distributions in excess
  of net investment
  income...............       --        (.01)         --        (.01)         --        --          --          --         --
Distributions from
  capital gains........     (.06)         --          --        (.18)       (.22)     (.11)       (.15)         --         --
                         -------     -------     -------     -------     -------   -------     -------     -------     ------
Total distributions....     (.49)       (.47)       (.47)       (.70)       (.75)     (.65)       (.72)       (.59)      (.18)
                         -------     -------     -------     -------     -------   -------     -------     -------     ------
Net asset value, end of
  period...............   $10.81      $10.59      $10.65      $10.45     $ 10.67   $ 11.08     $ 10.59     $ 10.48     $ 9.98
                         -------     -------     -------     -------     -------   -------     -------     -------     ------
                         -------     -------     -------     -------     -------   -------     -------     -------     ------

TOTAL RETURN (b):......     6.76%       3.86%       6.48%       4.52%       2.83%    11.13%       8.14%      11.20%     (2.49)%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).........  $13,126     $13,740     $12,552     $10,507      $5,810    $3,594      $1,424        $397       $164
Average net assets
  (000)................  $13,591     $13,487     $12,604      $7,742      $4,981    $1,883       $ 599        $305        $80
Ratios to average net
  assets:
  Expenses, including
   distribution fees...     1.31%(d)    1.15%(d)    1.16%(d)    1.05%(d)    1.00%     1.06%(d)    1.06%(d)    0.92%(d)   0.63%(c)(d)
  Expenses, excluding
   distribution fees...     1.21%(d)    1.05%(d)    1.06%(d)    0.95%(d)    0.90%     0.96%(d)    0.96%(d)    0.82%(d)   0.53%(c)(d)
  Net investment
   income..............     3.99%(d)    4.30%(d)    4.36%(d)    4.75%(d)    4.63%     5.09%(d)    5.41%(d)    5.92%(d)   6.26%(c)(d)
Portfolio turnover
  rate.................       54%         46%         35%         30%         55%       22%         78%        128%        91%


-----------------

   (a)  Commencement of offering of Class A shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (INTERMEDIATE SERIES - CLASS B SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                      INTERMEDIATE SERIES
                                                    -------------------------------------------------------
                                                                            CLASS B
                                                    -------------------------------------------------------
                                                                     YEARS ENDED APRIL 30,
                                                    -------------------------------------------------------
                                                     1998        1997        1996        1995        1994
                                                    -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 10.59     $ 10.65     $ 10.45     $ 10.68     $ 11.09
                                                    -------     -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................      .39(b)      .42(b)      .43(b)      .45(b)      .48
Net realized and unrealized gain (loss) on
  investment transactions.........................      .28        (.05)        .20        (.04)       (.19)
                                                    -------     -------     -------     -------     -------
Total from investment operations..................      .67         .37         .63         .41         .29
                                                    -------     -------     -------     -------     -------

LESS DISTRIBUTIONS
Dividends from net investment income..............     (.39)       (.42)       (.43)       (.45)       (.48)
Distributions in excess of net investment
  income..........................................       --        (.01)         --        (.01)         --
Distributions from capital gains..................     (.06)         --          --        (.18)       (.22)
                                                    -------     -------     -------     -------     -------
Total distributions...............................     (.45)       (.43)       (.43)       (.64)       (.70)
                                                    -------     -------     -------     -------     -------
Net asset value, end of period....................  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $ 10.68
                                                    -------     -------     -------     -------     -------
                                                    -------     -------     -------     -------     -------

TOTAL RETURN (a):.................................     6.33%       3.44%       6.05%       3.99%       2.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $24,017     $29,980     $40,550     $51,039     $65,215
Average net assets (000)..........................  $27,175     $35,221     $46,127     $60,174     $59,811
Ratios to average net assets:
  Expenses, including distribution fees...........     1.71%(b)    1.55%(b)    1.56%(b)    1.45%(b)    1.40%
  Expenses, excluding distribution fees...........     1.21%(b)    1.05%(b)    1.06%(b)    0.95%(b)    0.90%
  Net investment income...........................     3.59%(b)    3.89%(b)    3.96%(b)    4.35%(b)    4.23%
Portfolio turnover rate...........................       54%         46%         35%         30%         55%


                                                        1993        1992        1991        1990        1989
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $ 10.60     $ 10.48     $  9.98     $ 10.17     $ 10.14
                                                       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................         .50(b)      .53(b)      .56(b)      .62(b)      .70(b)
Net realized and unrealized gain (loss) on
  investment transactions.........................         .60         .27         .50        (.16)        .09
                                                       -------     -------     -------     -------     -------
Total from investment operations..................        1.10         .80        1.06         .46         .79
                                                       -------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income..............        (.50)       (.53)       (.56)       (.62)       (.70)
Distributions in excess of net investment
  income..........................................          --          --          --          --          --
Distributions from capital gains..................        (.11)       (.15)         --        (.03)       (.06)
                                                       -------     -------     -------     -------     -------
Total distributions...............................        (.61)       (.68)       (.56)       (.65)       (.76)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period....................     $ 11.09     $ 10.60     $ 10.48     $  9.98     $ 10.17
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN (a):.................................       10.62%       7.68%      10.82%       4.61%       8.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................     $57,049     $45,401     $45,401     $47,838     $45,362
Average net assets (000)..........................     $50,154     $44,439     $46,521     $46,246     $30,515
Ratios to average net assets:
  Expenses, including distribution fees...........        1.46%(b)    1.46%(b)    1.32%(b)    0.83%(b)    0.15%(b)
  Expenses, excluding distribution fees...........        0.96%(b)    0.96%(b)    0.82%(b)    0.33%(b)    0.05%(b
  Net investment income...........................        4.69%(b)    5.01%(b)    5.52%(b)    6.03%(b)    6.59%(b)
Portfolio turnover rate...........................          22%         78%        128%         91%        135%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (b) Net of expense subsidy, fee waivers and distribution fee deferrals. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (INTERMEDIATE SERIES - CLASS C SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the year ended April 30, 1996 and the period August 1, 1994 through April 30, 1995. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                           INTERMEDIATE SERIES
                                                    -----------------------------------------------------------------
                                                                                 CLASS C
                                                    -----------------------------------------------------------------
                                                              YEAR ENDED APRIL 30,                AUGUST 1, 1994(a)
                                                    ----------------------------------------      THROUGH APRIL 30,
                                                       1998           1997           1996                1995
                                                    ----------     ----------     ----------     --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $    10.59     $    10.65     $    10.45           $ 10.54
                                                    ----------     ----------     ----------            ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................         .36(d)         .39(d)         .40(d)            .35(d)
Net realized and unrealized gain (loss) on
  investment transactions.........................         .28           (.05)           .20              (.08)
                                                    ----------     ----------     ----------            ------
  Total from investment operations................         .64            .34            .60               .27
                                                    ----------     ----------     ----------            ------

LESS DISTRIBUTIONS
Dividends from net investment income..............        (.36)          (.39)          (.40)             (.35)
Distributions in excess of net investment
  income..........................................          --           (.01)            --              (.01)
Distributions from capital gains..................        (.06)        --             --              --
                                                    ----------     ----------     ----------            ------
Total distributions...............................        (.42)          (.40)          (.40)             (.36)
                                                    ----------     ----------     ----------            ------
Net asset value, end of period....................  $    10.81     $    10.59     $    10.65           $ 10.45
                                                    ----------     ----------     ----------            ------
                                                    ----------     ----------     ----------            ------

TOTAL RETURN (b):.................................        6.07%          3.17%          5.79%             2.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $      449     $      257     $      225           $   167
Average net assets (000)..........................  $      381     $      149     $      197           $    28
Ratios to average net assets:
  Expenses, including distribution fees...........        1.96%(d)       1.80%(d)       1.81%(d)          1.81%(c)(d)
  Expenses, excluding distribution fees...........        1.21%(d)       1.05%(d)       1.06%(d)          1.06%(c)(d)
  Net investment income...........................        3.33%(d)       3.65%(d)       3.71%(d)          4.34%(c)(d)
Portfolio turnover rate...........................          54%            46%            35%               30%


-----------------

   (a)  Commencement of offering of Class C shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                     (INTERMEDIATE SERIES - CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the fiscal year ended April 30, 1998 and for the period September 1996 through April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                       INTERMEDIATE SERIES
                                                                             ----------------------------------------
                                                                                             CLASS Z
                                                                             ----------------------------------------
                                                                                                    SEPTEMBER 16,
                                                                                                       1996(a)
                                                                               YEAR ENDED              THROUGH
                                                                             APRIL 30, 1998         APRIL 30, 1997
                                                                             --------------      --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................................     $ 10.59                $ 10.63
                                                                                 ------                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................................................         .44(d)                 .31(d)
Net realized and unrealized gain (loss) on investment transactions.........         .28                   (.03)
                                                                                 ------                 ------
Total from investment operations...........................................         .72                    .28
                                                                                 ------                 ------
LESS DISTRIBUTIONS
Dividends from net investment income.......................................        (.44)                  (.31)
Distributions in excess of net investment income...........................          --                   (.01)
Distributions from capital gains                                                   (.06)                    --
                                                                                 ------                 ------
Total distributions........................................................        (.50)                  (.32)
                                                                                 ------                 ------
Net asset value, end of period.............................................     $ 10.81                $ 10.59
                                                                                 ------                 ------
                                                                                 ------                 ------
TOTAL RETURN(b):...........................................................        6.86%                  2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............................................     $ 1,194                $   246
Average net assets (000)...................................................     $   447                $    63
Ratios to average net assets:
  Expenses.................................................................        1.21%(d)               1.05%(c)(d)
  Net investment income....................................................        4.09%(d)               4.65%(c)(d)
Portfolio turnover rate....................................................          54%                    46%


-------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.


  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES


  THE FUND IS COMPRISED OF THREE SEPARATE DIVERSIFIED PORTFOLIOS--THE HIGH INCOME SERIES, THE INSURED SERIES AND THE INTERMEDIATE SERIES--EACH OF WHICH IS MANAGED INDEPENDENTLY. THE INVESTMENT OBJECTIVES OF THE SERIES ARE AS FOLLOWS:
(i) THE OBJECTIVE OF THE HIGH INCOME SERIES IS TO PROVIDE THE MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES, (ii) THE OBJECTIVE OF THE INSURED SERIES IS TO PROVIDE THE MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND (iii) THE OBJECTIVE OF THE INTERMEDIATE SERIES IS TO PROVIDE A HIGH LEVEL OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVES WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. See "Taxes, Dividends and Distributions."


  As with an investment in any mutual fund, an investment in any Series of this Fund can decrease in value and you can lose money.

  EACH SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE SERIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES OF THE SERIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  EACH SERIES PURSUES ITS INVESTMENT OBJECTIVE THROUGH THE SEPARATE INVESTMENT POLICIES DESCRIBED BELOW. These policies differ with respect to the maturity and quality of portfolio securities in which a Series may invest and can affect the yield for each Series and the degree of market risk and credit risk to which each Series is subject.


  EACH SERIES WILL SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN A PORTFOLIO OF OBLIGATIONS ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES AND INSTRUMENTALITIES, THE INTEREST ON WHICH IS GENERALLY ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXATION (MUNICIPAL OBLIGATIONS OR MUNICIPAL SECURITIES). THE PORTFOLIO SECURITIES HELD BY EACH OF THE SERIES WILL VARY WITH RESPECT TO YIELD, MARKET PRICE VOLATILITY AND QUALITY. Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations generally vary inversely with interest rates. In addition, lower rated municipal obligations typically provide a higher yield than higher rated municipal obligations of similar maturity. However, lower rated municipal obligations are also subject to a greater degree of risk with respect to the ability of the issuer to meet the principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to the market perceptions of the creditworthiness of the issuer. Insurance policies may be obtained to insure against credit risk, but not against market risk. From time to time, a Series may own the majority of a municipal obligation. Such majority-owned holdings may present additional market and credit risks.



  Municipal securities include bonds and notes issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is generally eligible for exclusion from federal income tax. Municipal bonds are typically issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal notes generally are used to finance short-term capital needs and typically have maturities of one year or less.



  DURING NORMAL MARKET CONDITIONS, THE ASSETS OF EACH SERIES WILL BE INVESTED SO THAT IT WILL HAVE AT LEAST 80% OF ITS NET ASSETS INVESTED IN MUNICIPAL OBLIGATIONS. However, when the Fund's investment adviser believes that market conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a Series may hold more than 20% of its net assets in cash, cash equivalents or investment grade taxable obligations, including obligations that are generally exempt from state, but not federal, taxation. Each Series may invest in municipal cash equivalents, such as floating rate demand notes, municipal commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments, such as repurchase agreements. Each Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met.



  THE HIGH INCOME SERIES



  THE HIGH INCOME SERIES WILL INVEST PRIMARILY IN MUNICIPAL OBLIGATIONS WHICH ARE RATED B OR BETTER BY MOODY'S INVESTORS SERVICE (MOODY'S) OR STANDARD & POOR'S RATINGS GROUP (S&P) OR A SIMILAR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) AND WHICH GENERALLY HAVE MATURITIES IN EXCESS OF TEN YEARS AT THE TIME OF PURCHASE, ALTHOUGH THE SERIES ALSO WILL INVEST IN MUNICIPAL OBLIGATIONS HAVING MATURITIES RANGING FROM ONE YEAR TO TEN YEARS, PROVIDED THAT THE WEIGHTED AVERAGE MATURITY OF THE SERIES' INVESTMENT PORTFOLIO REMAINS WITHIN THE FIFTEEN TO THIRTY YEAR RANGE. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated Ba or BB or lower by Moody's or S&P, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as junk bonds. While such securities may have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposures to adverse conditions. See "Risk Factors Relating to Investing in High Yield Securities" below and "Description of Security Ratings" in the Appendix. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio.



  THE SERIES MAY ALSO INVEST IN MUNICIPAL SECURITIES WHICH ARE NOT RATED IF, BASED UPON A CREDIT ANALYSIS BY THE FUND'S INVESTMENT ADVISER, THE INVESTMENT ADVISER BELIEVES THAT SUCH SECURITIES ARE OF COMPARABLE QUALITY TO RATED MUNICIPAL SECURITIES IN WHICH THE SERIES MAY INVEST. The High Income Series normally can be expected to offer the highest yields of the three Series, but it will also be subject to the greatest market and credit risk.



  THE SERIES ALSO MAY INVEST IN SHORT-TERM MUNICIPAL OBLIGATIONS (I.E., CASH EQUIVALENTS) THAT ARE, AT THE TIME OF PURCHASE, RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY EITHER MOODY'S (CURRENTLY MIG 1, MIG 2, MIG 3 AND MIG 4 FOR NOTES AND P-1, P-2 AND P-3 FOR COMMERCIAL PAPER) OR S&P (CURRENTLY A-1, A-2 AND A-3 FOR COMMERCIAL PAPER AND SP-1 AND SP-2 FOR NOTES). See "Other Investments and Policies--General" below.



  The Series may also invest up to 10% of its total assets in debt securities of financially troubled and operationally troubled obligors (distressed securities). Financially troubled obligors include obligors involved in bankruptcy or reorganization proceedings or financial restructurings or otherwise in default on their obligations. Operationally troubled obligors are ones experiencing poor operating results that may have severely depressed earnings or have special competitive or product obsolescence problems.



  The Series is permitted to invest in defaulted securities and in low quality debt securities having a rating of D or better as determined by S&P or Moody's or having a comparable rating determined by another NRSRO, or in unrated securities which, in the opinion of the investment adviser, are of equivalent quality. See "Risk Factors Relating to Investing in High Yield Securities" below and the "Description of Security Ratings" in the Appendix. Such lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the obligor's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.



  The Subadviser maintains a fixed-income research group which the Series' portfolio manager may consult in managing the portfolio and in researching financially troubled and operationally troubled obligors. The Series' portfolio manager reviews on an ongoing basis financially troubled and operationally troubled obligors, including prospective purchases and portfolio holdings of the Series. The portfolio manager has broad access to research and financial reports, data retrieval services and industry analysts.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower rated (I.E., high yield) securities or non-rated securities of comparable quality are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  Debt rated Ba, B, Caa, Ca and C by Moody's, and debt rated BB, B, CCC, CC and C by S&P is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Among junk bonds, Ba/BB indicates the lowest degree of speculation and C/D the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P is in payment default. Moody's does not have a D rating. See the "Description of Security Ratings" in the Appendix.



  Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicated.

  From time to time proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect the Series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of the Series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.


  LOWER RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  During the year ended April 30, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                       PERCENTAGE OF TOTAL
                      RATINGS              INVESTMENTS
                      ------------     -------------------
                      AAA/Aaa                  26.7%
                      AA/Aa                     4.9%
                      A/A                       0.8%
                      BBB/Baa                  10.6%
                      BB/Ba                     4.5%
                      B/B                       1.9%
                      CCC/Caa                   0.0%
                      Unrated
                        AAA/Aaa                 2.7%
                        AA/Aa                   0.0%
                        A/A                     0.3%
                        BBB/Baa                 3.0%
                        BB/Ba                  14.1%
                        B/B                    27.8%
                        CCC/Caa                 0.5%
                        D                       2.2%


  THE INSURED SERIES

  THE INSURED SERIES WILL INVEST PRIMARILY IN MUNICIPAL OBLIGATIONS WHICH ARE
(i) INSURED BY AN ENTITY WHOSE CLAIMS-PAYING ABILITY AT THE TIME OF PURCHASE IS RATED Aaa BY MOODY'S OR AAA BY S&P, OR A SIMILAR NRSRO, SO THAT THE OBLIGATION IS RATED AAA OR Aaa OR MEETS THE ELIGIBILITY CRITERIA IMPOSED BY SUCH INSURERS,
(ii) RATED Aaa OR AAA BY MOODY'S OR S&P, RESPECTIVELY, OR A SIMILAR NRSRO (OR, IN THE CASE OF NOTES OR VARIABLE RATE SECURITIES, A-1, P-1, MIG 1 OR SP-1), BASED ON THE CREDIT OF THE ISSUER OR (iii) BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. The Series may also invest up to 5% of its total assets in municipal obligations which are rated A/A or Aa/AA by Moody's or S&P, respectively, or a similar NRSRO. See "Description of Security Ratings" in the Appendix. The Series may also invest in municipal securities which are not rated if, based upon a credit analysis by the Fund's investment adviser, the investment adviser believes that such securities are of comparable quality to other municipal securities that the Series may purchase.


  UNDER NORMAL CONDITIONS, AT LEAST 70% OF THE SERIES' TOTAL ASSETS WILL CONSIST OF INSURED OBLIGATIONS. AS OF APRIL 30, 1998, APPROXIMATELY 90% OF THE SERIES' TOTAL ASSETS WERE OBLIGATIONS INSURED BY A MUNICIPAL BOND INSURER. This insurance may be provided either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or

(ii) under a secondary market insurance policy on a particular bond or note purchased either by the Series or a previous bondholder or noteholder. See "Insurance" below. As noted above, the Series will acquire insurance only from, and purchase municipal bonds and notes insured by, insurers whose claims-paying ability is rated AAA or Aaa at the time of purchase. Changes in the financial condition of an insurer could result in a subsequent reduction or withdrawal of this rating. In each case, the insurance policies protect only against the timely payment of principal and interest on the insured municipal bonds and notes. The price of the municipal obligations, which may fluctuate due to changes in interest rates generally or factors affecting the credit of the insurer, and the stability of the Series' NAV are not insured.


  INSURANCE. The Series may at times purchase secondary market insurance on municipal bonds and notes which it holds or acquires. Secondary market insurance would be reflected in the market value of the municipal obligation and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the municipal bonds and notes held by the Insured Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Insured Series.


  The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. It is anticipated that, under current market conditions, a great majority of the municipal obligations held by the Insured Series will be insured by the following entities, among others: MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Guaranty Insurance Company and Financial Security Assurance Inc. S&P rates securities insured by all of these companies AAA. Moody's rates securities insured by all of these companies Aaa. The Insured Series may, from time to time, purchase municipal securities insured by other entities or acquire insurance coverage for individual uninsured municipal securities directly from another insurer provided any such entity has a claims-paying ability rated AAA or Aaa by S&P or Moody's, respectively. See "Investment Objectives and Policies--The Insured Series" in the Statement of Additional Information for additional information concerning the insurers.

  New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by the Series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

  THE INTERMEDIATE SERIES

  THE INTERMEDIATE SERIES WILL INVEST PRIMARILY IN MUNICIPAL OBLIGATIONS WITH MATURITIES BETWEEN 3 AND 15 YEARS AND WILL HAVE A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF MORE THAN 3 AND LESS THAN 10 YEARS. ALL OF THE MUNICIPAL OBLIGATIONS HELD BY THE INTERMEDIATE SERIES WILL BE RATED AT LEAST Baa BY MOODY'S OR BBB BY S&P OR A SIMILAR NRSRO AT THE TIME OF PURCHASE OR BE NON-RATED OBLIGATIONS OF COMPARABLE QUALITY IN THE OPINION OF THE FUND'S INVESTMENT ADVISER. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Under normal circumstances, at least 60% of the municipal obligations purchased by the Series will be rated A or better by Moody's or S&P or a similar NRSRO. See "Description of Security Ratings" in the Appendix.

  For purposes of determining the dollar-weighted average portfolio maturity of the Series' portfolio, the maturity of a municipal security will be its ultimate maturity, unless it is probable that the issuer of the security will take advantage of maturity-shortening devices such as a call, refunding or redemption provision, in which case the maturity date will be the date on which it is probable that the security will be called, refunded or redeemed. If the municipal security includes the right to demand payment, the maturity of the security for purposes of determining the Series' dollar-weighted average portfolio maturity will be the period remaining until the principal amount of the security can be recovered by exercising the right to demand payment.

  GENERALLY, THE YIELD EARNED ON LONGER-TERM MUNICIPAL OBLIGATIONS IS GREATER THAN THAT EARNED ON SIMILAR OBLIGATIONS WITH SHORTER MATURITIES. HOWEVER, OBLIGATIONS WITH LONGER MATURITIES ARE SUBJECT TO GREATER MARKET RISK. Given a specific change in the level of interest rates, the value of longer-term obligations will fluctuate relatively more than the value of shorter-term obligations. For example, 30-year municipal obligations typically yield 60-90 basis points (.60%-.90%) more than 10-year obligations and have 60-70% more price volatility (market risk) than 10-year obligations.


  THE INTERMEDIATE SERIES INTENDS TO INVEST IN LONGER-TERM, HIGHER YIELDING OBLIGATIONS AND REDUCE THE GREATER MARKET RISK OF SUCH OBLIGATIONS THROUGH THE USE OF FINANCIAL FUTURES CONTRACTS. SPECIFICALLY, THE SERIES WILL INVEST IN MUNICIPAL OBLIGATIONS WITH MATURITIES OF BETWEEN 5 AND 30 YEARS AND SIMULTANEOUSLY HEDGE THE PRICE VOLATILITY OF SUCH OBLIGATIONS THROUGH THE SALE OF FUTURES CONTRACTS. RATHER THAN HEDGING THE MUNICIPAL OBLIGATION ENTIRELY, THE SERIES WILL SELL FUTURES CONTRACTS IN SUFFICIENT AMOUNTS SO THAT THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE COMBINED MUNICIPAL OBLIGATION/FUTURES POSITION WILL BE MORE THAN 3 AND LESS THAN 10 YEARS. IN THIS MANNER, THE INVESTMENT ADVISER WILL CREATE A SYNTHETIC OBLIGATION THROUGH THE CONSTRUCTION OF A PARTIALLY HEDGED LONGER-TERM OBLIGATION POSITION.


  The Fund's investment adviser intends to create such synthetic obligation positions when, in its opinion, the Series will realize one or more of the following benefits compared to buying municipal obligations with shorter maturities: (a) greater market liquidity; (b) lower transaction costs; (c) greater expected capital appreciation or enhanced preservation of capital; or
(d) higher yields.

  In the municipal securities market, most new issues are structured with many serial maturities that are relatively small in principal amount and one or several longer-term maturities that are relatively large in principal amount. Therefore, long-term municipal obligations typically have greater liquidity and the associated transaction costs are relatively less than obligations with maturities of 3 to 15 years.

  It is expected that synthetic obligation positions will often provide greater returns than actual intermediate maturity municipal obligations. This can occur when interest rate futures contracts are relatively overpriced in relation to the current prices of municipal obligations, so that the sale of the futures contracts, as part of a synthetic position, would be advantageous to the Series. Synthetic positions can also be more attractive to the Series when the investment adviser expects yields on longer-term municipal obligations to decrease more (or increase less) than yields on medium-term municipal obligations. If such expectations are correct, the net capital appreciation of the synthetic obligation position should exceed (or the price decline be less than) that of an actual intermediate-term municipal obligation.

  THERE IS NO ASSURANCE THAT THE SYNTHETIC OBLIGATION POSITION WILL TRADE LIKE AN INTERMEDIATE-TERM MUNICIPAL OBLIGATION. ANY USE OF FUTURES CONTRACTS INVOLVES THE RISK OF IMPERFECT CORRELATION IN MOVEMENTS IN THE PRICE OF THE FUTURES CONTRACTS AND MOVEMENTS IN THE PRICE OF THE SECURITY BEING HEDGED. FURTHERMORE, THE SERIES' ABILITY TO CREATE SYNTHETIC OBLIGATIONS IS SUBJECT TO VARIOUS OTHER LIMITATIONS. See "Hedging Strategies--Futures Contracts and Options Thereon" below.

  THE SERIES ALSO MAY USE FUTURES CONTRACTS TO HEDGE AGAINST OVERALL MARKET RISK OF THE ENTIRE PORTFOLIO, as described under "Hedging Strategies--Futures Contracts and Options Thereon" below.

  BORROWING


  Each Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. Each Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a Series' asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



  If a Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the Series' NAV will decrease faster than would otherwise be the case. This is the speculative factor known as leverage. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


HEDGING STRATEGIES

  FUTURES CONTRACTS AND OPTIONS THEREON


  EACH SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF ATTEMPTING TO HEDGE ITS INVESTMENT IN MUNICIPAL OBLIGATIONS AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND ATTEMPTING TO HEDGE AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. A SERIES, AND THUS AN INVESTOR, MAY LOSE MONEY THROUGH UNSUCCESSFUL USE OF THESE STRATEGIES. In that regard, the Intermediate Series may sell futures contracts to create synthetic positions by partially hedging longer-term obligation positions. See "Investment Objectives and Policies--The Intermediate Series" above. The successful use of futures contracts and options thereon by a Series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF A CONTRACT TO DELIVER TO THE PURCHASER OF A CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  EACH SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (THE CFTC). The Series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series. A Series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. In addition, a Series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a Series' assets.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by a Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of a Series to hedge effectively. There is also a risk of loss by a Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.


  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY A SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.


  RISKS OF HEDGING STRATEGIES


  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A SERIES WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A SERIES, AND THUS AN INVESTOR, MAY LOSE MONEY THROUGH UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options thereon include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices or the movement in indicies; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions. See "Investment Objectives and Policies" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  GENERAL


  EACH SERIES MAY INVEST MORE THAN 5% OF ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN. Floating and variable rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate.


  Each Series may also invest in inverse floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.


  Each Series may purchase a rating from an NRSRO for non-rated securities. The purchase of a rating is expected to enhance the value of the security for which the rating is purchased. The cost of purchasing a rating is an expense of the Series.


  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  Each Series may purchase municipal obligations on a when-issued or delayed delivery basis and may from time to time sell obligations on a delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by a Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, each Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time a Series makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. Each Series will establish a segregated account in which it will maintain cash or other liquid assets having a value equal to or greater than the Series' purchase commitments.


  As in the case of purchases, the price of the municipal obligations sold on a delayed delivery basis is determined at the time of the commitment. The price that a Series may be required to accept on the settlement date may be less than the market value of the obligation on that date.

  Each Series may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  MUNICIPAL LEASE OBLIGATIONS

  Each Series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities

(E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. See "Illiquid Securities" below.

  LIQUIDITY PUTS

  Each Series may purchase and exercise puts on municipal bonds and notes without limit. Puts give the Series the right to sell the securities at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of the securities subject to the puts, but the acquisition of the puts may involve an additional cost to the Series. See "Investment Objectives and Policies" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS


  Each Series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. Each Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.



  SECURITIES OF OTHER INVESTMENT COMPANIES



  Each Series may invest up to 10% of its total assets in securities of other investment companies. To the extent that a Series does invest in securities of other investment companies, shareholders of the Series may be subject to duplicate management and advisory fees.


  ILLIQUID SECURITIES


  Each Series may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


  Municipal lease obligations will not be considered illiquid for purposes of the each Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

  SECURITIES LENDING


  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The Fund will not lend more than 33% of the value of its total assets. See "Investment Objectives and Policies--Municipal Securities--Lending of Securities" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.



  PORTFOLIO TURNOVER



  The Series do not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Series' portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.



INVESTMENT RESTRICTIONS



  Each Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of each Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.



                            HOW THE FUND IS MANAGED



  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.



  For the fiscal year ended April 30, 1998, the total expenses as a percentage of average net assets were .62%, 1.02%, 1.27% and .52% of the Class A, Class B, Class C and Class Z shares, respectively, of the High Income Series, .69%, 1.09%, 1.34% and .60% of the Class A, Class B, Class C and Class Z shares, respectively, of the Insured Series, and 1.31%, 1.71%, 1.96% and 1.21% of the Class A, Class B, Class C and Class Z shares, respectively, of the Intermediate Series. See "Financial Highlights."

MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH SERIES UP TO $1 BILLION AND .45 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH SERIES IN EXCESS OF $1 BILLION. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended April 30, 1998, PIFM received a management fee of .45%, .48% and .48% of average daily net assets on behalf of the High Income Series, Insured Series and Intermediate Series, respectively. See "Manager" in the Statement of Additional Information.



  PIFM may from time to time waive its management fee and subsidize operating expenses of a Series. PIFM has agreed to waive 10% of its management fee (approximately .05 of 1% of average net assets, as annualized), with respect to the High Income Series. See "Fund Expenses." The Fund is not required to reimburse PIFM for such fee waiver. Fee waivers and expense subsidies will increase a Series' yield and total return. See "How the Fund Calculates Performance."



  As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $65 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.



  The current portfolio manager of the High Income Series is Peter J. Allegrini, a Managing Director of Prudential Investments, a business group of PIC. Mr. Allegrini has managed the Series' portfolio since July 1994. From 1982 to 1986, he was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund, and has been employed by PIC since 1994. Mr. Allegrini has responsibility for the day-to-day management of the Series' portfolio. The current portfolio manager of the Insured Series is Christian Smith. Mr. Smith has responsibility for the day-to-day management of the Series' portfolio. He has managed the Series' portfolio since October 1997 and has been employed by PIC in various capacities since 1988. The current portfolio managers of the Intermediate Series are Peter Allegrini and Mr. Diamond, who share responsibility for the day-to-day management of the Series' portfolio. They have managed the portfolio since October 1997. Mr. Diamond has been employed by PIC in various capacities since 1993.


  PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF EACH SERIES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities, One Seaport Plaza, New York, New York 10292, previously served as distributor of Fund shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES. THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



  UNDER THE CLASS A PLAN, EACH SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed
 .30 of 1% of the average daily net assets of the Class A shares.



  UNDER THE CLASS B AND CLASS C PLANS, EACH SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholders accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended April 30, 1998, each Series paid distribution expenses of .10%, .50% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series record all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1

Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to a Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV sold by such persons or otherwise.



  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.



FEE WAIVERS AND SUBSIDY



  PIFM may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Effective August 31, 1997, PIFM discontinued its waiver of 10% of its management fee related to the Insured Series and Intermediate Series. The Distributor has voluntarily waived a portion of its distribution fees for the Class A and Class C shares as described under "Fund Expenses." Fee waivers and expense subsidies will increase the Fund's total return. Any such waivers may be terminated at any time without prior notice to shareholders. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


PORTFOLIO TRANSACTIONS


  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities and cash of each Series and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES


EACH SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE SERIES' NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  Each Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declare dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) OF A SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in a Series over a 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Series. The total return shows how much an investment in a Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of each Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  EACH SERIES OF THE FUND HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, EACH SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET TAXABLE INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY A SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent a Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent a Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by each Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of each Series' net assets will be invested in such obligations. See "How the Fund Invests--Other Investments and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon the sale or redemption of a Series' shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held for more than one year and otherwise as short-term capital loss. Any loss realized by a shareholder upon the sale of shares of a Series held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares and treated as long-term capital loss to the extent of capital gains distributions received by the shareholder.


  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by a Series which has invested in such municipal obligations will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by a Series could result in liability for the shareholder for the alternative minimum tax. Similarly, a Series could be liable for the alternative minimum tax for items of tax preference attributed to it.


  With the exception of the High Income Series, the Fund intends to minimize the investment of each Series in municipal obligations of the type that will produce items of tax preference. With respect to the High Income Series, however, it is anticipated that a substantial portion of the Series' assets will be invested in such obligations.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholders' status under the federal income tax law. Withholding generally is also required on taxable dividends and capital gains distributions made by a Series.

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by each Series with respect to each class of shares, to the extent dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF A SERIES BASED ON THE NAV OF EACH CLASS ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


  Any taxable dividends or distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the NAV of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of a Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY COMPRISED OF THREE SERIES WHICH WAS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS ON NOVEMBER 3, 1986 AS AN UNINCORPORATED BUSINESS TRUST, A FORM OF ORGANIZATION THAT IS COMMONLY CALLED A MASSACHUSETTS BUSINESS TRUST. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes of shares within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of each Series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each Series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF EACH SERIES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT) ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors accounts) by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."



  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no minimum. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from the Transfer Agent or the Distributor (Class A shares only). If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.



  Transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.



  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Bond Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of a Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Bond Fund, the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                     ANNUAL 12b-1 FEES
                                                    (AS A % OF AVERAGE
                       SALES CHARGE                  DAILY NET ASSETS)               OTHER INFORMATION
          --------------------------------------  -----------------------  --------------------------------------
CLASS A   Maximum initial sales charge of 3% of   .30 of 1% (Currently     Initial sales charge waived or reduced
          the public offering price               being charged at a rate  for certain purchases
                                                  of .10 of 1%)

CLASS B   Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
          charge or CDSC of 5% of the lesser of                            approximately seven years after
          the amount invested or the redemption                            purchase
          proceeds; declines to zero after six
          years

CLASS C   Maximum CDSC of 1% of the lesser of     1% (Currently being      Shares do not convert to another class
          the amount invested or the redemption   charged at a rate of
          proceeds on redemptions made within     .75 of 1%)
          one year of purchase

CLASS Z   None                                    None                     Sold to a limited group of investors

  The four classes of shares represent an interest in the same portfolio of investments of each Series and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (with the exception of Class Z shares, which are not subject to any distribution or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in a Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                           PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE      OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
------------------------  ----------------   ----------------   -----------------
Less than $99,999                  3.00%              3.09%              3.00%
$100,000 to $249,999               2.50               2.56               2.50
$250,000 to $499,999               1.50               1.52               1.50
$500,000 to $999,999               1.00               1.01               1.00
$1,000,000 and above            None               None               None

  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor, Dealers or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Distributor, your Dealer or the Transfer Agent. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES


  Class Z shares of the Fund are currently available for purchase by the following categories of investors:


(i) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (iii) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan.


  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF EACH SERIES OF THE FUND AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, DISTRIBUTOR, OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.


  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of a Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of a Series of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain or loss realized upon redemption.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of a Series of the Fund to an amount which is lower than the amount of all payments by you for shares of the Series during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CONTINGENT DEFERRED
                                                      SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                         REDEMPTION PROCEEDS
          -------------------------------    ------------------------
          First..........................               5.0%
          Second.........................               4.0%
          Third..........................               3.0%
          Fourth.........................               2.0%
          Fifth..........................               1.0%
          Sixth..........................               1.0%
          Seventh........................              None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer

Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND AND OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds or two Series next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV, on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:



  -AUTOMATIC REINVESTMENTS OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your financial adviser.



  -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.


  -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
 BOND RATINGS

  Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

  Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

  P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
 DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------

Prudential Developing Markets Fund
Prudential Developing Markets Equity Fund
Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Bond Market Index Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

-TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    6
HOW THE FUND INVESTS........................................................   18
  Investment Objectives and Policies........................................   18
  Hedging Strategies........................................................   24
  Other Investments and Policies............................................   26
  Investment Restrictions...................................................   28
HOW THE FUND IS MANAGED.....................................................   28
  Manager...................................................................   29
  Distributor...............................................................   29
  Fee Waivers and Subsidy...................................................   31
  Portfolio Transactions....................................................   31
  Custodian and Transfer and Dividend Disbursing Agent......................   31
  Year 2000.................................................................   31
HOW THE FUND VALUES ITS SHARES..............................................   32
HOW THE FUND CALCULATES PERFORMANCE.........................................   32
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   33
GENERAL INFORMATION.........................................................   35
  Description of Shares.....................................................   35
  Additional Information....................................................   36
SHAREHOLDER GUIDE...........................................................   37
  How to Buy Shares of the Fund.............................................   37
  Alternative Purchase Plan.................................................   38
  How to Sell Your Shares...................................................   41
  Conversion Feature--Class B Shares........................................   44
  How to Exchange Your Shares...............................................   45
  Shareholder Services......................................................   46
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1


-------------------------------------------


MF133A



CUSIP Nos.:
                                          Class A: 74435L103; Class B: 74435L202
High Income Series                         Class C: 74435L707 Class Z: 74435L871
                                          Class A: 74435L301; Class B: 74435L400
Insured Series                             Class C: 74435L806 Class Z: 74435L863
                                          Class A: 74435L509; Class B: 74435L608
Intermediate Series                        Class C: 74435L889 Class Z: 74435L855



PRUDENTIAL
MUNICIPAL
BOND FUND
-----------


HIGH INCOME SERIES
INSURED SERIES
INTERMEDIATE SERIES



                         PROSPECTUS
  July 1, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential Municipal Bond Fund
--------------------------------


PROSPECTUS DATED JULY 1, 1998


----------------------------------------------------------------


Prudential Municipal Bond Fund (the Fund) is an open-end, diversified, management investment company, or mutual fund, consisting of three separate portfolios--the High Income Series, the Insured Series and the Intermediate Series (collectively, the Series). The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital and (iii) the objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. Each Series seeks to achieve its objective through the separate investment policies described in this Prospectus. There can be no assurance that the Series' investment objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies."


Subject to the limitations described herein, each Series may utilize derivatives, including buying and selling futures contracts for the purpose of hedging its portfolio securities. See "How the Fund Invests--Investment Objectives and Policies."


THE HIGH INCOME SERIES MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS JUNK BONDS. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING DEFAULT RISK, THAN HIGHER RATED BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS SERIES. See "How the Fund Invests--Investment Objectives and Policies--The High Income Series--Risk Factors Relating to Investing in High Income Securities."



The Insured Series invests at least 70% of its assets in insured obligations under normal circumstances. The insurance relates to the timely payment of principal and interest on portfolio investments and not to the shares of the Series.


The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated July 1, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional, material incorporated by reference, and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL BOND FUND?


    Prudential Municipal Bond Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company. The Fund is comprised of three separate portfolios--the High Income Series, the Insured Series and the Intermediate Series.


  WHAT ARE THE SERIES' INVESTMENT OBJECTIVES?


    The investment objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes. The investment objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The investment objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Each Series seeks to achieve its objective through the separate investment policies described in this Prospectus. There can be no assurance that the Series' objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 18.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    The High Income Series invests in high yield securities, commonly known as junk bonds, which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, as well as price volatility. The Insured Series invests primarily in insured municipal obligations. Although the insurance policies protect against the failure to make timely payment of principal and interest on the insured municipal obligations, the price of the municipal obligations and the stability of the Series' net asset value per share (NAV) are not insured. The Intermediate Series invests primarily in municipal obligations with maturities between 3 and 15 years and will have a dollar-weighted average portfolio maturity of more than 3 and less than 10 years. Generally, the yield earned on longer-term municipal obligations is greater than that earned on similar obligations with shorter maturities. However, obligations with longer maturities are subject to greater market risk due to larger fluctuations in value given specific changes in the level of interest rates relative to the value of shorter-term obligations. See "How the Fund Invests--Investment Objectives and Policies" at page 18. Each Series may purchase and sell derivatives, including certain financial futures contracts and options thereon, for hedging purposes. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging Strategies--Risks of Hedging Strategies" at page 25. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the average daily net assets of each Series up to $1 billion and .45 of 1% of the average daily net assets of each Series in excess of $1 billion. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $65 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 29.


  WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares of each Series, is paid an annual distribution and service fee which is currently being charged at the rate of .50 of 1% of the average daily net assets of the Class B shares of each Series and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares of each Series. The Distributor incurs the expense of distributing the Fund's Class Z shares under a distribution agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 29.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 37 and "Shareholder Guide--Shareholder Services" at page 46.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 32 and "Shareholder Guide--How to Buy Shares of the Fund" at page 37.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares through this Prospectus:

     - Class A Shares:      Sold with an initial sales charge of up to 3% of
                            the offering price.

     - Class B Shares:      Sold without an initial sales charge but are
                            subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although
                            Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


     - Class C Shares:      Sold without an initial sales charge and, for
                            one year after purchase, are subject to a 1%
                            CDSC on redemptions. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.



     - Class Z Shares:      Sold without either an initial sales charge or
                            CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.


    See "Shareholder Guide--Alternative Purchase Plan" at page 38.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 41.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of a Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 33.

                                 FUND EXPENSES
                               (FOR EACH SERIES)

                                       CLASS A                                                                 CLASS Z
SHAREHOLDER TRANSACTION EXPENSES (a)    SHARES          CLASS B SHARES (b)            CLASS C SHARES            SHARES
                                      ----------     ------------------------     -----------------------     ----------
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)................      3%                   None                        None                  None
    Maximum Sales Load Imposed on
     Reinvested Dividends...........     None                  None                        None                  None
    Maximum Deferred Sales Load (as
     a percentage of original
     purchase price or redemption
     proceeds, whichever is
     lower).........................     None        5% during the first             1% on redemptions           None
                                                     year, decreasing by 1%        made within one year
                                                     annually to 1% in the              of purchase
                                                     fifth and sixth years
                                                     and 0% the seventh year
    Redemption Fees.................     None                  None                        None                  None
    Exchange Fee....................     None                  None                        None                  None

ANNUAL FUND OPERATING EXPENSES (c)
(as a percentage of average net        CLASS A                                                                 CLASS Z
assets)                                 SHARES            CLASS B SHARES              CLASS C SHARES            SHARES
                                      ----------     ------------------------     -----------------------     ----------
    Management Fees:
      High Income Series Before
       Waiver.......................       .50%                 .50%                        .50%                   .50%
      Insured Series................       .50                  .50                         .50                    .50
      Intermediate Series...........       .50                  .50                         .50                    .50
    12b-1 Fees (After Reduction):
      High Income Series............       .10%(d)              .50%                        .75%(d)              None
      Insured Series................       .10(d)               .50                         .75(d)               None
      Intermediate Series...........       .10(d)               .50                         .75(d)               None
    Other Expenses:
      High Income Series............       .07                  .07                         .07                    .07
      Insured Series................       .11                  .11                         .11                    .11
      Intermediate Series...........       .73                  .73                         .73                    .73
    Total Fund Operating Expenses
     (Before Waiver and After
     Reduction):
      High Income Series............       .67                 1.07                        1.32                    .57
      Insured Series................       .71                 1.11                        1.36                    .61
      Intermediate Series...........      1.33                 1.73                        1.98                   1.23



------------------
(a)  Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National
     Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See
     "How the Fund is Managed--Distributor."
(b)  Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--
     Class B Shares."
(c)  Based on expenses incurred during the fiscal year ended April 30, 1998, without taking into account the management fee waiver. At the current level of management fee waiver (10%), Management Fees would be .45% for all classes. Total Fund Operating Expenses for Class A, B, C and Class Z shares would be .62%, 1.02%, 1.27% and .52%, respectively for the High Income
     Series. The expense information in the table with respect to the Insured and Intermediate Series has been restated to reflect current fees.
     Effective August 31, 1997, PIFM eliminated its management fee waiver (10%)
     with respect to the Insured and Intermediate Series. See "How the Fund is
     Managed--Fee Waivers and Subsidy."
(d)  Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily waive all or a portion of the distribution fees as it may determine from time to time. Any such waivers may be terminated at any time without prior notice to shareholders. The fee table reflects the 12b-1 fees that are estimated to be incurred by the Fund during its current fiscal year. Total Fund Operating Expenses of the Class
     A and Class C shares without such limitation would be .87% and 1.57%, respectively, of the High Income Series, .91% and 1.61%, respectively, of the Insured Series and 1.53% and 2.23%, respectively, of the Intermediate
     Series. See "How the Fund is Managed--Distributor."

EXAMPLE (EACH SERIES)                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                               ---------     ---------     ---------     ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    High Income Series
      Class A................................................     $36           $49          $ 64           $105
      Class B................................................     $60           $62          $ 66           $108
      Class C................................................     $23           $40          $ 70           $153
      Class Z................................................     $ 5           $17          $ 29           $ 70
    Insured Series
      Class A................................................     $37           $51          $ 67           $113
      Class B................................................     $61           $65          $ 70           $116
      Class C................................................     $24           $42          $ 73           $161
      Class Z................................................     $ 6           $19          $ 33           $ 79
    Intermediate Series
      Class A................................................     $43           $70          $100           $183
      Class B................................................     $67           $84          $103           $186
      Class C................................................     $30           $62          $106           $229
      Class Z................................................     $12           $38          $ 66           $151
You would pay the following expenses on the same investment, assuming no redemption:
    High Income Series
      Class A................................................     $36           $49          $ 64           $105
      Class B................................................     $10           $32          $ 56           $108
      Class C................................................     $13           $40          $ 70           $153
      Class Z................................................     $ 5           $17          $ 29           $ 70
    Insured Series
      Class A................................................     $37           $51          $ 67           $113
      Class B................................................     $11           $35          $ 60           $116
      Class C................................................     $14           $42          $ 73           $161
      Class Z................................................     $ 6           $19          $ 33           $ 79
    Intermediate Series
      Class A................................................     $43           $70          $100           $183
      Class B................................................     $17           $54          $ 93           $186
      Class C................................................     $20           $62          $106           $229
      Class Z................................................     $12           $38          $ 66           $151
----------------

The above examples are based on data for the Fund's fiscal year ended April 30, 1998. THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as
Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                      (HIGH INCOME SERIES--CLASS A SHARES)



  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                 HIGH INCOME SERIES
                     -----------------------------------------------------------------------------------------------------------
                                                                       CLASS A
                     -----------------------------------------------------------------------------------------------------------
                                                                                                                     JANUARY 22,
                                                                                                                       1990(a)
                                                        YEARS ENDED APRIL 30,                                          THROUGH
                     -------------------------------------------------------------------------------------------      APRIL 30,
                       1998         1997         1996         1995        1994      1993      1992        1991          1990
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...........  $  10.84     $  10.70     $  10.72     $  10.74     $ 11.14   $ 10.68   $ 10.45     $ 10.33       $10.58
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income...........       .67(d)       .70(d)       .72(d)       .72(d)      .72       .77       .77(d)      .79(d)       .23(d)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.....       .47          .14         (.02)        (.02)       (.39)      .46       .23         .12         (.25)
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
Total from
  investment
  operations.......      1.14          .84          .70          .70         .33      1.23      1.00         .91         (.02)
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income...........      (.67)        (.70)        (.72)        (.72)       (.72)     (.77)     (.77)       (.79)        (.23)
Distributions from
  capital gains....        --           --           --           --        (.01)       --        --          --           --
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
Total
  distributions....      (.67)        (.70)        (.72)        (.72)       (.73)     (.77)     (.77)       (.79)        (.23)
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
Net asset value,
  end of period....  $  11.31     $  10.84     $  10.70     $  10.72     $ 10.74   $ 11.14   $ 10.68     $ 10.45       $10.33
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
                     --------     --------     --------     --------     -------   -------   -------     -------     -----------
TOTAL RETURN
  (b):.............     10.80%        8.03%        6.55%        6.90%       2.88%    11.90%     9.82%       9.14%       (1.49)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).....  $421,503     $334,062     $223,073     $115,501     $54,491   $43,529   $24,725     $15,089       $3,905
Average net assets
  (000)............  $381,735     $294,940     $162,329     $ 65,207     $52,982   $31,658   $19,702     $11,594       $1,914
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fees............      0.62%(d)     0.64%(d)     0.64%(d)     0.69%(d)    0.69%     0.74%     0.65%(d)    0.60%(d)     0.60%(c)(d)
  Expenses,
   excluding
   distribution
   fees............      0.52%(d)     0.54%(d)     0.54%(d)     0.59%(d)    0.59%     0.64%     0.55%(d)    0.50%(d)     0.50%(c)(d)
  Net investment
   income..........      6.03%(d)     6.44%(d)     6.58%(d)     6.83%(d)    6.42%     7.04%     7.25%(d)    7.62%(d)     8.17%(c)(d)
Portfolio turnover
  rate.............        13%          26%          35%          39%         36%       27%       34%         29%          44%


---------------

   (a)  Commencement of offering of Class A shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.

   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                      (HIGH INCOME SERIES--CLASS B SHARES)



  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                        HIGH INCOME SERIES
                                         ---------------------------------------------------------------------------------
                                                                              CLASS B
                                         ---------------------------------------------------------------------------------
                                                                       YEARS ENDED APRIL 30,
                                         ---------------------------------------------------------------------------------
                                           1998          1997          1996           1995            1994         1993
                                         --------      --------      --------      ----------      ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $  10.84      $  10.69      $  10.72      $    10.74      $    11.14   $    10.68
                                         --------      --------      --------      ----------      ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................     .63(b)        .66(b)        .68(b)          .68(b)            .68          .73
Net realized and unrealized gain (loss)
  on investment transactions...........       .47           .15          (.03)           (.02)           (.39)         .46
                                         --------      --------      --------      ----------      ----------   ----------
Total from investment operations.......      1.10           .81           .65             .66             .29         1.19
                                         --------      --------      --------      ----------      ----------   ----------
LESS DISTRIBUTIONS
Dividends from net investment income...      (.63)         (.66)         (.68)           (.68)           (.68)        (.73)
Distributions from capital gains.......        --            --            --              --            (.01)          --
                                         --------      --------      --------      ----------      ----------   ----------
Total distributions....................      (.63)         (.66)         (.68)           (.68)           (.69)        (.73)
                                         --------      --------      --------      ----------      ----------   ----------
Net asset value, end of period.........  $  11.31      $  10.84      $  10.69      $    10.72      $    10.74   $    11.14
                                         --------      --------      --------      ----------      ----------   ----------
                                         --------      --------      --------      ----------      ----------   ----------
TOTAL RETURN (a):......................     10.36%         7.71%         6.12%           6.37%           2.46%       11.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $669,223      $665,525      $799,048      $  934,725      $1,099,640   $1,028,480
Average net assets (000)...............  $669,132      $725,305      $900,115      $1,024,132      $1,132,653   $  893,203
Ratios to average net assets:
  Expenses, including distribution
   fees................................      1.02%(b)      1.04%(b)      1.04%(b)        1.09%(b)        1.09%        1.14%
  Expenses, excluding distribution
   fees................................      0.52%(b)      0.54%(b)      0.54%(b)        0.59%(b)        0.58%         .64%
  Net investment income................      5.63%(b)      6.05%(b)      6.19%(b)        6.37%(b)        6.02%        6.66%
Portfolio turnover rate................        13%           26%           35%             39%             36%          27%


                                           1992          1991          1990          1989
                                         --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $  10.45      $  10.34      $  10.56      $  10.13
                                         --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................     .73(b)        .75(b)        .79(b)        .86(b)
Net realized and unrealized gain (loss)
  on investment transactions...........       .23           .11          (.17)          .45
                                         --------      --------      --------      --------
Total from investment operations.......       .96           .86           .62          1.31
                                         --------      --------      --------      --------
LESS DISTRIBUTIONS
Dividends from net investment income...      (.73)         (.75)         (.79)         (.86)
Distributions from capital gains.......        --            --          (.05)         (.02)
                                         --------      --------      --------      --------
Total distributions....................      (.73)         (.75)         (.84)         (.88)
                                         --------      --------      --------      --------
Net asset value, end of period.........  $  10.68      $  10.45      $  10.34      $  10.56
                                         --------      --------      --------      --------
                                         --------      --------      --------      --------
TOTAL RETURN (a):......................      9.40%         8.59%         6.04%        13.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $803,838      $701,483      $622,970      $549,426
Average net assets (000)...............  $759,779      $667,751      $549,485      $185,367
Ratios to average net assets:
  Expenses, including distribution
   fees................................      1.05%(b)      1.00%(b)      0.83%(b)      0.27%(b)
  Expenses, excluding distribution
   fees................................      0.55%(b)      0.50%(b)      0.33%(b)      0.12%(b)
  Net investment income................      6.85%(b)      7.22%(b)      7.24%(b)      7.26%(b)
Portfolio turnover rate................        34%           29%           44%           17%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.



   (b) Net of expense subsidy, fee waivers and distribution fee deferrals. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                      (HIGH INCOME SERIES--CLASS C SHARES)



  The following financial highlights for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the year ended April 30, 1996 and for the period from August 1, 1994 through April 30, 1995. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                  HIGH INCOME SERIES
                                                      ------------------------------------------
                                                                       CLASS C
                                                      ------------------------------------------
                                                                                       AUGUST 1,
                                                                                        1994(a)
                                                           YEAR ENDED APRIL 30,         THROUGH
                                                      ------------------------------   APRIL 30,
                                                        1998       1997       1996       1995
                                                      --------   --------   --------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................  $  10.84   $  10.69   $  10.72    $10.79
                                                      --------   --------   --------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)...........................       .61        .63        .65       .49
Net realized and unrealized gain (loss) on
  investment transactions...........................       .47        .15       (.03)     (.07)
                                                      --------   --------   --------   ---------
Total from investment operations....................      1.08        .78        .62       .42
                                                      --------   --------   --------   ---------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.61)      (.63)      (.65)     (.49)
                                                      --------   --------   --------   ---------
Net asset value, end of period......................  $  11.31   $  10.84   $  10.69    $10.72
                                                      --------   --------   --------   ---------
                                                      --------   --------   --------   ---------
TOTAL RETURN (b):...................................     10.09%      7.44%      5.86%     3.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................  $ 20,554   $  9,563   $  6,471    $3,208
Average net assets (000)............................  $ 14,932   $  8,060   $  5,608    $1,385
Ratios to average net assets:
  Expenses, including distribution fees (d).........      1.27%      1.29%      1.29%     1.34%(c)
  Expenses, excluding distribution fees (d).........      0.52%      0.54%      0.54%     0.59%(c)
  Net investment income (d).........................      5.39%      5.80%      5.93%     6.34%(c)
Portfolio turnover rate.............................        13%        26%        35%       39%


------------

  (a)  Commencement of offering of Class C shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                      (HIGH INCOME SERIES--CLASS Z SHARES)



  The following financial highlights for the Class Z shares for the fiscal year ended April 30, 1998 and for the period from September 16, 1996 through April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                               HIGH INCOME SERIES
                                                           --------------------------
                                                                    CLASS Z
                                                           --------------------------
                                                                        SEPTEMBER 16,
                                                                           1996(a)
                                                           YEAR ENDED      THROUGH
                                                           APRIL 30,      APRIL 30,
                                                              1998          1997
                                                           ----------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................   $ 10.83        $10.79
                                                           ----------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)................................       .68           .45
Net realized and unrealized gain (loss) on investment
  transactions...........................................       .47           .04
                                                           ----------      ------
Total from investment operations.........................      1.15           .49
                                                           ----------      ------
LESS DISTRIBUTIONS
Dividends from net investment income.....................      (.68)         (.45)
                                                           ----------      ------
Net asset value, end of period...........................   $ 11.30        $10.83
                                                           ----------      ------
                                                           ----------      ------
TOTAL RETURN(b):.........................................     10.91%         4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................   $ 9,919        $2,719
Average net assets (000).................................   $ 6,064        $  704
Ratios to average net assets:
  Expenses (d)...........................................      0.52%         0.54%(c)
  Net investment income (d)..............................      6.14%         6.55%(c)
Portfolio turnover rate..................................        13%           26%


------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                        (INSURED SERIES--CLASS A SHARES)


  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                   INSURED SERIES
                      --------------------------------------------------------------------------------------------------------
                                                                      CLASS A
                      --------------------------------------------------------------------------------------------------------
                                                                                                                   JANUARY 22,
                                                                                                                     1990(a)
                                                       YEARS ENDED APRIL 30,                                         THROUGH
                      ----------------------------------------------------------------------------------------      APRIL 30,
                        1998         1997         1996        1995        1994     1993     1992        1991          1990
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $  10.90     $  10.94     $  10.83     $ 10.71     $ 11.44  $ 10.98  $ 10.76     $ 10.25       $10.51
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............       .53(d)       .55(d)       .58(d)      .58(d)      .58      .61      .66(d)      .67(d)       .18(d)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......       .40          .08          .11         .12        (.43)     .73      .24         .54         (.26)
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
Total from
  investment
  operations........       .93          .63          .69         .70         .15     1.34      .90        1.21         (.08)
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............      (.53)        (.55)        (.58)       (.58)       (.58)    (.61)    (.66)       (.67)        (.18)
Distributions in
  excess of net
  investment
  income............        --(e)      (.01)          --          --          --       --       --          --           --
Distributions from
  capital gains.....      (.25)        (.11)          --          --        (.30)    (.27)    (.02)       (.03)          --
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
Total
  distributions.....      (.78)        (.67)        (.58)       (.58)       (.88)    (.88)    (.68)       (.70)        (.18)
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
Net asset value, end
  of period.........  $  11.05     $  10.90     $  10.94     $ 10.83     $ 10.71  $ 11.44  $ 10.98     $ 10.76       $10.25
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
                      --------     --------     --------     -------     -------  -------  -------     -------     -----------
TOTAL RETURN (b):...      8.67%        5.74%        6.47%       6.73%       1.04%   12.68%    8.59%      11.86%       (3.37)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $224,409     $208,411     $139,548     $75,800     $30,669  $30,098  $19,177     $ 7,630       $2,700
Average net assets
  (000).............  $222,115     $187,371     $102,456     $39,471     $32,309  $24,589  $12,731     $ 5,164       $1,280
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fees.............      0.69%(d)     0.68%(d)     0.68%(d)    0.74%(d)    0.71%    0.72%    0.62%(d)    0.61%(d)     0.62%(c)(d)
  Expenses,
   excluding
   distribution
   fees.............      0.59%(d)     0.58%(d)     0.58%(d)    0.64%(d)    0.61%    0.62%    0.52%(d)    0.51%(d)     0.52%(c)(d)
  Net investment
   income...........      4.75%(d)     4.95%(d)     5.20%(d)    5.45%(d)    5.09%    5.46%    6.06%(d)    6.38%(d)     6.64%(c)(d)
Portfolio turnover
  rate..............        85%         110%          68%         64%        105%      85%      56%         51%          82%


-----------------

   (a)  Commencement of offering of Class A shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.



   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                        (INSURED SERIES--CLASS B SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                      INSURED SERIES
                                  --------------------------------------------------------------------------------------
                                                                         CLASS B
                                  --------------------------------------------------------------------------------------
                                                                  YEARS ENDED APRIL 30,
                                  --------------------------------------------------------------------------------------
                                    1998         1997         1996         1995         1994         1993         1992
                                  --------     --------     --------     --------     --------     --------     --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................    $  10.91     $  10.95     $  10.84     $  10.71     $  11.44     $  10.99     $  10.76
                                  --------     --------     --------     --------     --------     --------     --------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........         .49(b)       .50(b)       .54(b)       .54(b)       .54          .56          .62(b)
Net realized and unrealized
  gain (loss) on investment
  transactions................         .40          .08          .11          .13         (.43)         .72          .25
                                  --------     --------     --------     --------     --------     --------     --------
Total from investment
  operations..................         .89          .58          .65          .67          .11         1.28          .87
                                  --------     --------     --------     --------     --------     --------     --------

LESS DISTRIBUTIONS
Dividends from net investment
  income......................        (.49)        (.50)        (.54)        (.54)        (.54)        (.56)        (.62)
Distributions in excess of net
  investment income...........        --(c)        (.01)          --           --           --           --           --
Distributions from capital
  gains.......................        (.25)        (.11)          --           --         (.30)        (.27)        (.02)
                                  --------     --------     --------     --------     --------     --------     --------
Total distributions...........        (.74)        (.62)        (.54)        (.54)        (.84)        (.83)        (.64)
                                  --------     --------     --------     --------     --------     --------     --------
Net asset value, end of
  period......................    $  11.06     $  10.91     $  10.95     $  10.84     $  10.71     $  11.44     $  10.99
                                  --------     --------     --------     --------     --------     --------     --------
                                  --------     --------     --------     --------     --------     --------     --------

TOTAL RETURN (a):.............        8.23%        5.32%        6.04%        6.40%        0.63%       12.14%        8.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................    $236,370     $298,005     $443,391     $567,648     $740,447     $770,060     $638,451
Average net assets (000)......    $270,553     $365,891     $524,452     $660,237     $807,794     $705,846     $609,516
Ratios to average net assets:
  Expenses, including
   distribution fees..........        1.09%(b)     1.08%(b)     1.08%(b)     1.14%(b)     1.11%        1.12%        1.02%(b)
  Expenses, excluding
   distribution fees..........        0.59%(b)     0.58%(b)     0.58%(b)     0.64%(b)     0.61%        0.62%        0.52%(b)
  Net investment income.......        4.35%(b)     4.54%(b)     4.80%(b)     4.99%(b)     4.69%        5.06%        5.66%(b)
Portfolio turnover rate.......          85%         110%          68%          64%         105%          85%          56%


                                  1991         1990         1989
                                --------     --------     --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $  10.25     $  10.54     $  10.18
                                --------     --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........       .63(b)       .67(b)       .76(b)
Net realized and unrealized
  gain (loss) on investment
  transactions................       .54         (.22)         .42
                                --------     --------     --------
Total from investment
  operations..................      1.17          .45         1.18
                                --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................      (.63)        (.67)        (.76)
Distributions in excess of net
  investment income...........        --           --           --
Distributions from capital
  gains.......................      (.03)        (.07)        (.06)
                                --------     --------     --------
Total distributions...........      (.66)        (.74)        (.82)
                                --------     --------     --------
Net asset value, end of
  period......................  $  10.76     $  10.25     $  10.54
                                --------     --------     --------
                                --------     --------     --------
TOTAL RETURN (a):.............     11.43%        4.36%       11.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $578,412     $497,139     $447,101
Average net assets (000)......  $537,275     $446,904     $160,158
Ratios to average net assets:
  Expenses, including
   distribution fees..........      1.01%(b)     0.85%(b)     0.22%(b)
  Expenses, excluding
   distribution fees..........      0.51%(b)     0.35%(b)     0.13%(b)
  Net investment income.......      5.98%(b)     6.07%(b)     6.52%(b)
Portfolio turnover rate.......        51%          82%          87%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.



   (b) Net of expense subsidy, fee waivers and distribution fee deferrals. See "Manager" in the Statement of Additional Information.



   (c)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                        (INSURED SERIES--CLASS C SHARES)


  The following financial highlights, for the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the year ended April 30, 1996 and the period August 1, 1994 through April 30, 1995. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                 INSURED SERIES
                                                  ---------------------------------------------
                                                                     CLASS C
                                                  ---------------------------------------------
                                                                                      AUGUST 1,
                                                                                       1994(a)
                                                       YEAR ENDED APRIL 30,            THROUGH
                                                  -------------------------------     APRIL 30,
                                                   1998        1997        1996         1995
                                                  -------     -------     -------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $10.91      $10.95      $10.84      $10.79
                                                  -------     -------     -------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................         .46(d)      .48(d)      .51(d)      .39(d)
Net realized and unrealized gain (loss) on
  investment transactions....................         .40         .08         .11         .05
                                                  -------     -------     -------     ---------
Total from investment operations.............         .86         .56         .62         .44
                                                  -------     -------     -------     ---------
LESS DISTRIBUTIONS
Dividends from net investment income.........        (.46)       (.48)       (.51)       (.39)
Distributions in excess of net investment
  income.....................................        --(e)       (.01)         --          --
Distributions from capital gains.............        (.25)       (.11)         --          --
                                                  -------     -------     -------     ---------
Total distributions..........................        (.71)       (.60)       (.51)       (.39)
                                                  -------     -------     -------     ---------
Net asset value, end of period...............      $11.06      $10.91      $10.95      $10.84
                                                  -------     -------     -------     ---------
                                                  -------     -------     -------     ---------
TOTAL RETURN (b):............................        7.96%       5.06%       5.78%       4.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............      $1,509      $  888      $1,137      $  525
Average net assets (000).....................      $1,142      $  973      $  827      $  224
Ratios to average net assets:
  Expenses, including distribution fees......        1.34%(d)    1.33%(d)    1.33%(d)    1.39%(d)
  Expenses, excluding distribution fees......        0.59%(d)    0.58%(d)    0.58%(d)    0.64%(d)
  Net investment income......................        4.11%(d)    4.29%(d)    4.56%(d)    4.92%(d)
Portfolio turnover rate......................          85%        110%         68%         64%


---------------

   (a)  Commencement of offering of Class C shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.



   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                        (INSURED SERIES--CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the fiscal year ended April 30, 1998 and the period from September 16, 1996 through April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                   INSURED SERIES
                                            -----------------------------
                                                       CLASS Z
                                            -----------------------------
                                                            SEPTEMBER 16,
                                                               1996(a)
                                            YEAR ENDED         THROUGH
                                            APRIL 30,         APRIL 30,
                                               1998             1997
                                            ----------      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $10.91           $11.05
                                            ----------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................       .54(d)           .36(d)
Net realized and unrealized gain (loss) on
  investment transactions.................       .39             (.02)
                                            ----------         ------
Total from investment operations..........       .93              .34
                                            ----------         ------
LESS DISTRIBUTIONS
Dividends from net investment income......      (.54)            (.36)
Distributions in excess of net investment
  income..................................        --(e)          (.01)
Distributions from capital gains..........      (.25)            (.11)
                                            ----------         ------
Total distributions.......................      (.79)            (.48)
                                            ----------         ------
Net asset value, end of period............    $11.05           $10.91
                                            ----------         ------
                                            ----------         ------
TOTAL RETURN (b):.........................      8.68%            2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........    $  418              $15
Average net assets (000)..................    $  173              $10
Ratios to average net assets:
  Expenses................................      0.59%(d)         0.58%(c)(d)
  Net investment income...................      4.92%(d)         4.18%(c)(d)
Portfolio turnover rate...................        85%             110%


-------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.


  (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.



  (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (INTERMEDIATE SERIES--CLASS A SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                INTERMEDIATE SERIES
                      -------------------------------------------------------------------------------------------------------
                                                                      CLASS A
                      -------------------------------------------------------------------------------------------------------
                                                                                                                  JANUARY 22,
                                                                                                                    1990(a)
                                                       YEARS ENDED APRIL 30,                                        THROUGH
                      ---------------------------------------------------------------------------------------      APRIL 30,
                       1998        1997        1996        1995        1994    1993        1992        1991          1990
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $ 10.59     $ 10.65     $ 10.45     $ 10.67     $11.08  $ 10.59     $ 10.48     $  9.98       $10.21
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .43(d)      .46(d)      .47(d)      .51(d)     .53      .54(d)      .57(d)      .59(d)       .18(d)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .28        (.05)        .20        (.03)      (.19)     .60         .26         .50         (.23)
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------
Total from
  investment
  operations........      .71         .41         .67         .48        .34     1.14         .83        1.09         (.05)
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------

LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.43)       (.46)       (.47)       (.51)      (.53)    (.54)       (.57)       (.59)        (.18)
Distributions in
  excess of net
  investment
  income............       --        (.01)         --        (.01)        --       --          --          --           --
Distributions from
  capital gains.....     (.06)         --          --        (.18)      (.22)    (.11)       (.15)         --           --
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------
Total
  distributions.....     (.49)       (.47)       (.47)       (.70)      (.75)    (.65)       (.72)       (.59)        (.18)
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------
Net asset value, end
  of period.........  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $10.67  $ 11.08     $ 10.59     $ 10.48       $ 9.98
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------
                      -------     -------     -------     -------     ------  -------     -------     -------     -----------

TOTAL RETURN (b):...     6.76%       3.86%       6.48%       4.52%      2.83%   11.13%       8.14%      11.20%       (2.49)%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $13,126     $13,740     $12,552     $10,507     $5,810  $ 3,594     $ 1,424     $   397       $  164
Average net assets
  (000).............  $13,591     $13,487     $12,604     $ 7,742     $4,981  $ 1,883     $   599     $   305       $   80
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fees.............     1.31%(d)    1.15%(d)    1.16%(d)    1.05%(d)   1.00%    1.06%(d)    1.06%(d)    0.92%(d)     0.63%(c)(d)
  Expenses,
   excluding
   distribution
   fees.............     1.21%(d)    1.05%(d)    1.06%(d)    0.95%(d)   0.90%    0.96%(d)    0.96%(d)    0.82%(d)     0.53%(c)(d)
  Net investment
   income...........     3.99%(d)    4.30%(d)    4.36%(d)    4.75%(d)   4.63%    5.09%(d)    5.41%(d)    5.92%(d)     6.26%(c)(d)
Portfolio turnover
  rate..............       54%         46%         35%         30%        55%      22%         78%        128%          91%


-----------------

   (a)  Commencement of offering of Class A shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (INTERMEDIATE SERIES--CLASS B SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the three years ended April 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                               INTERMEDIATE SERIES
                 ---------------------------------------------------------------------------------------------------------------
                                                                     CLASS B
                 ---------------------------------------------------------------------------------------------------------------
                                                              YEARS ENDED APRIL 30,
                 ---------------------------------------------------------------------------------------------------------------
                  1998        1997        1996        1995        1994    1993        1992        1991        1990        1989
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset
  value,
  beginning of
  period.......  $ 10.59     $ 10.65     $ 10.45     $ 10.68     $11.09  $ 10.60     $ 10.48     $  9.98     $ 10.17     $ 10.14
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income.......    .39(b)      .42(b)      .43(b)      .45(b)       .48    .50(b)      .53(b)      .56(b)      .62(b)      .70(b)
Net realized
  and
  unrealized
  gain (loss)
  on investment
transactions...      .28        (.05)        .20        (.04)      (.19)     .60         .27         .50        (.16)        .09
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------
Total from
  investment
  operations...      .67         .37         .63         .41        .29     1.10         .80        1.06         .46         .79
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------

LESS
  DISTRIBUTIONS
Dividends from
  net
  investment
  income.......     (.39)       (.42)       (.43)       (.45)      (.48)    (.50)       (.53)       (.56)       (.62)       (.70)
Distributions
  in excess of
  net
  investment
  income.......       --        (.01)         --        (.01)        --       --          --          --          --          --
Distributions
  from capital
  gains........     (.06)         --          --        (.18)      (.22)    (.11)       (.15)         --        (.03)       (.06)
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------
Total
distributions...    (.45)       (.43)       (.43)       (.64)      (.70)    (.61)       (.68)       (.56)       (.65)       (.76)
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------
Net asset
  value, end of
  period.......  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $10.68  $ 11.09     $ 10.60     $ 10.48     $  9.98     $ 10.17
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------
                 -------     -------     -------     -------     ------  -------     -------     -------     -------     -------

TOTAL RETURN
  (a):.........     6.33%       3.44%       6.05%       3.99%      2.43%   10.62%       7.68%      10.82%       4.61%       8.21%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end
  of period
  (000)........  $24,017     $29,980     $40,550     $51,039     $65,215 $57,049     $45,401     $45,401     $47,838     $45,362
Average net
  assets
  (000)........  $27,175     $35,221     $46,127     $60,174     $59,811 $50,154     $44,439     $46,521     $46,246     $30,515
Ratios to
  average net
  assets:
  Expenses,
   including
   distribution
   fees........     1.71%(b)    1.55%(b)    1.56%(b)    1.45%(b)   1.40%    1.46%(b)    1.46%(b)    1.32%(b)    0.83%(b)    0.15%(b)
  Expenses,
   excluding
   distribution
   fees........     1.21%(b)    1.05%(b)    1.06%(b)    0.95%(b)   0.90%    0.96%(b)    0.96%(b)    0.82%(b)    0.33%(b)    0.05%(b)
  Net
   investment
   income......     3.59%(b)    3.89%(b)    3.96%(b)    4.35%(b)   4.23%    4.69%(b)    5.01%(b)    5.52%(b)    6.03%(b)    6.59%(b)
Portfolio
  turnover
  rate.........       54%         46%         35%         30%        55%      22%         78%        128%         91%        135%


-----------------


   (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.



   (b) Net of expense subsidy, fee waivers and distribution fee deferrals. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                     (INTERMEDIATE SERIES--CLASS C SHARES)


  The following financial highlights, with respect to the fiscal years ended April 30, 1997 and 1998 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the year ended April 30, 1996 and the period August 1, 1994 through April 30, 1995. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial highlights were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                               INTERMEDIATE SERIES
                                                    ------------------------------------------
                                                                     CLASS C
                                                    ------------------------------------------
                                                                                     AUGUST 1,
                                                                                      1994(a)
                                                        YEAR ENDED APRIL 30,          THROUGH
                                                    ----------------------------     APRIL 30,
                                                     1998       1997       1996        1995
                                                    ------     ------     ------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $10.59     $10.65     $10.45     $10.54
                                                    ------     ------     ------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................     .36(d)     .39(d)     .40(d)     .35(d)
Net realized and unrealized gain (loss) on
  investment transactions.........................     .28       (.05)       .20       (.08)
                                                    ------     ------     ------     ---------
Total from investment operations..................     .64        .34        .60        .27
                                                    ------     ------     ------     ---------
LESS DISTRIBUTIONS
Dividends from net investment income..............    (.36)      (.39)      (.40)      (.35)
Distributions in excess of net investment
  income..........................................      --       (.01)        --       (.01)
Distributions from capital gains..................    (.06)        --         --         --
                                                    ------     ------     ------     ---------
Total distributions...............................    (.42)      (.40)      (.40)      (.36)
                                                    ------     ------     ------     ---------
Net asset value, end of period....................  $10.81     $10.59     $10.65     $10.45
                                                    ------     ------     ------     ---------
                                                    ------     ------     ------     ---------
TOTAL RETURN (b):.................................    6.07%      3.17%      5.79%      2.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $  449     $  257     $  225     $  167
Average net assets (000)..........................  $  381     $  149     $  197     $   28
Ratios to average net assets:
  Expenses, including distribution fees...........    1.96%(d)   1.80%(d)   1.81%(d)   1.81%(c)(d)
  Expenses, excluding distribution fees...........    1.21%(d)   1.05%(d)   1.06%(d)   1.06%(c)(d)
  Net investment income...........................    3.33%(d)   3.65%(d)   3.71%(d)   4.34%(c)(d)
Portfolio turnover rate...........................      54%        46%        35%        30%


---------------

   (a)  Commencement of offering of Class C shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                     (INTERMEDIATE SERIES--CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the fiscal year ended April 30, 1998 and the period from September 16, 1996 through April 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                         INTERMEDIATE SERIES
                                                    -----------------------------
                                                               CLASS Z
                                                    -----------------------------
                                                                    SEPTEMBER 16,
                                                                       1996(a)
                                                    YEAR ENDED         THROUGH
                                                    APRIL 30,         APRIL 30,
                                                       1998             1997
                                                    ----------      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $10.59           $10.63
                                                    ----------         ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .44(d)           .31(d)
Net realized and unrealized gain (loss) on
  investment transactions.........................       .28             (.03)
                                                    ----------         ------
Total from investment operations..................       .72              .28
                                                    ----------         ------

LESS DISTRIBUTIONS
Dividends from net investment income..............      (.44)            (.31)
Distributions in excess of net investment
  income..........................................        --             (.01)
Distributions from capital gains..................      (.06)              --
                                                    ----------         ------
Total distributions...............................      (.50)            (.32)
                                                    ----------         ------
Net asset value, end of period....................    $10.81           $10.59
                                                    ----------         ------
                                                    ----------         ------

TOTAL RETURN(b):..................................      6.86%            2.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................    $1,194           $  246
Average net assets (000)..........................    $  447           $   63
Ratios to average net assets:
  Expenses........................................      1.21%(d)         1.05%(c)(d)
  Net investment income...........................      4.09%(d)         4.65%(c)(d)
Portfolio turnover rate...........................        54%              46%


---------------

   (a)  Commencement of offering of Class Z shares.

   (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (c)  Annualized.


   (d) Net of management fee waiver. See "Manager" in the Statement of Additional Information.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES


  THE FUND IS COMPRISED OF THREE SEPARATE DIVERSIFIED PORTFOLIOS--THE HIGH INCOME SERIES, THE INSURED SERIES AND THE INTERMEDIATE SERIES--EACH OF WHICH IS MANAGED INDEPENDENTLY. THE INVESTMENT OBJECTIVES OF THE SERIES ARE AS FOLLOWS:
(i) THE OBJECTIVE OF THE HIGH INCOME SERIES IS TO PROVIDE THE MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES, (ii) THE OBJECTIVE OF THE INSURED SERIES IS TO PROVIDE THE MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND (iii) THE OBJECTIVE OF THE INTERMEDIATE SERIES IS TO PROVIDE A HIGH LEVEL OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVES WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. See "Taxes, Dividends and Distributions."


  As with an investment in any mutual fund, an investment in any Series of this Fund can decrease in value and you can lose money.

  EACH SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE SERIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES OF THE SERIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  EACH SERIES PURSUES ITS INVESTMENT OBJECTIVE THROUGH THE SEPARATE INVESTMENT POLICIES DESCRIBED BELOW. These policies differ with respect to the maturity and quality of portfolio securities in which a Series may invest and can affect the yield for each Series and the degree of market risk and credit risk to which each Series is subject.


  EACH SERIES WILL SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN A PORTFOLIO OF OBLIGATIONS ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES AND INSTRUMENTALITIES, THE INTEREST ON WHICH IS GENERALLY ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXATION (MUNICIPAL OBLIGATIONS OR MUNICIPAL SECURITIES). THE PORTFOLIO SECURITIES HELD BY EACH OF THE SERIES WILL VARY WITH RESPECT TO YIELD, MARKET PRICE VOLATILITY AND QUALITY. Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations generally vary inversely with interest rates. In addition, lower rated municipal obligations typically provide a higher yield than higher rated municipal obligations of similar maturity. However, lower rated municipal obligations are also subject to a greater degree of risk with respect to the ability of the issuer to meet the principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to the market perceptions of the creditworthiness of the issuer. Insurance policies may be obtained to insure against credit risk, but not against market risk. From time to time, a Series may own the majority of a municipal obligation. Such majority-owned holdings may present additional market and credit risks.



  Municipal securities include bonds and notes issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is generally eligible for exclusion from federal income tax. Municipal bonds are typically issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal notes generally are used to finance short-term capital needs and typically have maturities of one year or less.



  DURING NORMAL MARKET CONDITIONS, THE ASSETS OF EACH SERIES WILL BE INVESTED SO THAT IT WILL HAVE AT LEAST 80% OF ITS NET ASSETS INVESTED IN MUNICIPAL OBLIGATIONS. However, when the Fund's investment adviser believes that market conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a Series may hold more than 20% of its net assets in cash, cash equivalents or investment grade taxable obligations, including obligations that are generally exempt from state, but not federal, taxation. Each Series may invest in municipal cash equivalents, such as floating rate demand notes, municipal commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments, such as repurchase agreements. Each Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met.



  THE HIGH INCOME SERIES



  THE HIGH INCOME SERIES WILL INVEST PRIMARILY IN MUNICIPAL OBLIGATIONS WHICH ARE RATED B OR BETTER BY MOODY'S INVESTORS SERVICE (MOODY'S) OR STANDARD & POOR'S RATINGS GROUP (S&P) OR A SIMILAR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) AND WHICH GENERALLY HAVE MATURITIES IN EXCESS OF TEN YEARS AT THE TIME OF PURCHASE, ALTHOUGH THE SERIES ALSO WILL INVEST IN MUNICIPAL OBLIGATIONS HAVING MATURITIES RANGING FROM ONE YEAR TO TEN YEARS, PROVIDED THAT THE WEIGHTED AVERAGE MATURITY OF THE SERIES' INVESTMENT PORTFOLIO REMAINS WITHIN THE FIFTEEN TO THIRTY YEAR RANGE. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated Ba or BB or lower by Moody's or S&P, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as junk bonds. While such securities may have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposures to adverse conditions. See "Risk Factors Relating to Investing in High Yield Securities" below and "Description of Security Ratings" in the Appendix. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio.



  THE SERIES MAY ALSO INVEST IN MUNICIPAL SECURITIES WHICH ARE NOT RATED IF, BASED UPON A CREDIT ANALYSIS BY THE FUND'S INVESTMENT ADVISER, THE INVESTMENT ADVISER BELIEVES THAT SUCH SECURITIES ARE OF COMPARABLE QUALITY TO RATED MUNICIPAL SECURITIES IN WHICH THE SERIES MAY INVEST. The High Income Series normally can be expected to offer the highest yields of the three Series, but it will also be subject to the greatest market and credit risk.


  THE SERIES ALSO MAY INVEST IN SHORT-TERM MUNICIPAL OBLIGATIONS (I.E., CASH EQUIVALENTS) THAT ARE, AT THE TIME OF PURCHASE, RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY EITHER MOODY'S (CURRENTLY MIG 1, MIG 2, MIG 3 AND MIG 4 FOR NOTES AND P-1, P-2 AND P-3 FOR COMMERCIAL PAPER) OR S&P (CURRENTLY A-1, A-2 AND A-3 FOR COMMERCIAL PAPER AND SP-1 AND SP-2 FOR NOTES). See "Other Investments and Policies--General" below.


  The Series may also invest up to 10% of its total assets in debt securities of financially troubled and operationally troubled obligors (distressed securities). Financially troubled obligors include obligors involved in bankruptcy or reorganization proceedings or financial restructurings or otherwise in default on their obligations. Operationally troubled obligors are ones experiencing poor operating results that may have severely depressed earnings or have special competitive or product obsolescence problems.



  The Series is permitted to invest in defaulted securities and in low quality debt securities having a rating of D or better as determined by S&P or Moody's or having a comparable rating determined by another NRSRO, or in unrated securities which, in the opinion of the investment adviser, are of equivalent quality. See "Risk Factors Relating to Investing in High Yield Securities" below and the "Description of Security Ratings" in the Appendix. Such lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the obligor's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.



  The Subadviser maintains a fixed-income research group which the Series' portfolio manager may consult in managing the portfolio and in researching financially troubled and operationally troubled obligors. The Series' portfolio manager reviews on an ongoing basis financially troubled and operationally troubled obligors, including prospective purchases and portfolio holdings of the Series. The portfolio manager has broad access to research and financial reports, data retrieval services and industry analysts.



  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower rated (I.E., high yield) securities or non-rated securities of comparable quality are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  Debt rated Ba, B, Caa, Ca and C by Moody's, and debt rated BB, B, CCC, CC and C by S&P is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Among junk bonds, Ba/BB indicates the lowest degree of speculation and C/D the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P is in payment default. Moody's does not have a D rating. See the "Description of Security Ratings" in the Appendix.



  Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicated.

  From time to time proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect the Series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of the Series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.


  LOWER RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


  During the year ended April 30, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                          PERCENTAGE OF
                      RATINGS           TOTAL INVESTMENTS
                      ------------     -------------------
                      AAA/Aaa                  26.7%
                      AA/Aa                     4.9%
                      A/A                       0.8%
                      BBB/Baa                  10.6%
                      BB/Ba                     4.5%
                      B/B                       1.9%
                      CCC/Caa                   0.0%
                      Unrated
                        AAA/Aaa                 2.7%
                        AA/Aa                   0.0%
                        A/A                     0.3%
                        BBB/Baa                 3.0%
                        BB/Ba                  14.1%
                        B/B                    27.8%
                        CCC/Caa                 0.5%
                        D                       2.2%


  THE INSURED SERIES

  THE INSURED SERIES WILL INVEST PRIMARILY IN MUNICIPAL OBLIGATIONS WHICH ARE
(i) INSURED BY AN ENTITY WHOSE CLAIMS-PAYING ABILITY AT THE TIME OF PURCHASE IS RATED Aaa BY MOODY'S OR AAA BY S&P, OR A SIMILAR NRSRO, SO THAT THE OBLIGATION IS RATED AAA OR Aaa OR MEETS THE ELIGIBILITY CRITERIA IMPOSED BY SUCH INSURERS,
(ii) RATED Aaa OR AAA BY
MOODY'S OR S&P, RESPECTIVELY, OR A SIMILAR NRSRO (OR, IN THE CASE OF NOTES OR VARIABLE RATE SECURITIES, A-1, P-1, MIG 1 OR SP-1), BASED ON THE CREDIT OF THE ISSUER OR (iii) BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. The Series may also invest up to 5% of its total assets in municipal obligations which are rated A/A or Aa/AA by Moody's or S&P, respectively, or a similar NRSRO. See "Description of Security Ratings" in the Appendix. The Series may also invest in municipal securities which are not rated if, based upon a credit analysis by the Fund's investment adviser, the investment adviser believes that such securities are of comparable quality to other municipal securities that the Series may purchase.


  UNDER NORMAL CONDITIONS, AT LEAST 70% OF THE SERIES' TOTAL ASSETS WILL CONSIST OF INSURED OBLIGATIONS. AS OF APRIL 30, 1998, APPROXIMATELY 90% OF THE SERIES' TOTAL ASSETS WERE OBLIGATIONS INSURED BY A MUNICIPAL BOND INSURER. This insurance may be provided either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Series or a previous bondholder or noteholder. See "Insurance" below. As noted above, the Series will acquire insurance only from, and purchase municipal bonds and notes insured by, insurers whose claims-paying ability is rated AAA or Aaa at the time of purchase. Changes in the financial condition of an insurer could result in a subsequent reduction or withdrawal of this rating. In each case, the insurance policies protect only against the timely payment of principal and interest on the insured municipal bonds and notes. The price of the municipal obligations, which may fluctuate due to changes in interest rates generally or factors affecting the credit of the insurer, and the stability of the Series' NAV are not insured.


  INSURANCE. The Series may at times purchase secondary market insurance on municipal bonds and notes which it holds or acquires. Secondary market insurance would be reflected in the market value of the municipal obligation and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the municipal bonds and notes held by the Insured Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Insured Series.


  The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. It is anticipated that, under current market conditions, a great majority of the municipal obligations held by the Insured Series will be insured by the following entities, among others: MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Guaranty Insurance Company and Financial Security Assurance Inc. S&P rates securities insured by all of these companies AAA. Moody's rates securities insured by all of these companies Aaa. The Insured Series may, from time to time, purchase municipal securities insured by other entities or acquire insurance coverage for individual uninsured municipal securities directly from another insurer provided any such entity has a claims-paying ability rated AAA or Aaa by S&P or Moody's, respectively. See "Investment Objectives and Policies--The Insured Series" in the Statement of Additional Information for additional information concerning the insurers.

  New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by the Series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

  THE INTERMEDIATE SERIES

  THE INTERMEDIATE SERIES WILL INVEST PRIMARILY IN MUNICIPAL OBLIGATIONS WITH MATURITIES BETWEEN 3 AND 15 YEARS AND WILL HAVE A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF MORE THAN 3 AND LESS THAN 10 YEARS. ALL OF THE MUNICIPAL OBLIGATIONS HELD BY THE INTERMEDIATE SERIES WILL BE RATED AT LEAST BAA BY MOODY'S OR BBB BY S&P OR A SIMILAR NRSRO AT THE TIME OF PURCHASE OR BE NON-RATED OBLIGATIONS OF COMPARABLE QUALITY IN THE OPINION OF THE FUND'S INVESTMENT ADVISER. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Under normal circumstances, at least 60% of the municipal obligations purchased by the Series will be rated A or better by Moody's or S&P or a similar NRSRO. See "Description of Security Ratings" in the Appendix.

  For purposes of determining the dollar-weighted average portfolio maturity of the Series' portfolio, the maturity of a municipal security will be its ultimate maturity, unless it is probable that the issuer of the security will take advantage of maturity-shortening devices such as a call, refunding or redemption provision, in which case the maturity date will be the date on which it is probable that the security will be called, refunded or redeemed. If the municipal security includes the right to demand payment, the maturity of the security for purposes of determining the Series' dollar-weighted average portfolio maturity will be the period remaining until the principal amount of the security can be recovered by exercising the right to demand payment.

  GENERALLY, THE YIELD EARNED ON LONGER-TERM MUNICIPAL OBLIGATIONS IS GREATER THAN THAT EARNED ON SIMILAR OBLIGATIONS WITH SHORTER MATURITIES. HOWEVER, OBLIGATIONS WITH LONGER MATURITIES ARE SUBJECT TO GREATER MARKET RISK. Given a specific change in the level of interest rates, the value of longer-term obligations will fluctuate relatively more than the value of shorter-term obligations. For example, 30-year municipal obligations typically yield 60-90 basis points (.60%-.90%) more than 10-year obligations and have 60-70% more price volatility (market risk) than 10-year obligations.


  THE INTERMEDIATE SERIES INTENDS TO INVEST IN LONGER-TERM, HIGHER YIELDING OBLIGATIONS AND REDUCE THE GREATER MARKET RISK OF SUCH OBLIGATIONS THROUGH THE USE OF FINANCIAL FUTURES CONTRACTS. SPECIFICALLY, THE SERIES WILL INVEST IN MUNICIPAL OBLIGATIONS WITH MATURITIES OF BETWEEN 5 AND 30 YEARS AND SIMULTANEOUSLY HEDGE THE PRICE VOLATILITY OF SUCH OBLIGATIONS THROUGH THE SALE OF FUTURES CONTRACTS. RATHER THAN HEDGING THE MUNICIPAL OBLIGATION ENTIRELY, THE SERIES WILL SELL FUTURES CONTRACTS IN SUFFICIENT AMOUNTS SO THAT THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE COMBINED MUNICIPAL OBLIGATION/FUTURES POSITION WILL BE MORE THAN 3 AND LESS THAN 10 YEARS. IN THIS MANNER, THE INVESTMENT ADVISER WILL CREATE A SYNTHETIC OBLIGATION THROUGH THE CONSTRUCTION OF A PARTIALLY HEDGED LONGER-TERM OBLIGATION POSITION.


  The Fund's investment adviser intends to create such synthetic obligation positions when, in its opinion, the Series will realize one or more of the following benefits compared to buying municipal obligations with shorter maturities: (a) greater market liquidity; (b) lower transaction costs; (c) greater expected capital appreciation or enhanced preservation of capital; or
(d) higher yields.

  In the municipal securities market, most new issues are structured with many serial maturities that are relatively small in principal amount and one or several longer-term maturities that are relatively large in principal amount. Therefore, long-term municipal obligations typically have greater liquidity and the associated transaction costs are relatively less than obligations with maturities of 3 to 15 years.

  It is expected that synthetic obligation positions will often provide greater returns than actual intermediate maturity municipal obligations. This can occur when interest rate futures contracts are relatively overpriced in relation to the current prices of municipal obligations, so that the sale of the futures contracts, as part of a synthetic position, would be advantageous to the Series. Synthetic positions can also be more attractive to the Series when the investment adviser expects yields on longer-term municipal obligations to decrease more (or increase less) than yields on medium-term municipal obligations. If such expectations are correct, the net capital appreciation of the synthetic obligation position should exceed (or the price decline be less than) that of an actual intermediate-term municipal obligation.

  THERE IS NO ASSURANCE THAT THE SYNTHETIC OBLIGATION POSITION WILL TRADE LIKE AN INTERMEDIATE-TERM MUNICIPAL OBLIGATION. ANY USE OF FUTURES CONTRACTS INVOLVES THE RISK OF IMPERFECT CORRELATION IN MOVEMENTS IN THE PRICE OF THE FUTURES CONTRACTS AND MOVEMENTS IN THE PRICE OF THE SECURITY BEING HEDGED. FURTHERMORE, THE SERIES' ABILITY TO CREATE SYNTHETIC OBLIGATIONS IS SUBJECT TO VARIOUS OTHER LIMITATIONS. See "Hedging Strategies--Futures Contracts and Options Thereon" below.

  THE SERIES ALSO MAY USE FUTURES CONTRACTS TO HEDGE AGAINST OVERALL MARKET RISK OF THE ENTIRE PORTFOLIO, as described under "Hedging Strategies--Futures Contracts and Options Thereon" below.

  BORROWING


  Each Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. Each Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a Series' asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



  If a Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the Series' NAV will decrease faster than would otherwise be the case. This is the speculative factor known as leverage. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


HEDGING STRATEGIES

  FUTURES CONTRACTS AND OPTIONS THEREON


  EACH SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF ATTEMPTING TO HEDGE ITS INVESTMENT IN MUNICIPAL OBLIGATIONS AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND ATTEMPTING TO HEDGE AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. A SERIES, AND THUS AN INVESTOR, MAY LOSE MONEY THROUGH UNSUCCESSFUL USE OF THESE STRATEGIES. In that regard, the Intermediate Series may sell futures contracts to create synthetic positions by partially hedging longer-term obligation positions. See "Investment Objectives and Policies--The Intermediate Series" above. The successful use of futures contracts and options thereon by a Series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF A CONTRACT TO DELIVER TO THE PURCHASER OF A CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  EACH SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (THE CFTC). The Series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series. A Series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. In addition, a Series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a Series' assets.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by a Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of a Series to hedge effectively. There is also a risk of loss by a Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY A SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.


  RISKS OF HEDGING STRATEGIES



  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A SERIES WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A SERIES, AND THUS AN INVESTOR, MAY LOSE MONEY THROUGH UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options thereon include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices or the movement in indicies; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions. See "Investment Objectives and Policies" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES


  GENERAL


  EACH SERIES MAY INVEST MORE THAN 5% OF ITS NET ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN. Floating and variable rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate.

  Each Series may also invest in inverse floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.


  Each Series may purchase a rating from an NRSRO for non-rated securities. The purchase of a rating is expected to enhance the value of the security for which the rating is purchased. The cost of purchasing a rating is an expense of the Series.


  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  Each Series may purchase municipal obligations on a when-issued or delayed delivery basis and may from time to time sell obligations on a delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by a Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, each Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time a Series makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. Each Series will establish a segregated account in which it will maintain cash or other liquid assets having a value equal to or greater than the Series' purchase commitments.


  As in the case of purchases, the price of the municipal obligations sold on a delayed delivery basis is determined at the time of the commitment. The price that a Series may be required to accept on the settlement date may be less than the market value of the obligation on that date.

  Each Series may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  MUNICIPAL LEASE OBLIGATIONS

  Each Series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. See "Illiquid Securities" below.

  LIQUIDITY PUTS

  Each Series may purchase and exercise puts on municipal bonds and notes without limit. Puts give the Series the right to sell the securities at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of the securities subject to the puts, but the acquisition of the puts may involve an additional cost to the Series. See "Investment Objectives and Policies" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS


  Each Series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. Each Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.



  SECURITIES OF OTHER INVESTMENT COMPANIES



  Each Series may invest up to 10% of its total assets in securities of other investment companies. To the extent that a Series does invest in securities of other investment companies, shareholders of the Series may be subject to duplicate management and advisory fees.


  ILLIQUID SECURITIES


  Each Series may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


  Municipal lease obligations will not be considered illiquid for purposes of the each Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.


  SECURITIES LENDING



  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The Fund will not lend more than 33% of the value of its total assets. See "Portfolio Characteristics--Lending of Securities" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.


  PORTFOLIO TURNOVER

  The Series do not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Series' portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

INVESTMENT RESTRICTIONS

  Each Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of each Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended April 30, 1998, the total expenses as a percentage of average net assets were .62%, 1.02%, 1.27% and .52% of the Class A, Class B, Class C and Class Z shares, respectively, of the High Income Series, .69%, 1.09%, 1.34% and .60% of the Class A, Class B, Class C and Class Z shares, respectively, of the Insured Series, and 1.31%, 1.71%, 1.96% and 1.21% of the Class A, Class B, Class C and Class Z shares, respectively, of the Intermediate Series. See "Financial Highlights."

MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH SERIES UP TO $1 BILLION AND .45 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH SERIES IN EXCESS OF $1 BILLION. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended April 30, 1998, PIFM received a management fee of .45%, .48% and .48% of average daily net assets on behalf of the High Income Series, Insured Series and Intermediate Series, respectively. See "Manager" in the Statement of Additional Information.



  PIFM may from time to time waive its management fee and subsidize operating expenses of a Series. PIFM has agreed to waive 10% of its management fee (approximately .05 of 1% of average net assets, as annualized), with respect to the High Income Series. See "Fund Expenses." The Fund is not required to reimburse PIFM for such fee waiver. Fee waivers and expense subsidies will increase a Series' yield and total return. See "How the Fund Calculates Performance."



  As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $65 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.



  The current portfolio manager of the High Income Series is Peter J. Allegrini, a Managing Director of Prudential Investments, a business group of PIC. Mr. Allegrini has managed the Series' portfolio since July 1994. From 1982 to 1986, he was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund, and has been employed by PIC since 1994. Mr. Allegrini has responsibility for the day-to-day management of the Series' portfolio. The current portfolio manager of the Insured Series is Christian Smith. Mr. Smith has responsibility for the day-to-day management of the Series' portfolio. He has managed the Series' portfolio since October 1997 and has been employed by PIC in various capacities since 1988. The current portfolio managers of the Intermediate Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of the Series' portfolio. They have managed the portolio since October 1997. Mr. Diamond has been employed by PIC in various capacities since 1993.


  PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF EACH SERIES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of Fund shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES. THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.


  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


  UNDER THE CLASS A PLAN, EACH SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed
 .30 of 1% of the average daily net assets of the Class A shares.



  UNDER THE CLASS B AND CLASS C PLANS, EACH SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholders accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended April 30, 1998, each Series paid distribution expenses of .10%, .50% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series record all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1

Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to a Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY


  PIFM may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Effective August 31, 1997, PIFM discontinued its waiver of 10% of its management fee related to the Insured Series and Intermediate Series. The Distributor has voluntarily waived a portion of its distribution fees for the Class A and Class C shares as described under "Fund Expenses." Fee waivers and expense subsidies will increase the Fund's total return. Any such waivers may be terminated at any time without prior notice to shareholders. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities and cash of each Series and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.


YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES


  EACH SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE SERIES' NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  Each Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declare dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) OF A SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in a Series over a 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Series. The total return shows how much an investment in a Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of each Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  TAXATION OF THE FUND


  EACH SERIES OF THE FUND HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, EACH SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET TAXABLE INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY A SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  To the extent a Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent a Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.


  TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by each Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of each Series' net assets will be invested in such obligations. See "How the Fund Invests--Other Investments and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon the sale or redemption of a Series' shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held for more than one year and otherwise as short-term capital loss. Any loss realized by a shareholder upon the sale of shares of a Series held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares and treated as long-term capital loss to the extent of capital gains distributions received by the shareholder.


  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by a Series which has invested in such municipal obligations will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by a Series could result in liability for the shareholder for the alternative minimum tax. Similarly, a Series could be liable for the alternative minimum tax for items of tax preference attributed to it.


  With the exception of the High Income Series, the Fund intends to minimize the investment of each Series in municipal obligations of the type that will produce items of tax preference. With respect to the High Income Series, however, it is anticipated that a substantial portion of the Series' assets will be invested in such obligations.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholders' status under the federal income tax law. Withholding generally is also required on taxable dividends and capital gains distributions made by a Series.

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by each Series with respect to each class of shares, to the extent dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF A SERIES BASED ON THE NAV OF EACH CLASS ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


  Any taxable dividends or distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the NAV of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of a Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY COMPRISED OF THREE SERIES WHICH WAS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS ON NOVEMBER 3, 1986 AS AN UNINCORPORATED BUSINESS TRUST, A FORM OF ORGANIZATION THAT IS COMMONLY CALLED A MASSACHUSETTS BUSINESS TRUST. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes of shares within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of each Series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each Series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF EACH SERIES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT) ATTENTION:
INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts); by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either
(i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P. M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no minimum. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive share certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.


  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Bond Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of a Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Bond Fund, the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                     ANNUAL 12b-1 FEES
                                                    (AS A % OF AVERAGE
                                                           DAILY
                       SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
          --------------------------------------  -----------------------  --------------------------------------
CLASS A   Maximum initial sales charge of 3% of   .30 of 1% (Currently     Initial sales charge waived or reduced
          the public offering price               being charged at a rate  for certain purchases
                                                  of .10 of 1%)
CLASS B   Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
          charge or CDSC of 5% of the lesser of                            approximately seven years after
          the amount invested or the redemption                            purchase
          proceeds; declines to zero after six
          years
CLASS C   Maximum CDSC of 1% of the lesser of     1% (Currently being      Shares do not convert to another class
          the amount invested or the redemption   charged at a rate of
          proceeds on redemptions made within     .75 of 1%)
          one year of purchase
CLASS Z   None                                    None                     Sold to a limited group of investors

  The four classes of shares represent an interest in the same portfolio of investments of each Series and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (with the exception of Class Z shares, which are not subject to any distribution or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge,

(4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in a Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                           PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
   AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
------------------------  ---------------   ---------------   -----------------
Less than $99,999               3.00%             3.09%              3.00%
$100,000 to $249,999            2.50              2.56               2.50
$250,000 to $499,999            1.50              1.52               1.50
$500,000 to $999,999            1.00              1.01               1.00
$1,000,000 and above            None              None               None


  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.



  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor, Dealers or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers, provided that purchases at NAV are permitted by such person's employer, (f) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (g) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (E.G., mutual fund wrap or asset allocation programs), and (h) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (E.G., mutual fund supermarket programs).


  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, your Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES


  Class Z shares of the Fund are currently available for purchase by the following categories of investors:


(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of an affiliate of the Distributor who participate in an employer-sponsored employee saving plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.


  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF EACH SERIES OF THE FUND AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for the day (I.E., 4:15 P. M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of a Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of a Series of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain or loss realized upon redemption. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of a Series of the Fund to an amount which is lower than the amount of all payments by you for shares of the Series during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CONTINGENT DEFERRED
                                                      SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                         REDEMPTION PROCEEDS
          -------------------------------    ------------------------
          First..........................               5.0%
          Second.........................               4.0%
          Third..........................               3.0%
          Fourth.........................               2.0%
          Fifth..........................               1.0%
          Sixth..........................               1.0%
          Seventh........................              None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.



  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE

EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND AND OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds or two Series next determined after the request is received in good order.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV, on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


  To implement this authority to protect each Series and its shareholders from excessive trading, the Series will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Series or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Series may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENTS OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

  BOND RATINGS

  Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

  Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

  P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

  DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  MUNICIPAL NOTES

  A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


------------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    6
HOW THE FUND INVESTS........................................................   18
  Investment Objectives and Policies........................................   18
  Hedging Strategies........................................................   24
  Other Investments and Policies............................................   25
  Investment Restrictions...................................................   28
HOW THE FUND IS MANAGED.....................................................   28
  Manager...................................................................   29
  Distributor...............................................................   29
  Fee Waivers and Subsidy...................................................   31
  Portfolio Transactions....................................................   31
  Custodian and Transfer and Dividend Disbursing Agent......................   31
  Year 2000.................................................................   31
HOW THE FUND VALUES ITS SHARES..............................................   32
HOW THE FUND CALCULATES PERFORMANCE.........................................   32
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   33
GENERAL INFORMATION.........................................................   35
  Description of Shares.....................................................   35
  Additional Information....................................................   36
SHAREHOLDER GUIDE...........................................................   37
  How to Buy Shares of the Fund.............................................   37
  Alternative Purchase Plan.................................................   38
  How to Sell Your Shares...................................................   41
  Conversion Feature--Class B Shares........................................   44
  How to Exchange Your Shares...............................................   44
  Shareholder Services......................................................   46
DESCRIPTION OF SECURITY RATINGS.............................................  A-1


------------------------------------------------

MF133P


CUSIP Nos.:
                                          Class A: 74435L103; Class B: 74435L202
High Income Series                         Class C: 74435L707 Class Z: 74435L871
                                          Class A: 74435L301; Class B: 74435L400
Insured Series                             Class C: 74435L806 Class Z: 74435L863
                                          Class A: 74435L509; Class B: 74435L608
Intermediate Series                        Class C: 74435L889 Class Z: 74435L855




                                   PRUDENTIAL

                              MUNICIPAL BOND FUND
                                   PROSPECTUS

                                   [GRAPHIC]


                                  JULY 1, 1998



                               HIGH INCOME SERIES


                                 INSURED SERIES

                              INTERMEDIATE SERIES

                                     [LOGO]

                         PRUDENTIAL MUNICIPAL BOND FUND


                      Statement of Additional Information
                               dated July 1, 1998



    Prudential Municipal Bond Fund (the Fund) is an open-end, diversified, management investment company, or mutual fund, consisting of three separate portfolios--the High Income Series, the Insured Series and the Intermediate Series. The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital and (iii) the objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. Each Series seeks to achieve its objective through the separate investment policies described under "Investment Objectives and Policies." There can be no assurance that the Series' investment objectives will be achieved.


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated July 1, 1998, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                                   PRUDENTIAL
                                                                 MUNICIPAL BOND
                                                         PAGE    FUND PROSPECTUS
                                                         ----    ---------------
General Information..................................    B-2           35
Investment Objectives and Policies...................    B-2           18
Investment Restrictions..............................    B-9           28
Trustees and Officers................................    B-10          28
Manager..............................................    B-14          29
Distributor..........................................    B-16          29
Portfolio Transactions and Brokerage.................    B-18          31
Purchase and Redemption of Fund Shares...............    B-19          37
Shareholder Investment Account.......................    B-22          37
Net Asset Value......................................    B-25          32
Taxes, Dividends and Distributions...................    B-25          33
Performance Information..............................    B-28          32
Organization and Capitalization......................    B-31          35
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants............................    B-33          31
Financial Statements.................................    B-34          --
Independent Accountants' Report......................    B-78          --
Appendix I -- General Investment Information.........    I-1           --
Appendix II -- Historical Performance Data...........    II-1          --
Appendix III -- Information Relating to The
  Prudential.........................................    III-1         --



MF133B

                              GENERAL INFORMATION


    On May 3, 1995, the Trustees approved a change in the name of the Modified Term Series to the Intermediate Series, effective June 29, 1995. On June 23, 1998, the Trustees approved a change in the name of the High Yield Series to the High Income Series, effective July 1, 1998.


                       INVESTMENT OBJECTIVES AND POLICIES


    Prudential Municipal Bond Fund is a diversified, open-end, management investment company consisting of three separate portfolios: the High Income Series, the Insured Series and the Intermediate Series. The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital and (iii) the objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. There can be no assurance that any Series will achieve its objective. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax.


    The investment objective of each Series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such Series. A "majority of the outstanding voting securities" of a Series, when used in the Prospectus or this Statement of Additional Information, means the lesser of (i) 67% of the voting shares of a Series represented at a meeting at which more than 50% of the outstanding voting shares of a Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a Series.

    Each Series will seek to achieve its investment objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is eligible for exclusion from federal income taxation (municipal obligations or municipal securities). Each Series pursues its investment objective through the separate investment policies described below and in the Prospectus. There can be no assurance that the Series' investment objectives will be achieved.


THE HIGH INCOME SERIES



    The High Income Series invests primarily in municipal obligations rated B or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or a similar nationally recognized statistical rating organization (NRSRO) having maturities generally in excess of ten years. The Series also will invest in municipal obligations having maturities ranging from one year to ten years. The weighted average maturity of the portfolio is expected to range between 15 and 30 years.


THE INSURED SERIES


    The Insured Series invests primarily in municipal obligations which are insured, rated in the highest rating category of Moody's or S&P or a similar NRSRO, or backed by the U.S. Government. The Series may also invest up to 5% of its total assets in municipal obligations rated A/A or Aa/AA by Moody's or S&P, respectively, or a similar NRSRO. It is anticipated that the Series will offer generally lower yields and be subject to less credit and market risk than the High Yield Series.



    It is anticipated that, under current market conditions, a great majority of the municipal obligations held by the Insured Series will be insured by the following entities: MBIA Insurance Corporation (MBIA Corp.), AMBAC Indemnity Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC) and Financial Security Assurance Inc. (FSA). Each of these entities is described more fully below. The Series will not invest in obligations insured by The Prudential Insurance Company of America (Prudential), except as may be permitted by applicable law, nor will it settle any claim under portfolio insurance provided by an insurer whose insurance obligations are reinsured by an affiliate of Prudential for less than full payment except in accordance with an exemptive order obtained from the Securities and Exchange Commission (Commission).



    MBIA Corp. (formerly known as Municipal Bond Investors Assurance Corporation) is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. As of December 31, 1996, MBIA Corp. had admitted assets of approximately $4.476 billion, total liabilities of approximately $3.009 billion and total policyholders' surplus of approximately $1.467 billion. MBIA Inc. is not obligated to pay the debts of or claims against MBIA Corp. MBIA Corp. is domiciled in the state of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA Corp. has one European branch in the Republic of France.

    FGIC Corporation, the owner of FGIC, is a wholly-owned subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation is obligated to pay the debts of or claims against FGIC. As of December 31, 1996, FGIC had admitted assets of approximately $2.392 billion, total liabilities of approximately $1.298 billion and total policyholders' surplus of approximately $1.093 billion.



    AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2.585 billion, total liabilities of approximately $1.686 billion and total policyholders' surplus of approximately $.899 billion as of December 31, 1996. Statutory capital consists of AMBAC policyholders' surplus and statutory contingency reserve. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company.



    FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings, Ltd. (Holdings), a New York Stock Exchange listed company. Holdings is owned approximately 40.4% by US West Capital Corporation (US WEST), 11.5% by Fund American Enterprises Holdings, Inc. (Fund American), and 6.4% by The Tokio Marine and Fire Insurance Co., Ltd. (Tokio Marine). Neither US WEST, Fund American, Tokio Marine nor any other shareholder of Holdings is obligated to pay the debts of or claims against FSA. As of December 31, 1996, FSA had admitted assets of approximately $.958 billion, total liabilities of approximately $.506 billion and total policyholders' surplus of approximately $.452 billion. The company formerly known as Capital Guaranty Insurance Company is now a subsidiary of FSA.


THE INTERMEDIATE SERIES

    The Intermediate Series invests primarily in municipal obligations rated Baa or BBB or better by Moody's or S&P, respectively, or a similar nationally recognized statistical rating organization, with maturities of 3 to 15 years and with a dollar-weighted average portfolio maturity of more than 3 and less than 10 years. Under normal circumstances, at least 60% of the municipal obligations purchased by the Series will be rated A or better by Moody's or S&P. It is anticipated that this Series will offer generally lower yields and be subject to less market risk than the High Yield Series or the Insured Series.

GENERAL


    The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), maintains a fixed-income research group which provides credit analysis and research on fixed-income securities. The portfolio manager consults routinely with the research group in managing the Fund's portfolios. The fixed-income research group, which currently maintains a staff of 26 persons including 22 credit analysts, reviews on an ongoing basis issuers of fixed-income obligations, including prospective purchases and portfolio holdings of the Series. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specific projects and to evaluate the progress of construction or the operation of a facility.


    Each Series may invest in municipal securities which are not rated if, based upon a credit analysis by the Subadviser, the Subadviser believes that the securities are of comparable quality to other municipal securities that the Series may purchase. A description of the ratings is set forth under the heading "Description of Security Ratings" in the Fund's Prospectus. The ratings of Moody's and S&P represent the respective opinions of those firms of the quality of the securities each undertakes to rate. The ratings are general and are not absolute standards of quality. In determining the suitability for investment in a particular unrated security, the Subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, any credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the investment adviser and other factors as may be relevant, including comparability to other issuers.

    After its purchase by a Series of the Fund, an issue of municipal bonds or notes may cease to be rated or its rating(s) may be reduced. Neither event requires the elimination of that obligation from the portfolio of the Series, but each event will be a factor in determining whether the Series should continue to hold that issue in its portfolio.

    Each Series will attempt to invest substantially all of its net assets in municipal securities. Under normal market conditions, each Series anticipates that its assets will be invested so that at least 80% of its net assets will be invested in municipal securities. Each Series will continuously monitor its portfolio to ensure that the asset investment test is met at all times, except for temporary defensive positions during abnormal market conditions.

    A Series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax: (i) pending the investment or reinvestment in municipal securities of the proceeds from the sale of shares of the Series or sales of portfolio securities, (ii) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (iii) where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest grades by either Moody's or S&P (A-1 and A-2, or P-1 and P-2, respectively), except that the Insured Series may invest only in commercial paper rated A-1 or P-1; certificates of deposit and bankers' acceptances; other debt securities rated within the three highest grades by either Moody's or S&P or, if unrated, judged by the Subadviser to possess comparable creditworthiness; and repurchase agreements with respect to any of the foregoing investments. Each Series does not intend to invest more than 5% of its assets in any one category of the foregoing taxable securities. A Series may also hold its assets in other cash equivalents or in cash.


    The Fund, as well as each Series of the Fund, is classified as diversified under the Investment Company Act of 1940, as amended (the Investment Company
Act). This means that with respect to 75% of the assets of a Series, (i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (ii) the Series may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of the municipal obligation depends upon the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, the subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If, in either case, the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of the guarantor.


    Each Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees and expenses except to the extent there are excess securities, as described in (ii) above, and (vi) the Series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of that issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of the assets of a Series not subject to the limitation described above, there is no minimum limitation as to the number of issuers in whose securities these assets may be invested.

    The Fund expects that normally a Series will not invest more than 25% of its total assets in any one sector of the municipal obligations market, including: hospitals; nursing homes, retirement facilities and other health facilities; turnpikes and toll roads; solid waste and resource recovery; ports and airports; colleges, universities and other educational facilities; state and local housing finance programs; obligations of municipal water and sewer utilities systems, obligations of municipal electric and gas utilities systems; or other industrial development and pollution control facilities. However, depending upon prevailing market conditions, a Series may have more than 25% of its total assets invested in any one sector of the municipal obligations market. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a Series is concentrated in such investments, could affect the value or liquidity of the Series' portfolio.

    A portion of the dividends and distributions paid on the shares of each Series of the Fund may be treated as a preference item for purposes of the alternate minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. The Fund's Subadviser intends (except with respect to the High Income Series) to invest in securities so as to minimize the portion of such dividends or distributions that are treated as a tax preference item. In addition, corporations are subject to an alternative minimum tax which treats as a tax preference item 75% of a corporation's adjusted current earnings. A corporation's adjusted current earnings would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."


    As in the past, proposals may be submitted to Congress in the future with the intended effect of eliminating or further restricting the issuance of municipal obligations or the federal tax exemption for interest paid on municipal obligations. In that event, the Fund may re-evaluate its investment objectives.

    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, municipal obligations are customarily purchased from or sold to dealers who are selling or buying for their own account. Most municipal obligations are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of municipal obligation issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

    Although almost all municipal obligations are marketable, the structure of the market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a Series' shares reflects the degree of willingness of dealers to bid for municipal obligations, the price of a Series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies. See "Net Asset Value."

MUNICIPAL SECURITIES

    Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.


    The two principal classifications of municipal bonds are general obligation and revenue. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.


    Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

    MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each Series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and inverse floaters. Floating or variable rate securities often have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the holder paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.

    An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    LIQUIDITY PUTS. Each Series may purchase and exercise puts on municipal bonds and notes. Puts give the Series the right to sell securities held in the portfolio at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of securities subject to puts. The acquisition of a put may involve an additional cost to the Series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each Series will acquire a put only under the following circumstances: (i) the put is written by the issuer of the underlying security and the security is rated within the quality grades in which the Series is permitted to invest; (ii) the put is written by a person other than the issuer of the underlying security and that person has securities outstanding which are rated within the quality grades in which the Series is permitted to invest; or (iii) the put is backed by a letter of credit or similar financial guaranty issued by a person having securities outstanding which are rated within the quality grades in which the Series is permitted to invest.

    Puts will be valued at an amount equal to the difference between the value of the underlying security taking the put into consideration and the value of the same or a comparable security without taking the put into consideration.

    LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Series' total assets and provided that such loans are callable at any time by the Series and are at all times secured by cash or equivalent collateral or obtains a letter of credit that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Series any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Series can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Fund's Trustees. On termination of the loan, the borrower is required to return the securities to the Series, and any gain or loss in the market price during the loan would inure to the Series.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. The Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    FUTURES CONTRACTS. Each Series may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


    When the futures contract is entered into, each party deposits in a segregated account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.



    When a Series purchases a futures contract, it will maintain an amount of cash or other liquid assets in a segregated account so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A Series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


    OPTIONS ON FINANCIAL FUTURES. Each Series may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each Series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.


    When a Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.



    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon a Series' purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series' total assets. Each Series will use financial futures in a manner consistent with these requirements. Each Series will continue to invest at least 80% of its net assets in municipal bonds and municipal notes except in certain circumstances, as described in the Prospectus under "How the Fund Invests--Investment Objectives and Policies." A Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Series.


    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Hedging Strategies--Futures Contracts and Options Thereon" in the Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.


    Each Series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures contracts may not conform to the hours during which the Series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a Series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that a Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


PORTFOLIO TURNOVER

    A Series may engage in short-term trading consistent with its investment objective. Portfolio transactions will be undertaken in response to anticipated movements in the general level of interest rates. Municipal securities or futures contracts may be sold in anticipation of a market decline (resulting from a rise in interest rates) or purchased in anticipation of a market rise (resulting from a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to factors such as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.


SEGREGATED ACCOUNTS



    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or other liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Series' outstanding voting securities. A "majority of the outstanding voting securities" of a Series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    Each Series may not:

     1. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions and for margin payments in connection with transactions in financial futures contracts and options thereon).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that each Series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a Series in liquidation and as to dividends over all other Series of the Fund with respect to assets specifically allocated to that Series, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and obligations of the Series to Trustees, pursuant to deferred compensation arrangements, are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security if as a result, with respect to 75% of the total assets of the Series, more than 5% of the total assets of the Series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

     5. Purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series

(taken at current market value) would be invested in any one industry. (For purposes of this restriction, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry.")

     6. Buy or sell commodities or commodity contracts, except financial futures contracts and options thereon.

     7. Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Series' total assets).

    12. Purchase or write puts, calls or combinations thereof except as described in the Prospectus and this Statement of Additional Information with respect to puts and options on futures contracts.

    13. Invest for the purpose of exercising control or management of another company.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS


                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
Edward D. Beach (73)         Trustee                  President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture
                                                       Industries, Inc.; Certified Public Accountant; Secretary and
                                                       Treasurer of Broyhill Family Foundation, Inc.; Member of the Board
                                                       of Trustees of Mars Hill College; Director of The High Yield
                                                       Income Fund, Inc.
Eugene C. Dorsey (71)        Trustee                  Retired President, Chief Executive Officer and Trustee of the
                                                       Gannett Foundation (now Freedom Forum); former Publisher of four
                                                       Gannett newspapers and Vice President of Gannett Company; past
                                                       Chairman of Independent Sector (national coalition of
                                                       philanthropic organizations); former Chairman of the American
                                                       Council for the Arts; former Director of the Advisory Board of
                                                       Chase Manhattan Bank of Rochester, Director of The High Yield
                                                       Income Fund, Inc. and First Financial Fund, Inc.

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
Delayne Dedrick Gold (59)    Trustee                  Marketing and Management Consultant; Director of The High Yield
                                                       Income Fund, Inc.
*Robert F. Gunia (51)        Trustee                  Vice President (since January 1996), Prudential Insurance Company of America (Prudential); Executive Vice President and Treasurer
                                                       (since December 1996), Prudential Investments Fund Management LLC
                                                       (PIFM); Senior Vice President (since March 1987) of Prudential
                                                       Securities Incorporated (Prudential Securities); formerly Chief
                                                       Administrative Officer (July 1990-September 1996), Director
                                                       (January 1989-September 1996) and Executive Vice President,
                                                       Treasurer and Chief Financial Officer (June 1987-December 1996) of
                                                       Prudential Mutual Fund Management, Inc. (PMF); Vice President and
                                                       Director of The Asia Pacific Fund, Inc. (since May 1989); Director of The High Yield Income Fund, Inc.
*Harry A. Jacobs, Jr. (76)   Trustee                  Senior Director (since January 1986) of Prudential Securities;
One Seaport Plaza                                      formerly Interim Chairman and Chief Executive Officer of PMF
New York, NY 10292                                     (June-September 1993); formerly Chairman of the Board of
                                                       Prudential Securities (1982-1985) and Chairman of the Board and
                                                       Chief Executive Officer of Bache Group Inc. (1977-1982); Trustee
                                                       of The Trudeau Institute; Director of The First Australia Fund,
                                                       Inc., The First Australia Prime Income Fund, Inc. and The High
                                                       Yield Income Fund, Inc.
*Mendel A. Melzer CFA (37)   Trustee                  Chief Investment Officer (since October 1996) of Prudential Mutual
751 Broad Street                                       Funds; formerly Chief Financial Officer of Prudential Investments
Newark, NJ 07102                                       (November 1995-September 1996), Senior Vice President and Chief
                                                       Financial Officer of Prudential Preferred Financial Services
                                                       (April 1993-November 1995), Managing Director of Prudential
                                                       Investment Advisors (April 1991-April 1993) and Senior Vice
                                                       President of Prudential Capital Corporation (July 1989-April
                                                       1991); Chairman and Director of Prudential Series Fund, Inc;
                                                       Director of The High Yield Income Fund, Inc.
Thomas T. Mooney (56)        Trustee                  President of the Greater Rochester Metro Chamber of Commerce;
                                                       former Rochester City Manager; Trustee of Center for Governmental
                                                       Research, Inc.; Director of Blue Cross of Rochester, The Business
                                                       Council of New York State, Monroe County Water Authority,
                                                       Rochester Jobs, Inc., Northeast-Midwest Institute, Executive
                                                       Service Corps of Rochester, Monroe County Industrial Development
                                                       Corporation and The High Yield Income Fund, Inc.; Director and
                                                       Treasurer of First Financial Fund, Inc. and The High Yield Plus
                                                       Fund, Inc.
Thomas H. O'Brien (73)       Trustee                  President, O'Brien Associates (financial and management
                                                       consultants) (since April 1984); formerly President of Jamaica
                                                       Water Securities Corp. (holding company) (February 1989-August
                                                       1990); Chairman and Chief Executive Officer (September
                                                       1987-February 1989) and Director (September 1987-August 1990) of
                                                       Jamaica Water Supply Company; Director and President of Winthrop
                                                       Regional Health System and United Presbyterian Home at Syoset
                                                       Inc.; Director of Ridgewood Savings Bank and The High Yield Income
                                                       Fund; Trustee of Hofstra University.

------------------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential
  Securities, Prudential or PIFM.

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
*Richard A. Redeker (54)     Trustee and President    Employee of Prudential Investments; formerly President, Chief
751 Broad Street                                       Executive Officer and Director (October 1993-September 1996), PMF;
Newark, N.J. 07102                                     Executive Vice President, Director and Member of the Operating
                                                       Committee (October 1993-September 1996), Prudential Securities;
                                                       Director (October 1993-September 1996) of Prudential Securities
                                                       Group, Inc. (PSG); Executive Vice President, The Prudential
                                                       Investment Corporation (July 1994-September 1996); Director
                                                       (January 1994-September 1996) of Prudential Mutual Fund
                                                       Distributors, Inc. (PMFD) and Prudential Mutual Fund Services,
                                                       Inc. (PMFS); formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978-September
                                                       1993); Director and President of The High Yield Income Fund, Inc.
Nancy H. Teeters (67)        Trustee                  Economist; formerly Vice President and Chief Economist of
                                                       International Business Machines Corporation (March 1986-June
                                                       1990); Member of the Board of Governors of the Horace Rackham
                                                       School of Graduate Studies at the University of Michigan; Director
                                                       of Inland Steel Industries (since July 1991) and The High Yield
                                                       Income Fund, Inc.
Louis A. Weil, III (57)      Trustee                  Publisher and Chief Executive Officer (since January 1996) and
                                                       Director (since September 1991) of Central Newspapers, Inc.;
                                                       Chairman (since January 1996), Publisher and Chief Executive
                                                       Officer of Phoenix Newspapers, Inc. (August 1991-December 1995).
                                                       Director of Central Newspapers, Inc. (since September 1991), formerly, Publisher of Time Magazine (May 1989-March 1991);
                                                       formerly President, Publisher and Chief Executive Officer of the
                                                       Detroit News (February 1986-August 1989); formerly member of the
                                                       Advisory Board, Chase Manhattan Bank-Westchester; Director of The
                                                       High Yield Income Fund, Inc.
Grace Torres (38)            Treasurer and Principal  First Vice President (since December 1996) of PIFM; formerly First
                              Financial and            Vice President (March 1994-September 1996), of Prudential Mutual
                              Accounting Officer       Fund Management, Inc.; First Vice President of Prudential
                                                       Securities (since March 1994); prior thereto, Vice President (July
                                                       1989-March 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (45)     Assistant Treasurer      Vice President and Tax Director of Prudential Investments (since
                                                       March 1996); formerly First Vice President of Prudential Mutual
                                                       Fund Management, Inc. (February 1993-March 1996).
S. Jane Rose (52)            Secretary                Senior Vice President (since December 1996) of PIFM; Senior Vice
                                                       President and Senior Counsel of Prudential Securities (since July
                                                       1992); formerly Senior Vice President (January 1991-September
                                                       1996) and Senior Counsel (June 1987-September 1996) of PMF.
Deborah A. Docs (40)         Assistant Secretary      Vice President (since December 1996) of PIFM; Vice President and
                                                       Associate General Counsel of Prudential Securities; formerly Vice
                                                       President and Associate General Counsel (June 1991-September 1996)
                                                       of PMF.

------------------------
*  "Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities,
   Prudential or PIFM.
(1) Unless otherwise noted the address for each of the above persons is c/o: Prudential Investments Fund Management LLC,
    Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.



    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1999, 1998 and 1999, respectively.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments annual compensation of $5,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustee's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended April 30, 1998 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.


                               COMPENSATION TABLE


                                                       PENSION OR                               TOTAL
                                                       RETIREMENT                         COMPENSATION FROM
                                      AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     FUND AND FUND
                                     COMPENSATION   AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME OF TRUSTEE                       FROM FUND         EXPENSES          RETIREMENT          DIRECTORS
-----------------------------------  ------------   ----------------   ----------------   -----------------
Edward D. Beach, Trustee                $5,500            None               N/A          $ 135,000(38/63)*
Eugene C. Dorsey, Trustee**             $5,500            None               N/A          $  70,000(16/43)*
Delayne Dedrick Gold, Trustee           $5,500            None               N/A          $ 135,000(38/63)*
Robert F. Gunia, Trustee and Vice
 President+                             --              --                --                     --
Harry A. Jacobs, Jr., Trustee+          --              --                --                     --
Donald D. Lennox, Retired Trustee       $4,125            None               N/A          $  90,000(26/50)*
Mendel A. Melzer, CFA, Trustee+         --              --                --                     --
Thomas T. Mooney, Trustee**             $5,500            None               N/A          $ 115,000(31/64)*
Thomas H. O'Brien, Trustee              $5,500            None               N/A          $  45,000(11/29)*
Richard A. Redeker, Trustee and
 President+                             $--             --                --                     --
Nancy H. Teeters, Trustee               $5,500            None               N/A          $  90,000(23/42)*
Louis A. Weil, III, Trustee             $5,500            None               N/A          $  90,000(26/50)*


------------------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.


 + Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
   Redeker, who are each interested Directors, do not receive compensation from the Fund or any other fund in the Fund Complex.



    As of June 5, 1998, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.



    As of June 5, 1998, Prudential Securities was record holder for other beneficial owners of 26,212,432 Class A shares (or 70% of the outstanding Class A shares) of the High Income Series, 9,239,519 Class A shares (or 46% of the outstanding Class A shares) of the Insured Series and 684,379 Class A shares (or 57% of the outstanding Class A shares) of the Intermediate Series; 45,635,465 Class B shares (or 77% of the outstanding Class B shares) of the High Income Series, 7,537,046 Class B shares (or 36% of the outstanding Class B shares) of the Insured Series and 999,847 Class B shares (or 46% of the outstanding Class B shares) of the Intermediate Series: 1,803,396 Class C shares (or 95% of the outstanding Class C shares) of the High Income Series, 94,349 Class C shares (or 71% of the outstanding Class C shares) of the Insured Series and 37,776 Class C shares (or 91% of the outstanding Class C shares) of the Intermediate Series; and 912,470 Class Z shares (or 99% of the outstanding Class Z shares) of the High Income Series, 37,245 Class Z shares (or 99% of the outstanding Class Z shares) of the Insured Series and 120,239 Class Z shares (or 99% of the outstanding Class Z shares) of the Intermediate Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.



    As of June 5, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Mr. Stephen J. Charms, 2787 Sulgrave Rd, Beachwood, OH 44122-2343 who held 81,050 Class Z shares of the High Income Series (8.8%); John D. Cooke, 13665 E. 114th St, Fishers, IN 46038-9712 who held 208,915 Class Z shares of the High Income Series (22.9%); Lance E. Radbill, Ruth M. Radbill, 444 Saint Annes Dr., Birmingham, AL 35244-3267 who held 14,603 Class C shares of the Intermediate Series (35.1%); Frank R. Grabenhofer, Loretta M. Grabenhofer JT TEN, 15606 Plum Tree Dr, Orland Park, IL 60462-5987 who held 3,841 Class C shares of the Intermediate Series (9.2%); Mr. Ben L. Danna, 6261 Inwood Dr, Houston, TX 77057-3507 who held 2,459 Class C shares of the Intermediate Series (5.9%); Ms. Linda Lappin, Marshall Family Trust, UA DTD 4/18/96, 4302 N. Stowell Ave., Shorewood, WI 53211-1747 who held 8,216 Class Z shares of the Intermediate Series (22.0%); Mr. James R. McCabe, 60 Loeffler Road, Apt P-210, Bloomfield, CT 06002-2281 who held 4,750 Class C shares of the Intermediate Series (11.4%); National Door Industries Inc., Bob R. Barnard, Jim Lewis and Mike Barnard TTEES, 6310 Airport FWY, Fort Worth, TX 76117-5322 who held 14,089 Class C shares of the Intermediate Series (33.8%); Denis N. Maiorani & Lynn H. Maiorani, Jt Ten, P.O. Box 648, Rye Beach, NH 03871-9648 who held 39,291 Class Z shares of the Intermediate Series (32.7%); David R. Hopkins, Trustee, David R. Hopkins Revocable Trust, DTD 4/5/97, P.O. Box Drawer 4345, St. Augustine, FL 32085-4345 who held 7,843 Class C shares of the Insured Series (5.9%);Elizabeth A. Straubmuller, 1598 Silver Run Rd, Millville, NJ 08332-7334 who held 26,486 Class C shares of the Insured Series (19.9%); George J. Straubmuller, 1598 Silver Run Rd., Millville, NJ 08332-7334 who held 8,849 Class C shares of the Insured Series (6.7%); Jack H. Piehl & Laverne Z. Piehl, JT Ten, 1902 River Falls, Kingwood, TX 77339-3112 who held 11,546 Class C shares of the Insured Series (8.7%); Mr. Charles Smith, Jr., 2 Hazelwood Ct., San Antonio, TX 78257-1706 who held 2,925 Class Z shares of the Insured Series (7.8%); Yekaterina Khalamayzer, 11 Iris Ct., Edison, NJ 08820-4302, who held 2,199 Class Z shares of the Insured Series (5.9%); Mr. Vincent G. Pavanello & Mrs. Paula L. Pavanello, JT Ten, 5007 Remington Dr., Coopersburg, PA 18036-1376 who held 2,212 Class Z shares of the Insured Series (5.9%); Mr. Christopher M. Blackstone TTEE, Rev Tr Trust, UA DTD 09/05/95, FBO Christopher M. Blackstone, 905 Augusta Road, Wilmington, DE 19807-2807 who held 8,715 Class Z shares of the Insured Series (23.4%); Mr. Sarwat Ramadan, 2431 Palisades Crest Dr., Lake Oswego, OR 97034-7551 who held 6,094 Class Z shares of the Insured Series (16.3%); Dr. In-Ho Chang and Mrs. Eun-Aei Chang, Jt Ten, 4310 Farmington Cir., Allentown, PA 18104-1960 who held 5,166 Class Z shares of the Insured Series (13.9%); and Mr. Eugene E. Poirot, Mrs. Patricia F. Poirot TEN COM ACCT#2, 130 N Burnet Dr, Baytown, TX 77520-1104 who held 2,279 Class Z shares of the Insured Series (6.1%).


                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, Newark, 100 Mulberry Street, New Jersey 07102-4077. The Manager serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of May 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $66.5 billion and, according to the Investment Company Institute, as of December, 1997, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.



    The Manager is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly owned subsidiary of the Manager, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and the Fund's transfer and dividend disbursing agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.



    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each Series up to $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion. PIFM has agreed to waive 10% of its management fee (approximately .05 of 1% of average net assets, as annualized) with respect to the

High Income Series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to the Manager will be paid by the Manager to the Fund. No such reductions were required during the fiscal year ended April 30, 1998. No jurisdiction currently limits the Fund's expenses.



    In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:



    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadviser;



    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and the states under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of such parties as defined in the Investment Company Act, on May 12, 1998 and by the shareholders of each Series on February 19, 1988.



    For the fiscal year ended April 30, 1998, the Manager received a management fee of $4,787,451 (net of waiver of $535,931), $2,384,469 (net of waiver of
$85,444) and $200,622 (net of waiver of $7,346) on behalf of the High Income Series, Insured Series and Intermediate Series, respectively. For the fiscal year ended April 30, 1997, PIFM received a management fee of $4,614,964 (net of waiver of $514,371), $2,494,083 (net of waiver of $277,120) and $220,036 (net of waiver of $24,449) on behalf of the High Income Series, Insured Series and Intermediate Series, respectively. For the fiscal year ended April 30, 1996, PIFM received a management fee of $4,774,952 (net of waiver of $534,026), $2,824,806 (net of waiver of $313,867) and $265,175 (net of waiver of $29,464)
on behalf of the High Income Series, Insured Series and Intermediate Series, respectively.



    The Manager has entered into a Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

    Peter J. Allegrini oversees the municipal bond team at PIC. The portfolio manager analyzes the risks and negotiates credit terms for high yield municipal bonds to build a well-diversified portfolio of bonds that, in his opinion, have low prices and good potential to appreciate. Then, the portfolio manager and a credit team monitor each issuer's ability to pay interest and principal on a timely basis, under various economic conditions. The portfolio manager seeks to avoid making short-term gains based on interest rate movements and will shift maturities to capture good relative returns.


    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1998, and by the shareholders of each Series on February 19, 1988.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR


    Prudential Investment Management Services LLC (the Distributor) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to July 1, 1998, Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, served as the distributor of the shares of the Fund.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


    Prior to January 22, 1990, the Fund offered only one class of shares (the existing Class B shares). On October 11, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 9, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that
(i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 4, 1993, the Trustees, including a majority of the Rule 12b-1Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans.


    Prior to July 10, 1998, Prudential Securities Incorporated (Prudential Securities) acted as the distributor of the shares of the Fund. On May 12, 1998, the Trustees including a majority of the Rule 12b-1 Trustees at a meeting called for the purpose of voting on each Plan and the Distribution Agreement, adopted a new distribution agreement and an amendment to the Class A, Class B and Class C Plans, effective July 1,1998, under which the responsibility for distribution was transferred from Prudential Securities to the Distributor. The Class A Plan, as previously amended, was approved by the Class A and Class B shareholders of each Series of the Fund and the Class B Plan, as amended, was approved by the Class B shareholders of each Series on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of each Series on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended April 30, 1998, Prudential Securities, as the predecessor distributor, received payments of $381,735, $222,115 and $13,591 on behalf of the High Income Series, Insured Series and Intermediate Series, respectively, under the Class A Plan. These amounts were primarily for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 1998, Prudential Securities also received approximately $493,600, $30,300 and $5,300 on behalf of the High Income Series, Insured Series and Intermediate Series, respectively, in initial sales charges.



    CLASS B PLAN. For the fiscal year ended April 30, 1998, Prudential Securities, as the predecessor distributor, received $3,345,658, $1,352,766 and $135,876 on behalf of the High Income Series, Insured Series and Intermediate Series, respectively, under the Class B Plan. For the fiscal year ended April 30, 1998, the Distributor spent approximately the following amounts on behalf of each Series of the Fund:



                                                                               COMPENSATION TO      APPROXIMATE
                                             COMMISSION                           PRUSEC FOR           TOTAL
                                            PAYMENTS TO                           COMMISSION          AMOUNT
                                             FINANCIAL                           PAYMENTS TO         SPENT BY
                                            ADVISERS OF     OVERHEAD COSTS     REPRESENTATIVES      DISTRIBUTOR
                                             PRUDENTIAL      OF PRUDENTIAL           AND           ON BEHALF OF
        SERIES              PRINTING         SECURITIES       SECURITIES*      OTHER EXPENSES*        SERIES
----------------------  ----------------   --------------   ---------------   ------------------   -------------
High Yield Series            $    23,669      $ 2,746,150      $2,385,880          $ 323,123         $ 5,478,822
Insured Series               $       922      $   453,815      $ 102,771           $ 187,016         $   744,524
Intermediate Series          $       105      $    57,489      $  22,453           $   6,470         $    86,517
------------------------
* Including lease, utility and sales promotion expenses.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1998, Prudential Securities, as the predecessor distributor, received approximately $866,900, $388,200 and $65,600 on behalf of the High Income Series, Insured Series and Intermediate Series, respectively, in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended April 30, 1998, Prudential Securities received $111,993, $8,567 and $2,856 on behalf of the High Income Series, Insured Series and Intermediate Series, respectively, under the Class C Plan. For the fiscal year ended April 30, 1998, Prudential Securities spent approximately the following amounts on behalf of each Series of the Fund.



                                                                                       APPROXIMATE
                                                                                          TOTAL
                                  COMMISSION                       COMPENSATION TO       AMOUNT
                                  PAYMENTS TO                        PRUSEC FOR         SPENT BY
                                   FINANCIAL                         COMMISSION        DISTRIBUTOR
                                  ADVISERS OF   OVERHEAD COSTS       PAYMENTS TO        ON BEHALF
                                  PRUDENTIAL    OF PRUDENTIAL    REPRESENTATIVES AND       OF
       SERIES         PRINTING    SECURITIES     SECURITIES*       OTHER EXPENSES*       SERIES
--------------------  ---------   -----------   --------------   -------------------   -----------
High Yield Series      $  2,729     $94,465        $53,545             $3,829           $154,568
Insured Series         $     12     $ 7,956        $ 3,262             $  691           $ 11,921
Intermediate Series    $      0     $ 2,189        $ 1,650             $    0           $  3,839
------------------------
* Including lease, utility and sales promotion expenses.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1998, Prudential Securities, as the predecessor distributor, received approximately $11,600 and $600 on behalf of the High Income Series and Intermediate Series, respectively, in contingent deferred sales charges attributable to Class C shares and did not receive any contingent deferred sales charges with respect to the Insured Series.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan) and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement was approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 12, 1998.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of each Series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


    The Manager is responsible for decisions to buy and sell securities and financial futures for each Series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any Series, are effected through brokers who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or an affiliate in any transaction in which the Distributor or an affiliate acts as principal. Thus it will not deal in over-the-counter securities with the Distributor or an affiliate acting as a market-maker, and it will not execute a negotiated trade with the Distributor or an affiliate if the execution involves the Distributor or an affiliate acting as principal with respect to any part of the Fund's order.



    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. These research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services are used by the Manager in connection with all of its investment activities, and some of these services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing these services may be selected for the execution of transactions of these other accounts, whose aggregate assets may be far larger than the Fund, and the services furnished by the brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than the Distributor or an affiliate, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor or an affiliate in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Series ability to pursue their present investment objectives. However, in the future in other circumstances, the Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, the Distributor or an affiliate may act as a securities broker or futures commission merchant for the Fund. In order for the Distributor or an affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Distributor or an affiliate must not exceed certain rates set forth in the Investment Company Act and must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the Distributor or an affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor or an affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, the Distributor or an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The Distributor and its affiliates must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the Distributor and its affiliates from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with the Distributor or an affiliate are also subject to such fiduciary standards as may be imposed upon the Distributor (or such affiliate) by applicable law.



    During the fiscal years ended April 30, 1998, 1997 and 1996 the Fund paid $136,400, $163,500 and $263,800, respectively, in brokerage commissions on certain options and/or futures transactions. No such brokerage commissions were paid to the Distributor or any affiliate thereof.


                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


ISSUANCE OF FUND SHARES FOR SECURITIES



    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B* Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at April 30, 1998, the maximum offering price of the Fund's shares is as follows:



                                                  HIGH
                                                 INCOME     INSURED   INTERMEDIATE
CLASS A                                          SERIES     SERIES       SERIES
                                               ----------   -------   -------------
Net asset value and redemption price per
  Class A share..............................    $11.31     $ 11.05      $10.81
Maximum sales charge (3% of offering
  price).....................................       .35         .34         .33
                                               ----------   -------      ------
Offering price to public.....................    $11.66     $ 11.39      $11.14
                                               ----------   -------      ------
                                               ----------   -------      ------
CLASS B
Net asset value, redemption price and
  offering price to public per Class B
  share*.....................................    $11.31     $ 11.06      $10.81
                                               ----------   -------      ------
                                               ----------   -------      ------
CLASS C
Net asset value, redemption price and
  offering price to public per Class C
  share*.....................................    $11.31     $ 11.06      $10.81
                                               ----------   -------      ------
                                               ----------   -------      ------
CLASS Z
Net asset value, offering price and
  redemption price per Class Z share.........    $11.30     $ 11.05      $10.81
                                               ----------   -------      ------
                                               ----------   -------      ------


------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through the Distributor or a Dealer will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through the Distributor or a Dealer. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.


    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investors' holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.



    LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Series of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).



    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through the Distributor or a Dealer will not be aggregated to determine the reduced sales charge.


    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.

Disability - An individual will be considered  A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor) is permanently disabled. The letter
death or to be of long-continued and           must also indicate the date of disability.
indefinite duration.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a Series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                CONTINGENT DEFERRED SALES CHARGE AS A
                                                  PERCENTAGE OF DOLLARS INVESTED OR
                                                         REDEMPTION PROCEEDS
                                               ----------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE               $500,001 TO $1 MILLION   OVER $1 MILLION
---------------------------------------------  ----------------------   ---------------
First........................................             3.0%                 2.0%
Second.......................................             2.0%                 1.0%
Third........................................             1.0%                 0%
Fourth and thereafter........................             0%                   0%


    You must notify the Fund's Transfer Agent either directly or through the Distributor, Prudential Securities, Prusec, or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the Dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.



    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.



    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:



       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)(Class A shares)
         (U.S. Treasury Money Market Series)(Class A shares)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


    CLASS Z Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on sixty days' notice and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                     $100,000     $150,000     $200,000     $250,000
--------------------------------------  -----------  -----------  -----------  -----------
25 years..............................   $     110    $     165    $     220    $     275
20 years..............................         176          264          352          440
15 years..............................         296          444          592          740
10 years..............................         555          833        1,110        1,388
 5 years..............................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan (ASAP)" below.
------------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of
Colleges, 1993. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.


SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.



    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.



    The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

MUTUAL FUND PROGRAM

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser, Prudential/Pruco Securities Representative, or other Dealer concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


    The NAV is the net worth of a Series (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Series of the Fund. The Trustees have fixed the specific time of day for the computation of each Series' NAV to be at 4:15 P.M., New York time. In the event the New York Stock Exchange closes early on any business day, the NAV of the Series' shares shall be determined at a time between such closing and 4:15 P.M., New York time.


    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Futures contracts are valued daily at 4:15 P.M., New York time, at market quotations provided by the Chicago Board of Trade. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities and other assets of the Fund for which market quotations are not readily available. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Manager values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is furnished by Kenny-S&P, a division of J.J. Kenny Information Systems. Reliable market quotations generally are not readily available for purposes of valuing municipal securities. As a result, depending on the particular municipal securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments are valued at amortized cost if their original term to maturity was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this valuation is determined not to represent fair value by the Trustees.


    NAV is calculated separately for each class. As long as long as the Series declare dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. Series' dividends will differ by approximately the amount any distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    Each Series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. In general, such election relieves each Series (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Series (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Series are held.


    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any Series of the Fund for the taxable year are generally not subject to federal income tax (see the discussion of the alternative minimum tax below). Distributions of taxable net investment income (including market discount on municipal obligations) and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

    The federal alternative minimum tax may affect corporations and other shareholders in the Fund. Interest on certain categories of tax-exempt obligations (I.E., most private activity bonds issued after August 7, 1986) will constitute a preference item for purposes of the alternative minimum tax. Each Series has invested in such obligations and, therefore, receives interest that will be treated as a preference item. Preference items received by a Series will be allocated between the Series and its shareholders. It is possible that a Series will incur some liability under the alternative minimum tax to the extent preference items are allocated to it. Corporate shareholders in any of the Series will also have to take into account interest on all municipal obligations for purposes of the adjustment for current earnings for alternative minimum tax purposes.

    The alternative minimum tax is a tax equal to 20% of a corporation's so-called alternative minimum taxable income and 26% of a non-corporate taxpayer's so-called alternative minimum taxable income up to $175,000 and 28% of such income in excess of $175,000. Individual taxpayers may reduce their alternative minimum taxable income by a standard exemption amount of $45,000 ($33,750 if filing singly), although the exemption amount is reduced for taxpayers with adjusted gross incomes of more than $150,000 ($112,500 if filing singly). Alternative minimum taxable income is determined by adding to the taxpayer's regularly-computed taxable income items of tax preference and certain other adjustments. All shareholders should consult their tax advisers to determine whether their investment in the Fund will cause them to incur liability for the alternative minimum tax.


    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the annual gross income of each Series (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereof or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) each Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the Series is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the assets of the Series and 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of the assets of the Series is invested in the securities of any one issuer (other than U.S. Government securities); and (c) each Series distribute to its shareholders at least 90% of each of (i) its net tax-exempt interest income and (ii) its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.


    Qualification as a regulated investment company will be determined at the level of each Series and not at the level of the Fund. Accordingly, the determination of whether any particular Series qualifies as a regulated investment company will be based on the activities of that Series, including the purchases and sales of securities and the income received and expenses incurred in that Series. Net capital gains of a Series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Series.


    The High Income Series has a net capital loss carryforward as of April 30, 1998 of approximately $17,547,000 of which $2,024,000 expires in 2002, $5,361,000 expires 2003, $6,383,000 expires in 2004, and $3,225,000 expires in
2005, and $554,000 expires in 2006. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Income Series elected to treat net realized capital losses of approximately $6,709,700 incurred in the year ended April 30, 1998, as having been incurred in the following year.


    Each Series may purchase debt securities (such as zero coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Series in a taxable year may not be represented by cash income, the Series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.


    Special rules will apply to futures contracts and options thereon in which the Series invest. See "Investment Objectives and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


    Distributions of net capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Series have been held by the shareholders.


    If any net capital gains are retained by a Series for investment, requiring federal income taxes to be paid thereon by the Series, the Series will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Series on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in that Series by the difference between their PRO RATA share of such gains and their tax credit.

    Distributions of taxable net investment income and net capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the applicable Series of the Fund on the distribution date.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


    Any short-term capital loss realized upon the sale or redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of the shares and following receipt of a capital gain distribution from the sale of assets held more than 12 months will be treated as long-term capital loss to the extent of the capital gain distribution.


    Interest on indebtedness and other expenses incurred by shareholders to purchase or carry shares of the Fund will generally not be deductible for federal income tax purposes under Section 265 of the Internal Revenue Code. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


    Persons holding certain municipal obligations who are also substantial users (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by municipal obligations in the portfolios of the Series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of state or municipal obligations for investment by each Series of the Fund and the value of portfolio securities held by the Series would be affected. In addition, each Series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. In addition, each shareholder must disclose on his or her return the amount of tax-exempt dividends received from the Fund. Under federal income tax law, each Series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such Series, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate Series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    Each Series is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Series must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the 12 month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Series will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Series pays income tax is treated as distributed.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each Class of shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee.

                            PERFORMANCE INFORMATION

    YIELD. Each Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period.

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The yield for the 30 days ended April 30, 1998 was 4.82% (4.77% without the management fee waiver), 4.52% and 3.31% for Class A shares of the High Income Series, Insured Series and Intermediate Series, respectively. The yield for the 30 days ended April 30, 1998 was 4.57% (4.52% without the management fee waiver), 4.25% and 3.01% for Class B shares of the High Income Series, Insured Series and Intermediate Series, respectively. The yield for the 30 days ended April 30, 1998 was 4.32% (4.27% without the management fee waiver), 4.00% and 2.76% for Class C shares of the High Income Series, Insured Series and Intermediate Series, respectively. The yield for the 30 days ended April 30, 1998 was 5.08% (5.03% without the management fee waiver), 4.76% and 3.51% for Class Z shares of the High Income Series, Insured Series and Intermediate Series, respectively.



    Each Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to alternative minimum tax) and then added to the portion of the yield that is attributable to other securities. For the 30 days ended April 30, 1998, the tax equivalent yield for the Class A shares of the High Income Series, Insured Series and Intermediate Series was 7.98% (7.90% without the management fee waiver), 7.48% and 5.48%, respectively. For the 30 days ended April 30, 1998, the tax equivalent yield for the Class B shares of the High Income Series, Insured Series and Intermediate Series was 7.57% (7.48% without the management fee waiver), 7.04% and 4.98%, respectively. For the 30 days ended April 30, 1998, the tax equivalent yield for the Class C shares of the High Income Series, Insured Series and Intermediate Series was 7.15% (7.07% without the management fee waiver), 6.62% and 4.57%, respectively. For the 30 days ended April 30, 1998, the tax equivalent yield for the Class Z shares of the High Income Series, Insured Series and Intermediate Series was 8.41% (8.33% without the management fee waiver), 7.88% and 5.81%, respectively.


    The following chart shows the tax-equivalent yield of an investment at varying rates:

                       A TAX-EXEMPT YIELD OF:
           3.5%   4.0%   4.5%   5.0%   5.5%     6%    6.5%

FEDERAL
TAX RATE        IS EQUIVALENT TO A TAXABLE RATE OF:
    28 %  4.86%  5.56%  6.25%  6.94%  7.64%  8.33%   9.03%
    31 %  5.07%  5.80%  6.52%  7.25%  7.97%  8.70%   9.42%
   39.6%  5.79%  6.62%  7.45%  8.28%  9.11%  9.93%  10.76%

    Income earned on this portfolio could be subject to the federal alternative minimum tax. The above information is for illustrative purposes only and is not intended to imply actual performance.

    AVERAGE ANNUAL TOTAL RETURN. Each Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T) to the power of n = ERV
Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return and subsidy/waiver adjusted average annual total return from the inception of the Class A shares (January 22, 1990) and for the one year and five year periods ended April 30, 1998 were as follows:



                                                                          SUBSIDY/WAIVER
                                                                             ADJUSTED
                                                               ------------------------------------
                                     FIVE YEARS                             FIVE YEARS
                                       ENDED      YEAR ENDED                  ENDED      YEAR ENDED
                           FROM      APRIL 30,    APRIL 30,       FROM      APRIL 30,    APRIL 30,
SERIES                  INCEPTION       1998         1998      INCEPTION       1998         1998
----------------------  ----------   ----------   ----------   ----------   ----------   ----------
High Income Series          7.5%         6.4%         7.5%         7.4%        6.3%          7.5%
Insured Series              6.9%         5.1%         5.4%         6.9%        5.0%          5.4%
Intermediate Series         6.1%         4.2%         3.6%         6.0%        4.2%          3.6%



    The average annual total return and subsidy/waiver adjusted average annual total return of the Class B shares for the one, five and ten year periods ended April 30, 1998 were as follows:



                                                                          SUBSIDY/WAIVER
                                                                             ADJUSTED
                                                               ------------------------------------
                        TEN YEARS    FIVE YEARS                TEN YEARS    FIVE YEARS
                          ENDED        ENDED      YEAR ENDED     ENDED        ENDED      YEAR ENDED
                        APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,
SERIES                     1998         1998         1998         1998         1998         1998
----------------------  ----------   ----------   ----------   ----------   ----------   ----------
High Income Series          8.2%         6.4%         5.4%         8.1%         6.4%         5.4%
Insured Series              7.4%         5.1%         3.2%         7.3%         5.1%         3.2%
Intermediate Series         6.4%         4.3%         1.3%         6.0%         4.2%         1.3%



    The average annual total return and subsidy/waiver adjusted average annual total return from inception of the Class C shares (August 1, 1994) and for the one year ended April 30, 1998 were as follows:



                                                      SUBSIDY/WAIVER
                                                         ADJUSTED
                                        YEAR      -----------------------
                                       ENDED                   YEAR ENDED
                           FROM      APRIL 30,       FROM      APRIL 30,
SERIES                  INCEPTION       1998      INCEPTION       1998
----------------------  ----------   ----------   ----------   ----------
High Income Series          7.3%         9.1%         7.3%         9.1%
Insured Series              6.1%         7.0%         6.1%         7.0%
Intermediate Series         4.6%         5.1%         4.5%         5.1%

    The average annual total return and subsidy/waiver adjusted average annual total return from inception of the Class Z shares (September 16, 1996) and for the one year ended April 30, 1998 were as follows:



                                                      SUBSIDY/WAIVER
                                                         ADJUSTED
                                        YEAR      -----------------------
                                       ENDED                   YEAR ENDED
                           FROM      APRIL 30,       FROM      APRIL 30,
SERIES                  INCEPTION       1998      INCEPTION       1998
----------------------  ----------   ----------   ----------   ----------
High Income Series          9.5%        10.9%         9.4%        10.9%
Insured Series              7.1%         8.7%         7.1%         8.7%
Intermediate Series         5.8%         6.9%         5.7%         6.9%



    AGGREGATE TOTAL RETURN. Each Series may also advertise its aggregate total return. Aggregate annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


    Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P
Where: P = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charge.


    The aggregate total return and subsidy/waiver adjusted aggregate total return from the inception of the Class A shares (January 22, 1990) and for the one year and five year periods ended April 30, 1998 were as follows:



                                                                          SUBSIDY/WAIVER
                                                                             ADJUSTED
                                                               ------------------------------------
                                     FIVE YEARS                             FIVE YEARS
                                       ENDED      YEAR ENDED                  ENDED      YEAR ENDED
                           FROM      APRIL 30,    APRIL 30,       FROM      APRIL 30,    APRIL 30,
SERIES                  INCEPTION       1998         1998      INCEPTION       1998         1998
----------------------  ----------   ----------   ----------   ----------   ----------   ----------
High Income Series         87.3%        40.3%        10.8%        86.6%        40.1%        10.8%
Insured Series             79.3%        31.9%         8.7%        78.3%        31.7%         8.7%
Intermediate Series        68.5%        26.9%         6.8%        66.5%        26.7%         6.8%



    The aggregate total return and subsidy/waiver adjusted aggregate total return of the Class B shares for the one, five and ten year periods ended April 30, 1998 were as follows:



                                                                          SUBSIDY/WAIVER
                                                                             ADJUSTED
                                                               ------------------------------------
                        TEN YEARS    FIVE YEARS                TEN YEARS    FIVE YEARS
                          ENDED        ENDED      YEAR ENDED     ENDED        ENDED      YEAR ENDED
                        APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,
SERIES                     1998         1998         1998         1998         1998         1998
----------------------  ----------   ----------   ----------   ----------   ----------   ----------
High Income Series        118.9%        37.5%        10.4%       117.3%        37.4%        10.4%
Insured Series            104.9%        29.4%         8.2%       102.2%        29.2%         8.2%
Intermediate Series        85.9%        24.3%         6.3%        79.3%        24.0%         6.3%

    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class C shares (August 1, 1994) and for the one year period ended April 30, 1998 were as follows:



                                                      SUBSIDY/WAIVER
                                                         ADJUSTED
                                                  -----------------------
                                     YEAR ENDED                YEAR ENDED
                           FROM      APRIL 30,       FROM      APRIL 30,
SERIES                  INCEPTION       1998      INCEPTION       1998
----------------------  ----------   ----------   ----------   ----------
High Income Series         30.1%        10.1%        30.0%        10.1%
Insured Series             24.8%         8.0%        24.6%         8.0%
Intermediate Series        18.3%         6.1%        18.0%         6.1%



    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class Z shares (September 16, 1996) and for the one year ended April 30, 1998 were as follows:



                                                      SUBSIDY/WAIVER
                                                         ADJUSTED
                                                  -----------------------
                                     YEAR ENDED                YEAR ENDED
                           FROM      APRIL 30,       FROM      APRIL 30,
SERIES                  INCEPTION       1998      INCEPTION       1998
----------------------  ----------   ----------   ----------   ----------
High Income Series         15.7%        10.9%        15.6%        10.9%
Insured Series             11.8%         8.7%        11.7%         8.7%
Intermediate Series         9.5%         6.9%         9.4%         6.9%


    From time to time, the performance of the Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           A LOOK AT PERFORMANCE
            OVER THE LONG-TERM
              AVERAGE ANNUAL
                  RETURNS
              1/1/26-12/31/97

                                    Long-Term
                   Common Stocks  Govt. Bonds  Inflation
                           11.0%         5.2%       3.1%

------------------------

(1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997
           Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated November 3, 1986. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such a provision when adequate notice of the provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, shareholders may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, shareholders will be entitled to reimbursement from the general assets of the appropriate Series of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as this liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate Series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular Series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    The Fund does not intend to issue share certificates or hold annual meetings of shareholders.

    The Fund and all Series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in three classes in separate Series. Each Series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any Series issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each Series represents an equal proportionate interest in that Series with each other share of that Series. The assets of the Fund received for the issue or sale of the shares of each Series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of that Series, are specially allocated to the Series and constitute the underlying assets of the Series. The underlying assets of each Series are segregated on the books of account and are to be charged with the liabilities in respect to the Series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a Series be used to meet liabilities that are not otherwise properly chargeable to it. Expenses with respect to any two or more Series are to be allocated in proportion to the asset value of the respective Series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given Series or which are general or allocable to two or more Series. Upon redemption of shares of a Series of the Fund, the shareholder will receive proceeds solely of the assets of such Series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any Series are entitled to receive as a class the underlying assets of that Series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. Matters will be acted upon by the vote of the shareholders of each class of each Series separately, except to the extent otherwise provided in the Investment Company Act. A change in the investment objective or investment restrictions for a Series would be voted upon only by shareholders of the Series involved. In addition, approval of any investment advisory agreement is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not enough votes are received from the shareholders of the other Series to approve the proposal as to those Series.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of such series) and would be subject to the liabilities related thereto.

    Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment objective or investment restrictions related thereto. The Trustees have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended April 30, 1998, the Fund incurred fees of approximately $609,100 ($361,000-High Income Series, $221,700-Insured Series and $26,400-Intermediate Series) for the services of PMFS.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.0%
---------------------------------------------------------------------------------------------------------------------------------
Arizona--1.8%
Coconino Cnty. Pol. Ctrl. Corp. Rev.
   Tucson Elec. Pwr., Navajo A                                B2               7.125%      10/01/32   $  5,000     $    5,706,500
   Tucson Elec. Pwr., Navajo B                                B2               7.00        10/01/32      1,700          1,934,175
Pima Cnty. Ind. Dev. Auth.,
   Multifam. Mtge. Rev., La Cholla Proj.                      NR               8.50         7/01/20      9,680         10,103,694
   Tuscon Elec. Pwr. Co., Ser. A                              B2               6.10         9/01/25      2,000          2,044,000
                                                                                                                   --------------
                                                                                                                       19,788,369
---------------------------------------------------------------------------------------------------------------------------------
Arkansas--0.7%
Northwest Arkansas Reg'l. Arpt. Auth. Rev.                    NR               7.625        2/01/27      7,000          8,012,130
---------------------------------------------------------------------------------------------------------------------------------
California--10.4%
Abag Fin. Auth. For Nonprofit Corps. Ref. Amer. Baptist
   Homes., Ser. A                                             BBB(b)            6.20       10/01/27      3,200          3,353,312
California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. G           Aa                8.15        8/01/19        795            813,841
Corona Ctfs. of Part., Vista Hosp. Sys. Inc., Ser. C          NR                8.375       7/01/11     10,000         11,161,600
Delano Ctfs. of Part., Reg'l. Med. Ctr., Ser. A               NR                9.25        1/01/22      6,710          7,811,245
Folsom Spec. Tax Dist. No. 2                                  NR                7.70       12/01/19      3,130(c)       3,369,351
Long Beach Harbor Rev. Ref., Ser. A, F.G.I.C.                 Aaa               6.00        5/15/19      4,000          4,379,280
Long Beach Redev. Agcy. Hsg.,
   Multifam. Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      6,195(e)       3,407,250
   Multifam. Hsg. Rev., Pacific Court Apts., Issue B          NR                6.80        9/01/13      3,805(e)       2,092,750
Los Angeles Regl. Arpts. Impvt. Corp., Cont. Air
   Sublease                                                   NR                9.25        8/01/24     10,270         12,303,357
Orange Cnty. Cmnty. Loc. Trans. Auth., Reg. Linked
   Savrs. & Ribs                                              Aa3               6.20        2/14/11      7,000          7,862,330
Richmond Redev. Agcy. Rev., Multifam. Bridge Affordable
   Hsg.                                                       NR                7.50        9/01/23     10,000         10,041,400
Roseville Joint Union H.S. Dist.,
   Ser. B, F.G.I.C.                                           Aaa               Zero        8/01/09      1,740          1,010,296
   Ser. B, F.G.I.C.                                           Aaa               Zero        8/01/11      1,890            970,893
   Ser. B, F.G.I.C.                                           Aaa               Zero        8/01/14      2,220            948,695
Sacramento City Fin. Auth. Rev., Tax Alloc., M.B.I.A.         Aaa               Zero       11/01/15      5,695          2,256,473
Sacramento Cnty. Spec. Tax Rev., Dist. No. 1                  NR                8.25       12/01/20      4,500(c)       5,025,735
San Joaquin Hills Trans. Corr. Agcy.,
   Toll Rd. Rev.                                              Aaa               Zero        1/01/14      8,420          3,801,462
   Toll Rd. Rev.                                              Aaa               Zero        1/01/25     10,000          2,497,500
San Luis Obispo Ctfs. of part., Vista Hosp. Sys., Inc.        NR                8.375       7/01/29      4,000          4,381,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-34

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Santa Margarita/Dana Point Auth., Impvt. Dist.,
   Ser. A, M.B.I.A.                                           Aaa               7.25%       8/01/13   $  1,990(i)  $    2,468,515
   Ser. B, M.B.I.A.                                           Aaa               7.25        8/01/12      3,000(i)       3,692,280
So. California Pub. Pwr. Auth. Trans., Cap. Apprec.           Aa3               Zero        7/01/14      8,500          3,619,640
So. San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                               NR                7.60        9/01/18      2,375          2,579,345
So. Tahoe Joint Pwrs. Fin.                                    NR                8.00       10/01/01      5,795          5,883,548
Turlock Irrigation Dist. Rev., Ser. A, M.B.I.A.               Aaa               6.25        1/01/12      5,000          5,639,700
Victor Valley Union H.S. Dist.,+
   Gen. Oblig., M.B.I.A.                                      Aaa               Zero        9/01/12      3,605          1,729,391
   Gen. Oblig., M.B.I.A.                                      Aaa               Zero        9/01/14      4,740          2,016,775
   Gen. Oblig., M.B.I.A.                                      Aaa               Zero        9/01/16      3,990          1,504,629
                                                                                                                   --------------
                                                                                                                      116,621,593
---------------------------------------------------------------------------------------------------------------------------------
Colorado--3.0%
Denver Urban Ren. Auth. Tax,
   Inc. Rev.                                                  NR                7.50        9/01/04      3,000          3,201,600
   Inc. Rev.                                                  NR                7.75        9/01/16      4,000          4,423,080
Eagle Cnty. Co., Lake Creek Affordable Hsg., Ser. A           NR                8.00       12/01/23     11,395         11,947,886
San Miguel Cnty., Mountain Vlge. Met. Dist.                   NR                8.10       12/01/11      3,200(c)       3,691,923
Superior Met. Dist. No. 1, Wtr. & Swr.,
   Rev.                                                       NR                7.50       12/01/98        855            867,158
   Rev.                                                       NR                8.50       12/01/13      8,900          9,951,357
                                                                                                                   --------------
                                                                                                                       34,083,004
---------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.0%
Connecticut St. Dev. Auth. Mystic Marinelife Aquarium
   Proj. Rev.                                                 NR                7.00       12/01/27      1,500          1,593,825
Connecticut St. Dev. Auth. Swr., Netco Waterbury Ltd.         NR                9.375       6/01/16      8,000          9,350,720
                                                                                                                   --------------
                                                                                                                       10,944,545
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.6%
Dist. of Columbia Rev., Nat'l. Public Radio                   NR                7.625       1/01/18      8,800          9,610,832
Dist. of Columbia, Ser. A                                     Ba1               5.25        6/01/27      9,000          8,463,960
                                                                                                                   --------------
                                                                                                                       18,074,792
---------------------------------------------------------------------------------------------------------------------------------
Florida--4.2%
Crossings At Fleming Island Cmnty. Dev. Dist., Clay City      NR                8.25        5/01/16      7,860          8,649,301
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Ref., Ser. A                                               BBB+(b)           8.60       10/01/02      3,375          3,499,031
Florida Hsg. Fin. Agcy., Palm Aire Proj., Multifam.
   Mtge. Rev.                                                 NR               10.00        1/01/20      9,448(e)       7,464,403

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-35

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Florida (cont'd.)
No. Springs Impvt. Dist. Wtr. Mgt.,
   Ser. A                                                     NR                8.20%       5/01/24   $  1,960     $    2,159,704
   Ser. A                                                     NR                8.30        5/01/24      1,720          1,904,900
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt.
   Unit Dev.                                                  NR                6.00        8/01/10      3,250          3,216,363
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                Aa2               6.75       10/01/17      2,000          2,398,060
Palm Beach Cnty. Hsg. Auth., Banyan Club Apts.                NR                7.75        3/01/23      4,470          4,812,044
Sarasota Hlth. Facs., Kobernick Hsg. Meadow Park Proj.        Aaa              10.00        7/01/22      6,855(c)       8,335,132
Seminole Cnty. Ind. Dev. Auth. Rev., Fern Park                NR                9.25        4/01/12      4,335          4,361,487
                                                                                                                   --------------
                                                                                                                       46,800,425
---------------------------------------------------------------------------------------------------------------------------------
Georgia--3.2%
Atlanta Arpt. Facs. Rev., M.B.I.A.                            Aaa               Zero        1/01/10      2,000          1,061,840
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Proj.                                                      NR                9.25        6/01/10      4,440(c)       4,947,758
Effingham Cnty. Dev. Auth., Ft. Howard Corp.                  Baa3              7.90       10/01/05     10,000         10,676,900
Fulton Cnty. Wtr. & Swr. Rev., F.G.I.C.                       Aaa               6.375       1/01/14      6,000(i)       6,874,260
Henry Cnty. Wtr. & Swg. Auth. Rev., A.M.B.A.C.                Aaa               6.15        2/01/20      3,000          3,393,330
Rockdale Cnty. Dev. Auth., Solid Wste. Disp. Rev.             NR                7.50        1/01/26      8,100          8,769,951
                                                                                                                   --------------
                                                                                                                       35,724,039
---------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.1%
Hawaii Cnty. Impvt. Dist. No. 17                              NR                9.50        8/01/11      6,565          7,093,614
Hawaii St. Dept. Trans. Spl. Fac. Rev., Continental
   Airlines, Inc.                                             Ba2               5.625      11/15/27      5,225          5,127,449
                                                                                                                   --------------
                                                                                                                       12,221,063
---------------------------------------------------------------------------------------------------------------------------------
Illinois--9.3%
Chicago Brd. Edl., Lease Ctfs., Ser. A, M.B.I.A.              Aaa               6.00        1/01/20     10,000         11,045,600
Chicago O'Hare Int'l. Arpt.,
   Amer. Airlines Proj., Ser. B                               Baa2              8.20       12/01/24      1,000          1,204,930
   United Airlines, Ser. B                                    Baa2              8.45        5/01/07      6,000          6,519,000
   United Airlines, Ser. B                                    Baa2              8.50        5/01/18      6,500          7,059,260
   United Airlines, Ser. B                                    Baa2              8.85        5/01/18      2,700          3,026,943
   United Airlines, Ser. B                                    Baa2              8.95        5/01/18      2,320          2,603,388
Chicago Pub. Bldg. Comm. Rev., Ser. A, M.B.I.A.               Aaa               7.00        1/01/20      6,530(i)       8,115,484
Hennepin Ind. Dev. Rev., Exolon-Esk Co. Proj.                 NR                8.875       1/01/18      8,000          8,996,400
Illinois Reg'l. Trans. Auth. Ref., F.G.I.C.                   Aaa               6.00        6/01/14      3,530          3,892,037
Illinois St. Hlth. Facs. Auth. Rev.,
   Adventist Living Ctr.                                      NR               11.00       12/01/15      2,245(e)         202,009
   Beacon Hill Proj., Ser. A                                  NR                9.00        8/15/19      7,135          7,531,064
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.10       11/15/14      3,075          3,726,531

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Illinois (cont'd.)
Midwest Physician Group Ltd. Proj.                            BBB-(b)           5.50%      11/15/19   $  2,000     $    1,924,060
Midwest Physician Group Ltd. Proj.                            BBB-(b)           8.125      11/15/19      3,285          3,985,625
Illinois, Ser. K, A.M.B.A.C.                                  Aaa               6.25        1/01/13      6,825          7,688,636
Kane And De Kalb Cntys. Sch.,
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa               Zero       12/01/11      3,360          1,666,157
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa               Zero       12/01/13      4,065          1,777,055
Vlge. of Robbins, Cook Cnty. Robbins Res. Rec.                NR                8.375      10/15/16     18,000         18,670,500
Winnebago Cnty. Hsg. Auth., Park Tower Assoc., Sec. 8         NR                8.125       1/01/11      3,954          4,202,656
                                                                                                                   --------------
                                                                                                                      103,837,335
---------------------------------------------------------------------------------------------------------------------------------
Indiana--2.1%
Bluffton Econ. Dev. Rev., Kroger Co. Proj.                    Baa3              7.85        8/01/15      7,500          8,483,700
Indianapolis Int'l. Arpt. Auth. Rev., Federal Express
   Corp. Proj.                                                Baa2              7.10        1/15/17      6,000          6,708,660
Wabash Econ. Dev. Rev. Bonds, Connell Ltd.                    NR                8.50       11/24/17      7,250          8,032,130
                                                                                                                   --------------
                                                                                                                       23,224,490
---------------------------------------------------------------------------------------------------------------------------------
Iowa--2.6%
City of Cedar Rapids Rev.,
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/18      9,375         11,076,469
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/25      4,435          5,239,908
Iowa St. Fin. Auth., Hlth. Care Facs. Rev., Mercy Hlth.
   Initiatives Proj.                                          NR                9.25        7/01/25     10,000         13,348,100
                                                                                                                   --------------
                                                                                                                       29,664,477
---------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.8%
Kentucky St. Tpke. Auth. Rev., F.G.I.C.                       Aaa               Zero        1/01/10      8,250          4,646,895
Owensboro Elec. Lt. & Pwr. Rev.,
   Ser. B, A.M.B.A.C.                                         Aaa               Zero        1/01/14      5,000(i)       2,209,650
   Ser. B, A.M.B.A.C.                                         Aaa               Zero        1/01/16      6,650(i)       2,620,699
                                                                                                                   --------------
                                                                                                                        9,477,244
---------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.1%
Hodge Util. Rev., Stone Container Corp.                       NR                9.00        3/01/10      7,000          7,560,350
New Orleans Home Mtge. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, G.N.M.A.                                           Aaa               8.60       12/01/19      1,670(f)       1,721,970
New Orleans Ind. Dev. Rev.                                    BBB(b)            8.75       10/01/19      3,600          4,224,276
New Orleans, Gen Oblig., Cap. Apprec., A.M.B.A.C.             Aaa               Zero        9/01/18      3,090          1,051,836

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Louisiana (cont'd.)
St. Charles Parish Poll. Ctrl. Rev.,
   Pwr. & Lt. Co.                                             Baa3              8.25%       6/01/14   $ 10,000     $   10,659,000
   Pwr. & Lt. Co., Ser. 1989                                  Baa3              8.00       12/01/14      3,500          3,774,015
West Feliciana Parish Poll. Ctrl. Rev., Gulf St. Util.
   Co. Proj.                                                  NR                9.00        5/01/15      5,250          5,802,038
                                                                                                                   --------------
                                                                                                                       34,793,485
---------------------------------------------------------------------------------------------------------------------------------
Maryland--1.8%
Anne Arundel Cnty. 1st Mtge. Rev., Pleasant Living Conv.      NR                8.50        7/01/13      3,230          3,503,807
Northeast Wste. Disp. Auth.,
   Sludge Comp. Fac.                                          NR                7.25        7/01/07      4,059          4,459,095
   Sludge Comp. Fac.                                          NR                8.50        7/01/07      3,095          3,378,100
Washington Sub. San. Dist.
   Ref., Gen. Const.                                          Aa1               6.00        6/01/18      3,705          4,115,885
   Ref., Gen. Const.                                          Aa1               6.00        6/01/19      3,940          4,372,927
                                                                                                                   --------------
                                                                                                                       19,829,814
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts--4.7%
Boston Ind. Dev. Fin. Auth. Ind. Rev., 1st Mtge.
   Springhouse Proj.                                          NR                9.25        7/01/15      8,000          9,962,560
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   F.G.I.C.                                                   Aaa               7.00        3/01/21      7,500(i)       9,303,150
Mass. St. Coll. Bldg. Proj. and Ref. Bonds                    A1                7.50        5/01/14      1,750(i)       2,216,795
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cardinal Cushing Gen. Hosp.                                NR                8.875       7/01/18      7,500          7,967,250
   St. Josephs Hosp., Ser. C                                  NR                9.50       10/01/20      5,640(c)       6,176,815
Mass. St. Ind. Fin. Agcy. Cont. Res., Ser. A                  NR                9.50        2/01/00      1,100          1,133,616
Massachusetts St. Indl. Fin. Agcy. Rev.,
   Ref., Chestnut Knoll Proj. A                               NR                5.50        2/15/18      1,250          1,224,650
   Ref., Chestnut Knoll Proj. A                               NR                5.625       2/15/25      1,250          1,219,488
   Glenmeadow Proj.                                           NR                7.00        2/15/06      3,700          3,700,000
Massachusetts St. Wtr. Res. Auth., Ser. A, F.S.A.             Aaa               5.50        8/01/14      3,250          3,417,960
Randolph Hsg. Auth., Multifam. Hsg., Liberty Place Proj.
   A, Ser. A                                                  NR                9.00       12/01/21      5,885          5,965,448
                                                                                                                   --------------
                                                                                                                       52,287,732
---------------------------------------------------------------------------------------------------------------------------------
Michigan--4.6%
Grand Rapids Dev. Auth.
   Cap. Apprec., M.B.I.A.                                     Aaa               Zero        6/01/10      3,000          1,647,690
   Cap. Apprec., M.B.I.A.                                     Aaa               Zero        6/01/11      3,160          1,628,601
   Cap. Apprec., M.B.I.A.                                     Aaa               Zero        6/01/12      3,000          1,449,720
Gratiot Cnty. Econ. Dev. Corp., Danley Die Proj. Connell
   L.P.                                                       NR                7.625       4/01/07      3,200          3,480,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-38

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Michigan (cont'd.)
Holland Sch. Dist., Cap. Apprec., A.M.B.A.C.                  Aaa               Zero        5/01/17   $  2,950     $    1,069,729
Lowell Area Sch., F.G.I.C.                                    Aaa               Zero        5/01/14      5,000          2,154,700
Michigan St. Hosp. Fin. Auth. Rev.,
   Genesys Regl. Hosp.                                        Baa2              5.50%      10/01/27      3,250          3,171,187
   Saratoga Cmnty. Hosp.                                      NR                8.75        6/01/10      6,345(c)       7,313,945
Michigan Strategic Fund, Great Lakes Pulp & Fiber Proj.       NR                8.00       12/01/27     12,291         11,861,008
Michigan Strategic Fund, Solid Wste. Disp., Gennese Pwr.
   Station                                                    NR                7.50        1/01/21     10,000         10,824,600
Wayne Cnty. Bldg. Auth., Ser. A                               Baa2              8.00        3/01/17      3,500(c)       3,994,830
West Ottawa Sch. Dist.,
   F.G.I.C.                                                   Aaa               Zero        5/01/15      4,825          1,956,489
   F.G.I.C.                                                   Aaa               Zero        5/01/18      3,000          1,029,300
                                                                                                                   --------------
                                                                                                                       51,581,959
---------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.4%
Minneapolis St. Paul Hsg. Fin. Brd., Multifam. Mtge.
   Rev., Riverside Plaza, G.N.M.A.                            AAA(b)            8.25       12/20/30      4,000 (i)      4,132,440
---------------------------------------------------------------------------------------------------------------------------------
Mississipi--1.6%
Claiborne Cnty. Poll. Ctrl. Rev.,
   Mid. So. Engy. Sys.                                        Ba1               9.875      12/01/14      6,100          6,448,066
   Mid. So. Engy. Sys., Ser. A                                Ba1               9.50       12/01/13     10,350         10,918,422
                                                                                                                   --------------
                                                                                                                       17,366,488
---------------------------------------------------------------------------------------------------------------------------------
Missouri--2.0%
Sikeston Elec. Rev. Ref., M.B.I.A.                            Aaa               6.00        6/01/15      9,250         10,258,712
St. Louis Cnty. Ind. Dev. Auth. Rev.,
   Soemm Proj.                                                NR               10.25        7/01/08      1,560          1,565,257
   Soemm Proj.                                                NR               10.25        7/01/08        590            591,989
St. Louis Cnty. Reg. Conv. & Sports Comp., Ser. C             Aaa               7.90        8/15/21      8,820(c)      10,262,335
                                                                                                                   --------------
                                                                                                                       22,678,293
---------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.1%
Nebraska Invest. Fin. Auth., G.N.M.A., Sngl. Fam. Mtge.
   Rev.,
   Ser. I, M.B.I.A.                                           Aaa               8.125       8/15/38      1,615(i)       1,656,942

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.7%
New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev.,
   Antioch College                                            NR               7.875%      12/01/22   $  5,335     $    5,942,817
   Havenwood/Heritage Heights                                 NR               9.75        12/01/19      7,495(c)       8,372,964
New Hampshire St. Bus. Pollutn. Ref., Pub. Svc. Co.           Ba3              6.00         5/01/21      5,000          5,004,700
                                                                                                                   --------------
                                                                                                                       19,320,481
---------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.5%
New Jersey Econ. Dev. Corp. Rev., Ref. Newark Arpt.
   Marriot Hotel                                              NR               7.00        10/01/14      3,800          4,171,298
New Jersey Hlthcare Facs., Fin. Auth. Rev.                    NR               8.00         7/01/27      5,000          5,486,650
New Jersey St. Econ. Dev. Auth. Rev., 1st Mtge.,
   Fellowship Vlge., Proj. A                                  Aaa              9.25         1/01/25     11,500(c)      14,690,790
   Leisure Park Proj., Ser. A                                 NR               5.875       12/01/27      4,000          4,031,520
New Jersey St. Edl. Facs. Auth. Rev., Felician College
   Of Lodi,
   Ser. D                                                     NR               7.375       11/01/22      4,000          4,109,840
New Jersey St. Ref., Ser. E                                   Aa1              6.00         7/15/10     10,000(i)      11,157,000
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.             Aaa              6.50         1/01/16     11,000(i)      12,757,360
New Jersey St. Trans. Trust Fund Auth., Trans. Sys.,
   M.B.I.A.                                                   Aaa              6.50         6/15/11     14,500(i)      16,786,650
                                                                                                                   --------------
                                                                                                                       73,191,108
---------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.5%
Farmington Pollutn. Ctrl. Rev.,
   Ref., Pub. Svc. Co., Ser. C                                Ba1               5.80        4/01/22      1,000          1,004,430
   Ref., Pub. Svc. Co., Ser. A                                Ba1               5.80        4/01/22      1,500          1,527,090
   Ref., Pub. Svc. Co., Ser. B                                Ba1               5.80        4/01/22      3,000          3,054,180
                                                                                                                   --------------
                                                                                                                        5,585,700
---------------------------------------------------------------------------------------------------------------------------------
New York--4.1%
Met. Trans. Auth. Facs. Rev., Ser. N, F.G.I.C.                Aaa               Zero        7/01/13      8,340(i)       3,827,977
New York City Ind. Dev. Agcy.,
   Amer. Airlines Inc.                                        Baa2              8.00        7/01/20      3,320          3,463,424
   Bklyn. Navy Yard Cogen Partners                            Baa3              6.20       10/01/22      6,925          7,503,099
   Bklyn. Navy Yard Cogen Partners                            Baa3              5.75       10/01/36      5,000          4,977,450
   Mesorah Pub. Ltd.                                          NR               10.25        3/01/19      1,861          1,974,837
   Visy Paper Inc. Proj.                                      NR                7.95        1/01/28      6,500          7,532,850
New York City, Ser. I                                         A3                6.25        4/15/27      3,000          3,208,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
New York St. Dorm. Auth. Rev.,
   Colgate Univ., M.B.I.A.                                    Aaa               6.00%       7/01/21   $  3,350     $    3,717,863
   Memorial Sloan Kettering Cancer Ctr., M.B.I.A.             Aaa               5.75        7/01/20      5,000          5,365,850
Port Auth. of New York & New Jersey, USAir, LaGuardia
   Arpt.                                                      B3                9.125      12/01/15      4,000          4,480,480
                                                                                                                   --------------
                                                                                                                       46,052,630
---------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.1%
North Carolina Med. Care Comm. Hosp. Rev., Ref. Annie
   Penn Mem. Hosp.                                            Baa3              5.375       1/01/22      1,000            973,160
---------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.1%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C              Aaa               7.20        6/30/13     10,000(i)      12,115,000
---------------------------------------------------------------------------------------------------------------------------------
Ohio--4.4%
Cleveland Arpt. Spl. Rev., Ref. Continental Airlines,
   Inc.                                                       Ba2               5.70       12/01/19      4,850(h)       4,740,778
Cleveland Pub. Pwr. Sys. Rev.,
   1st Mtge., M.B.I.A.                                        Aaa               Zero       11/15/12      1,000            472,010
   1st Mtge., M.B.I.A.                                        Aaa               Zero       11/15/13      1,500            667,320
   1st Mtge., Ser. A, M.B.I.A.                                Aaa               Zero       11/15/09      3,000          1,710,030
Dayton Spl. Facs. Rev., Ref. Emery Air Freight, Ser. A        BBB(b)            5.625       2/01/18      3,500(h)       3,498,355
Mahoning Valley San. Dist. Wtr. Rev.                          NR                7.75        5/15/19      8,000          8,851,040
Montgomery Cnty. Hlthcare. Facs. Rev., Friendship Vlge.
   Dayton, Proj. B                                            NR                9.25        2/01/16      4,500(c)       4,965,660
Ohio St. Air Quality Dev. Auth. Ref., Amt. Coll. Poll.
   Ctrl., Ser. A                                              Ba1               6.10        8/01/20      3,000          3,103,380
Ohio St. Solid Wste. Rev.,
   Cscltd. Proj.                                              NR                8.50        8/01/22      5,000          5,267,600
   Rep. Eng. Steels Inc.                                      NR                9.00        6/01/21      2,250          2,408,287
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs., 1st Mtge.,
   Toledo Edison                                              Ba1               8.00       10/01/23      5,500          6,286,775
Stark Cnty. Hlthcare. Facs. Rev., Rose Lane Inc. Proj.        NR                9.00       12/01/23      6,135          6,985,925
                                                                                                                   --------------
                                                                                                                       48,957,160
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.5%
Grand River Dam Auth. Rev., A.M.B.A.C.                        Aaa               6.25        6/01/11     12,000(i)      13,588,080
Tulsa Ind. Dev. Auth., Univ. Tulsa, Ser. A, M.B.I.A.          Aaa               6.00       10/01/16      3,250(f)       3,567,817
                                                                                                                   --------------
                                                                                                                       17,155,897

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-41

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.0%
Allegheny Cnty. Hosp. Rev., West Penn. Hosp. Hlth. Ctr.       NR                8.50%       1/01/20   $  2,800     $    3,007,508
Berks Cnty. Mun. Auth. Rev.,
   Adventist Living Ctrs. Proj.                               NR               11.00       12/01/15        367(e)          33,072
   Alvernia Coll. Proj.                                       NR                7.75       11/15/16      5,240          5,848,154
Dauphin Cnty. Gen. Auth. Hosp. Rev., NW Med. Ctr. Proj.       BBB-(b)           8.625      10/15/13      6,570          7,854,961
Lancaster Cnty. Solid Wste. Mgmt., Res. Rec. Auth. Sys.
   Rev., Ser. A                                               Baa2              8.50       12/15/10      5,965(c)       6,116,272
Philadelphia Auth., Ind. Dev. Rev.                            NR                7.75       12/01/17      5,000          5,617,650
Philadelphia Hosps. & Higher Ed. Facs. Auth. Rev.,
   Grad. Hlth. Sys.                                           B2                7.00        7/01/05      2,500          2,619,175
   Grad. Hlth. Sys.                                           B2                7.25        7/01/18      2,710          2,869,185
   Grad. Hlth. Sys., Ser. A                                   B2                6.25        7/01/13      2,500          2,515,500
Philadelphia Wtr. & Wstewtr. Auth. Rev.,
   M.B.I.A.                                                   Aaa               6.25        8/01/10      2,500          2,807,925
   M.B.I.A.                                                   Aaa               6.25        8/01/12      3,000(i)       3,375,450
Somerset Cnty. Hosp. Auth. Rev.,
   Hlthcare 1st Mtge.                                         NR                8.40        6/01/09      2,305          2,587,316
   Hlthcare 1st Mtge.                                         NR                8.50        6/01/24      8,805          9,894,091
Wilkes Barre Gen. Mun. Auth. Coll. Rev., Misericordia
   Coll., Ser. A                                              NR                7.75       12/01/12      1,245          1,361,657
                                                                                                                   --------------
                                                                                                                       56,507,916
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island--1.0%
Rhode Island Redev. Agcy., Ser. A                             NR                8.00        9/01/24     10,560         11,584,742
---------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.4%
So. Carolina St. Hsg. Fin. & Dev. Auth., Homeownership
   Mtge.                                                      Aa2               7.75        7/01/22      4,345(i)       4,573,982
---------------------------------------------------------------------------------------------------------------------------------
South Dakota--0.8%
Education Loans Inc. Student Loan Rev.                        A2                5.60        6/01/20      3,300          3,226,641
So. Dakota Econ. Dev. Fin. Auth., Dakota Park                 NR               10.25        1/01/19      4,930          5,258,387
                                                                                                                   --------------
                                                                                                                        8,485,028
---------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.4%
Knox Cnty. Hlth. & Edl. Facs. Rev., Baptist Hlth. Hosp.       Aaa               8.50        4/15/04      5,225(c)       5,549,890
Met. Gov't. Nashville & Davidson Cnty. H&E Facs. Brd.
   Rev., Ref.
   Blakeford Green Hills                                      NR                5.65        7/01/24      1,500          1,464,825
Rutherford Cnty. Hlth. & Edl. Facs., Brd. 1st Mtge. Rev.      NR                9.50       12/01/19      7,300          8,525,451
                                                                                                                   --------------
                                                                                                                       15,540,166

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Texas--3.4%
Beaumont Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.               A1                9.20%       3/01/12   $  1,380     $    1,545,434
Houston Arpt. Sys. Rev.                                       Ba2               6.125       7/15/27      3,200          3,333,280
Houston Wtr. & Swr. Sys. Rev., Ser. C, A.M.B.A.C.             Aaa               Zero       12/01/10      5,000          2,659,250
Keller Ind. Sch. Dist., Cap. Apprec. Ref., Ser. A,
   P.S.F.G.                                                   Aaa               Zero        8/15/17      4,075          1,441,491
New Braunfels Ind. Sch. Dist.,
   Cap. Apprec., P.S.F.G.                                     Aaa               Zero        2/01/08      2,365          1,472,189
   Cap. Apprec., P.S.F.G.                                     Aaa               Zero        2/01/09      2,365          1,392,086
   Cap. Apprec., P.S.F.G.                                     Aaa               Zero        2/01/12      2,365          1,154,948
Nueces Riv. Auth., Ref. Asarco Inc. Proj.                     Baa2              5.60        1/01/27      2,500          2,499,775
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.             Aaa               Zero        8/15/11      4,385          2,222,099
San Antonio Elec. & Gas Rev.,
   F.G.I.C.                                                   Aaa               Zero        2/01/09      5,000          2,943,100
   F.G.I.C., Ser. B                                           Aaa               Zero        2/01/12      7,500          3,662,625
Tarrant Cnty. Hlth. Facs. Dev. Corp. Rev., Foundation
   Proj.                                                      NR               10.25        9/01/19      5,000          5,319,550
Texas Mun. Pwr. Agcy. Rev., M.B.I.A.                          Aaa               Zero        9/01/15     16,300          6,438,989
Tyler Tex. Hlth. Facs. Dev. Corp., Mother Frances Hosp.,
   Ser. A                                                     Baa2              5.625       7/01/13      1,680          1,682,318
                                                                                                                   --------------
                                                                                                                       37,767,134
---------------------------------------------------------------------------------------------------------------------------------
Utah--0.5%
Carbon Cnty. Solid Wste. Disp. Rev. Ref., Laidlaw
   Environmental, Ser. A                                      NR                7.45        7/01/17      1,500          1,642,950
Tooele Cnty Poll. Ctrl. Rev. Ref., Laidlaw
   Environmental, Ser. A                                      NR                7.55        7/01/27      4,000          4,404,360
                                                                                                                   --------------
                                                                                                                        6,047,310
---------------------------------------------------------------------------------------------------------------------------------
Virginia--1.6%
Loudoun Cnty. Ind. Dev. Auth., Rev.                           NR                7.125       9/01/15      2,000          2,209,680
Norfolk Redev. & Hsg. Auth., Multifam. Rental Hsg. Fac.
   Rev.                                                       NR                8.00        9/01/26      6,000          6,126,840
Pittsylvania Cnty. Ind. Dev. Auth. Rev. Multitrade            NR                7.55        1/01/19      9,000          9,902,340
                                                                                                                   --------------
                                                                                                                       18,238,860
---------------------------------------------------------------------------------------------------------------------------------
Washington--2.5%
Bellevue Conv. Ctr. Auth.,
   King City, Oblig. Rev., M.B.I.A.                           Aaa               Zero        2/01/10        870            482,467
   King City, Oblig. Rev., M.B.I.A.                           Aaa               Zero        2/01/11      1,200            625,092
   King City, Oblig. Rev., M.B.I.A.                           Aaa               Zero        2/01/12      1,300            634,855
   King City, Oblig. Rev., M.B.I.A.                           Aaa               Zero        2/01/14      1,385            600,135
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River
   Rock, Hydro Elec. Sys. Rev., M.B.I.A.                      Aaa               Zero        6/01/15      7,585          3,036,655

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Washington (cont'd.)
Thurston Cnty. Sch. Dist. 333,
   F.G.I.C.                                                   Aaa               Zero       12/01/12   $  6,830     $    3,193,640
   F.G.I.C., Ser. B                                           Aaa               Zero       12/01/11      6,415          3,202,175
Washington St. Ref., Ser. R, 97A                              Aa1               Zero        7/01/16      7,000          2,639,770
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. B                                Aa1               7.25%       7/01/09      5,000(i)       5,897,400
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa               Zero        7/01/17      5,000          1,747,450
   Nuclear Proj. No. 3, Ser. B, M.B.I.A.                      Aaa               7.125       7/01/16      5,000          6,074,800
                                                                                                                   --------------
                                                                                                                       28,134,439
---------------------------------------------------------------------------------------------------------------------------------
West Virginia--1.0%
So. Charleston Ind. Dev. Rev., Union Carbide Chem. &
   Plastics Co.                                               Baa2              8.00        8/01/20      2,450          2,635,930
Weirton Poll. Ctrl. Rev., Weirton Steel Proj.                 B2                8.625      11/01/14      4,000          4,230,120
West Virginia St. Hsg. Dev. Fund Hsg. Fin., Ser. A,
   F.H.A.                                                     Aaa               7.95        5/01/17      1,160          1,160,128
West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
   F.G.I.C.                                                   Aaa               7.423       5/16/19      3,250(d)       3,542,500
                                                                                                                   --------------
                                                                                                                       11,568,678
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.4%
Oconto Falls Cmnty. Dev. Auth. Dev. Rev., Oconto Falls
   Tissue, Inc. Proj.                                         NR                7.75       12/01/22      4,000          4,149,840
                                                                                                                   --------------
Total long-term investments (cost $1,016,977,321)                                                                   1,098,749,890
                                                                                                                   --------------
SHORT-TERM INVESTMENTS--0.7%
---------------------------------------------------------------------------------------------------------------------------------
Florida
St. Lucie Cnty. Solid Wst. Disp. Rev., Ser. 93,
   F.R.D.D., A.M.T.                                           VMIG1             4.40        5/01/98        100            100,000
---------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.2%
Plaquemines Parish Environmental Rev. Adj., Ref. BP.
   Exploration & Oil, Ser. 95, F.R.D.D., A.M.T.               P-1               4.40        5/01/98      1,500          1,500,000
West Baton Rouge Parish Ind. Dist. Pound3 Rev., Dow
   Chemical Co. Proj., Ser. 95, F.R.D.D., A.M.T.              P-1               4.40        5/01/98        700            700,000
                                                                                                                   --------------
                                                                                                                        2,200,000
---------------------------------------------------------------------------------------------------------------------------------
Texas--0.3%
Brazos River Harbor Nav. Dist. Rev., Dow Chemical Co.,
   Ser. A, F.R.D.D., A.M.T.                                   P-1               4.40        5/01/98      2,600          2,600,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Brazos River Harbor Nav. Dist., Dow Chemical Co. Proj.,
   Ser. 96, F.R.D.D., A.M.T.                                  P-1               4.40%       5/01/98   $    400     $      400,000
Gulf Coast Ind. Dev. Auth. Solid Wste. Rev., Citgo
   Petroleum, Ser. 95, F.R.D.D., A.M.T.                       VMIG1             4.40        5/01/98        400            400,000
                                                                                                                   --------------
                                                                                                                        3,400,000
---------------------------------------------------------------------------------------------------------------------------------
Virginia
King George Cnty. Ind. Dev. Auth. Expt. Fac. Rev.,
   F.R.D.D.                                                   A1+(b)            4.40        5/01/98        600            600,000
---------------------------------------------------------------------------------------------------------------------------------
Washington--0.2%
Washington St. Hsg. Fin. Comm. Nonprofit Hsg. Rev.,
   Emerald Height Proj., Ser. 90, F.R.D.D.                    A-1(b)            4.25        5/01/98      2,000          2,000,000
   Ref. Panorama Cty. Proj., Ser. 97, F.R.D.D.                VMIG1             4.25        5/01/98        200            200,000
                                                                                                                   --------------
                                                                                                                        2,200,000
                                                                                                                   --------------
Total short-term investments (cost $8,500,000)                                                                          8,500,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments--98.7%
(cost $1,025,477,321; Note 4)                                                                                       1,107,249,890
Other assets in excess of liabilities--1.3%                                                                            13,980,703
                                                                                                                   --------------
Net Assets--100%                                                                                                   $1,121,230,593
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.R.D.D.--Floating Rate (Daily) Demand Note (g)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issuer in default of interest payment. Non-income producing security.
(f) All or partial principal amount pledged as initial margin on financial futures contracts.
(g) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(h) When-issued security.
(i) All or partial amount of principal segregated as collateral for financial futures contracts and when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities              HIGH YIELD SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $1,025,477,321).................................................................      $1,107,249,890
Cash........................................................................................................             532,945
Interest receivable.........................................................................................          20,820,891
Receivable for investments sold.............................................................................           7,493,133
Receivable for Series shares sold...........................................................................           3,114,900
Due from broker - variation margin..........................................................................              35,062
Other assets................................................................................................              16,732
                                                                                                                  --------------
   Total assets.............................................................................................       1,139,263,553
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          13,292,139
Payable for Series shares reacquired........................................................................           2,008,464
Dividends payable...........................................................................................           1,788,096
Management fee payable......................................................................................             410,722
Distribution fee payable....................................................................................             323,222
Accrued expenses............................................................................................             210,317
                                                                                                                  --------------
   Total liabilities........................................................................................          18,032,960
                                                                                                                  --------------
Net Assets..................................................................................................      $1,121,230,593
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      991,547
   Paid-in capital in excess of par.........................................................................       1,063,404,578
                                                                                                                  --------------
                                                                                                                   1,064,396,125
   Accumulated net realized loss on investments.............................................................         (24,938,101)
   Net unrealized appreciation of investments...............................................................          81,772,569
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................      $1,121,230,593
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($421,515,355 DIVIDED BY 37,273,437 shares of beneficial interest issued and outstanding).............              $11.31
   Maximum sales charge (3% of offering price)..............................................................                 .35
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $11.66
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($669,241,615 DIVIDED BY 59,185,536 shares of beneficial interest issued and outstanding).............              $11.31
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($20,554,428 DIVIDED BY 1,817,829 shares of beneficial interest issued and outstanding)...............              $11.31
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($9,919,195 DIVIDED BY 877,903 shares of beneficial interest issued and outstanding)..................              $11.30
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1998
Income
   Interest..................................    $ 71,328,838
                                                --------------
Expenses
   Management fee............................       5,323,382
   Distribution fee--Class A.................         381,735
   Distribution fee--Class B.................       3,345,658
   Distribution fee--Class C.................         111,993
   Transfer agent's fees and expenses........         450,000
   Custodian's fees and expenses.............         152,000
   Reports to shareholders...................          81,000
   Registration fees.........................          64,000
   Insurance expense.........................          29,000
   Legal fees and expenses...................          18,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          13,000
   Miscellaneous.............................           8,437
                                                --------------
      Total expenses.........................       9,993,205
   Less: Management fee waiver...............        (535,931)
      Custodian fee credit...................          (4,478)
                                                --------------
      Net expenses...........................       9,452,796
                                                --------------
Net investment income........................      61,876,042
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................      (5,710,322)
   Financial futures contract transactions...        (740,523)
                                                --------------
                                                   (6,450,845)
                                                --------------
Net change in unrealized appreciation of:
   Investments...............................      50,351,593
                                                --------------
Net gain on investments......................      43,900,748
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $105,776,790
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1998              1997
Operations
   Net investment income.......  $   61,876,042    $   63,368,111
   Net realized loss on
      investment
      transactions.............      (6,450,845)       (4,271,817)
   Net change in unrealized
      appreciation of
      investments..............      50,351,593        18,105,192
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     105,776,790        77,201,486
                                 --------------    --------------
Dividends and distributions
   (Note 1):
   Dividends from net
      investment income
      Class A..................     (23,016,599)      (18,998,681)
      Class B..................     (37,682,645)      (43,873,295)
      Class C..................        (804,495)         (467,478)
      Class Z..................        (372,303)          (28,657)
                                 --------------    --------------
                                    (61,876,042)      (63,368,111)
                                 --------------    --------------
   Distributions in excess of
      net investment income
      Class A..................        --                 (39,610)
      Class B..................        --                 (82,405)
      Class C..................        --                    (965)
      Class Z..................        --                     (28)
                                 --------------    --------------
                                       --                (123,008)
                                 --------------    --------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...............     194,658,081       116,459,010
   Net asset value of shares
      issued in reinvestment of
      dividends................      27,600,737        28,109,609
   Cost of shares reacquired...    (156,797,816)     (175,001,590)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      65,461,002       (30,432,971)
                                 --------------    --------------
Total increase (decrease)......     109,361,750       (16,722,604)
Net Assets
Beginning of year..............   1,011,868,843     1,028,591,447
                                 --------------    --------------
End of year....................  $1,121,230,593    $1,011,868,843
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
---------------------------------------------------------------------------------------------------------------------------------
Alabama--0.7%
Huntsville Solid Wste. Disp. Auth., F.G.I.C.                   Aaa               7.00%      10/01/08   $  2,000      $  2,147,080
Jefferson Cnty. Swr. Rev. Wste., Ser. D, F.G.I.C.              Aaa               5.75        2/01/22      1,200         1,249,716
                                                                                                                     ------------
                                                                                                                        3,396,796
---------------------------------------------------------------------------------------------------------------------------------
Alaska--2.4%
Alaska St. Engy. Auth. Pwr. Rev., Bradley Lake Hydro, 1st
   Ser., A.M.B.A.C.                                            Aaa               7.25        7/01/16      2,000(g)      2,106,600
Anchorage Hosp. Rev., Sisters of Providence, A.M.B.A.C.        Aaa               7.125      10/01/05      5,000         5,512,450
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                Aaa               Zero        6/30/06      5,000         3,375,300
                                                                                                                     ------------
                                                                                                                       10,994,350
---------------------------------------------------------------------------------------------------------------------------------
Arizona--1.9%
Maricopa Cnty. Ind. Dev. Auth. Rev.,
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.00       12/01/00      1,755         1,827,569
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,045(c)      1,149,155
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,205         1,315,294
Maricopa Cnty. Unified Sch. Dist. No. 69, Paradise
   Valley, Ser. E, F.G.I.C.                                    Aaa               6.80        7/01/12      3,700         4,390,013
                                                                                                                     ------------
                                                                                                                        8,682,031
---------------------------------------------------------------------------------------------------------------------------------
California--6.3%
California St. Pub. Wks. Brd.,
   Comm. Coll. Proj., Ser. A, A.M.B.A.C.                       Aaa               5.625       3/01/16      2,000         2,078,700
   Dept. of Corrections, A.M.B.A.C.                            Aaa               5.75        1/01/12      2,000         2,127,940
Contra Costa Wtr. Dist. Wtr. Rev., Ser. E, A.M.B.A.C.          Aaa               6.25       10/01/12      1,455         1,648,253
Inland Empire Solid Wste. Fin. Auth., Landfill Impvt.
   Fin., Proj. B, F.S.A.                                       Aaa               6.00        8/01/16      2,000         2,117,580
Roseville Joint Union H.S. Dist., Ser. B, F.G.I.C.             Aaa               Zero        8/01/13      2,015           915,455
San Diego Cnty. Wtr. Auth. Wtr. Rev., Ctfs. of Part.,
   F.G.I.C                                                     Aaa               7.037       4/26/06      5,800(d)      6,590,250
San Francisco City & Cnty. Arpt. Comm. Int'l. Arpt. Rev.,
   Ser. 2, F.S.A.                                              Aaa               4.75        5/01/29      5,755         5,243,265
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C                                Aaa               8.00        8/15/08      2,000(g)      2,537,220
   Foothill Area Proj., F.G.I.C.                               Aaa               6.50        8/15/10      2,725(g)      3,151,136

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Victor Valley Element. Sch. Dist.,
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa                Zero       6/01/17    $ 3,550      $  1,279,207
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa                Zero       6/01/18      3,700         1,258,925
                                                                                                                     ------------
                                                                                                                       28,947,931
---------------------------------------------------------------------------------------------------------------------------------
Colorado--1.2%
Denver City & Cnty. Arpt. Rev., Ser. C, M.B.I.A.               Aaa               5.60%      11/15/11      5,000         5,199,300
Jefferson Cnty. Sngl. Fam. Mtge. Rev., Ser. A, M.B.I.A.        Aaa               8.875      10/01/13        435           464,141
                                                                                                                     ------------
                                                                                                                        5,663,441
---------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.1%
Connecticut St. Res. Rec. Auth., Mid. Connecticut. Sys.,
   Ser. A, M.B.I.A.                                            Aaa               5.25       11/15/08      5,000         5,209,200
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia--8.5%
Dist. of Columbia Hosp. Rev. Medlantic Hlthcare Grp.,
   M.B.I.A.                                                    Aaa               5.875       8/15/19      3,500         3,652,110
   M.B.I.A.                                                    Aaa               5.75        8/15/26      3,000(g)      3,093,750
Dist. of Columbia Met. Area Trans. Auth.,
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/09      2,400         2,655,336
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/10      1,500         1,659,960
Dist. of Columbia Ref.,
   Ser. B, F.S.A.                                              Aaa               5.50        6/01/10      7,565(g)      7,890,673
   Ser. B, M.B.I.A.                                            Aaa               6.00        6/01/18      4,460         4,866,083
   Ser. B, M.B.I.A.                                            Aaa               6.00        6/01/19      3,965         4,319,987
Dist. of Columbia,
   Assoc. American Med. Colleges, A.M.B.A.C                    Aaa               5.375       2/15/27      4,500         4,483,260
   Gen. Oblig., Ser. A, M.B.I.A.                               Aaa               6.50        6/01/10      6,000(g)      6,797,040
                                                                                                                     ------------
                                                                                                                       39,418,199
---------------------------------------------------------------------------------------------------------------------------------
Florida--4.2%
Brevard Hlth. Facs. Auth. Rev., Holmes Reg'l. Med. Ctr.,
   M.B.I.A.                                                    Aaa               5.60       10/01/10      6,000(g)      6,349,800
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Ser. A, M.B.I.A.        Aaa               5.625       4/01/06      3,000         3,200,010
Dade Cnty. Res. Rec., Facs. Rev. Ref., A.M.B.A.C.              Aaa               5.10       10/01/04      3,355         3,458,468
Orange Cnty. Hlth. Facs. Auth. Rev. Hosp., Orlando Reg'l.
   Hlthcare, Ser. A, M.B.I.A.                                  Aaa               6.25       10/01/07      3,160         3,536,862
Palm Beach Cnty. Solid Wste. Auth. Rev. Ref., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.00       10/01/09      2,500         2,770,550
                                                                                                                     ------------
                                                                                                                       19,315,690

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Georgia--2.6%
Atlanta Arpt. Facs. Rev., A.M.B.A.C.                           Aaa               6.50%       1/01/10   $  2,000      $  2,295,120
Georgia Mun. Elec. Auth.,
   Proj. No. 1, A.M.B.A.C.                                     Aaa               6.00        1/01/06      5,570         6,050,022
   Pwr. Rev., M.B.I.A.                                         Aaa               6.20        1/01/10      3,495(e)      3,891,613
                                                                                                                     ------------
                                                                                                                       12,236,755
---------------------------------------------------------------------------------------------------------------------------------
Hawaii--3.3%
Hawaii St. Dept. Bud. & Fin. Spec. Purpose Rev., Hawaiian
   Elec. Co. Inc., Ser. A, M.B.I.A.                            Aaa               5.65       10/01/27     15,000        15,199,950
---------------------------------------------------------------------------------------------------------------------------------
Illinois--11.7%
Arlington Hts. Park Dist. Cap. Apprec., Ser. E, F.G.I.C.       Aaa               Zero       12/01/13      4,175         1,825,143
Chicago Bd. Edl.
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa               Zero       12/01/11      5,000         2,479,400
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa               Zero       12/01/12      6,000         2,785,680
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa               Zero       12/01/13      3,500         1,530,060
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa               Zero       12/01/14      7,195         2,958,728
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa               Zero       12/01/15      3,245         1,254,030
Chicago Bd. Edl. Sch. Ref., A.M.B.A.C.                         Aaa               5.75       12/01/27     10,000        10,394,200
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A.                    Aaa               5.75        1/01/22      6,835         7,009,771
Chicago O'Hare Int'l. Arpt. Rev., Pass. Facs. Chrg., Ser.
   A, A.M.B.A.C.                                               Aaa               5.625       1/01/15      2,000         2,057,660
Chicago Park Dist., A.M.B.A.C.                                 Aaa               5.30        1/01/15      3,000         3,008,760
Chicago Skyway Toll Brdg. Rev., M.B.I.A.                       Aaa               5.50        1/01/23        650           657,794
Chicago Wstewtr. Trans. Rev.
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa               Zero        1/01/20      7,275         2,221,494
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa               Zero        1/01/21     13,655         3,947,524
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa               Zero        1/01/24     13,695         3,349,386
Chicago Wtr. Rev. Cap. Apprec., F.G.I.C.                       Aaa               Zero       11/01/16      3,055         1,121,490
Onterie Ctr. Hsg. Fin. Corp. Mtge. Rev.,
   Ser. A, M.B.I.A.                                            Aaa               7.00        7/01/12      1,575         1,673,579
   Ser. A, M.B.I.A.                                            Aaa               7.05        7/01/27      5,400         5,741,658
                                                                                                                     ------------
                                                                                                                       54,016,357
---------------------------------------------------------------------------------------------------------------------------------
Indiana--2.0%
Marion Cnty. Hosp. Auth. Facs. Rev., A.M.B.A.C.                Aaa               8.625      10/01/12      8,500(c)(g)   9,211,705

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.5%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.             Aaa                Zero       9/01/09    $ 4,000      $  2,313,200
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts--1.3%
Massachusetts Bay Trans. Auth. Gen. Sys., Ser. A,
   M.B.I.A.                                                    Aaa               4.50%       3/01/26      4,000         3,474,000
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Baystate
   Med. Ctr., Ser. E, F.S.A.                                   Aaa               6.00        7/01/26      2,475         2,617,610
                                                                                                                     ------------
                                                                                                                        6,091,610
---------------------------------------------------------------------------------------------------------------------------------
Michigan--4.1%
Detroit Dwntwn. Dev., Ser. A, A.M.B.A.C.                       Aaa               5.75        7/15/15      1,820         1,903,702
Detroit Swr. Disp. Rev., Ser. 1993A, F.G.I.C.                  Aaa               7.263       7/01/23      6,500(d)(g)   6,833,125
Michigan St. Hosp. Fin. Auth. Rev., Mid. Michigan Oblig.,
   M.B.I.A.                                                    Aaa               7.50        6/01/15      2,350(c)      2,550,126
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., Proj.
   1, Ser. I, A.M.B.A.C.                                       Aaa               7.30        9/01/19      3,250         3,461,542
Saginaw Hosp. Fin. Auth., St. Luke's Hosp., Ser. C,
   M.B.I.A.                                                    Aaa               6.50        7/01/11      4,000         4,278,440
                                                                                                                     ------------
                                                                                                                       19,026,935
---------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.6%
Harrison Cnty. Wste. Wtr. Mgmt. Dist. Rev., Wste. Wtr.
   Treatmt., Facs. Auth., F.G.I.C.                             Aaa               6.50        2/01/06      2,400         2,576,832
---------------------------------------------------------------------------------------------------------------------------------
Missouri--0.3%
Missouri St. Hlth. & Edl. Facs. Rev.,
   SSM Hlthcare, Ser. AA, M.B.I.A.                             NR                6.25        6/01/16        285(c)        309,806
   SSM Hlthcare, Unref., Ser. AA, M.B.I.A.                     Aaa               6.25        6/01/16      1,215         1,304,315
                                                                                                                     ------------
                                                                                                                        1,614,121
---------------------------------------------------------------------------------------------------------------------------------
Montana--0.5%
Forsyth Poll. Ctrl. Rev., Puget Sound Pwr. & Lt. Co., 1st
   Mtge., Ser. A, A.M.B.A.C.                                   Aaa               7.05        8/01/21      2,000         2,171,280
---------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.3%
East Orange Bd. Edl. Ctfs. Part.
   Cap. Apprec., F.S.A.                                        Aaa               Zero        2/01/15      1,425           595,180
   Cap. Apprec., F.S.A.                                        Aaa               Zero        2/01/16      1,000           395,770
   Cap. Apprec., F.S.A.                                        Aaa               Zero        2/01/17      1,425           533,335

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New Jersey (cont'd.)
East Orange Bd. Edl. Ctfs. Part.
   Cap. Apprec., F.S.A.                                        Aaa               Zero        2/01/18    $ 2,845      $  1,008,496
   Cap. Apprec., F.S.A.                                        Aaa               Zero        8/01/18      1,425           492,038
   Cap. Apprec., F.S.A.                                        Aaa               Zero        2/01/20      1,845           585,086
   Cap. Apprec., F.S.A.                                        Aaa               Zero        8/01/21      2,845           834,837
   Cap. Apprec., F.S.A.                                        Aaa               Zero        8/01/23      1,400           368,606
Jersey City Swr. Auth.,
   A.M.B.A.C.                                                  Aaa               6.00%       1/01/10      2,585         2,854,615
   A.M.B.A.C.                                                  Aaa               6.25        1/01/14      4,255         4,817,809
New Jersey Econ. Dev. Auth.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                            Aaa               5.875       7/01/11      5,900         6,270,756
   Mkt. Trans. Facs. Rev., Sr. Lien, M.B.I.A.                  Aaa               5.80        7/01/09      3,340         3,567,454
   Natural Gas Facs. Rev., M.B.I.A.                            Aaa               5.70        6/01/32      5,000         5,148,900
New Jersey Impvt. Auth. Rev., Util. Sys., M.B.I.A.             Aaa               5.75        7/01/27      1,500         1,559,595
                                                                                                                     ------------
                                                                                                                       29,032,477
---------------------------------------------------------------------------------------------------------------------------------
New York--11.5%
Erie Cnty. Wtr. Auth. Rev., A.M.B.A.C.                         Aaa               Zero       12/01/17        770           189,682
Islip Res. Rec., Ser. B, A.M.B.A.C.                            Aaa               7.20        7/01/10      1,750         2,095,887
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.               Aaa               5.75        7/01/11      5,000         5,291,600
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys.
   Rev., M.B.I.A.                                              Aaa               5.75        6/15/26      5,000         5,182,750
New York City,
   Cap. Apprec., Ser. G, M.B.I.A.                              Aaa               Zero        8/01/07      4,000         2,604,800
   Cap. Apprec., Ser. G, M.B.I.A.                              Aaa               Zero        8/01/08      3,325         2,030,212
   Ser. D, M.B.I.A.                                            Aaa               5.25        8/01/21      2,500         2,466,750
   Ser. G, M.B.I.A.                                            Aaa               5.75        2/01/14      3,000         3,134,040
New York St. Dorm. Auth. Rev., Montefiore Med. Ctr.,
   A.M.B.A.C.                                                  Aaa               6.00        8/01/08      3,400         3,738,606
New York St. Envir. Facs. Corp.,
   Poll. Ctrl. Rev.                                            Aaa               5.70        7/15/12      3,375         3,567,442
   Poll. Ctrl. Rev.                                            Aaa               5.75        7/15/13      1,060         1,132,239
   Poll. Ctrl. Rev.                                            Aaa               5.80        7/15/14      3,755         3,998,362
New York St. Thrwy. Auth. Gen. Rev.,
   Ser. D                                                      Aa3               5.40        1/01/11      5,370         5,570,730
   Ser. D                                                      Aa3               5.50        1/01/12      3,865         4,016,508
Port Auth. New York & New Jersey Cons., Ser. 99, F.G.I.C.      Aaa               5.90       11/01/11      7,665         8,114,246
                                                                                                                     ------------
                                                                                                                       53,133,854

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Ohio--3.9%
Cleveland City Sch. Dist.,
   Rev. Antic. Nts., A.M.B.A.C.                                Aaa               5.50%       6/01/06   $  6,465      $  6,836,026
   Rev. Antic. Nts., A.M.B.A.C.                                Aaa               5.75        6/01/07      5,870         6,325,806
Kent City Sch. Dist., F.G.I.C.                                 Aaa               5.75       12/01/21      1,000         1,043,820
Lorain Cnty. Hosp. Rev., Catholic Hlthcare Partners,
   M.B.I.A.                                                    Aaa               5.50        9/01/27      4,000         4,046,800
                                                                                                                     ------------
                                                                                                                       18,252,452
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.5%
Norman Reg'l. Hosp. Auth., Rev. Ref., Ser. A, M.B.I.A.         Aaa               5.50        9/01/11      4,110         4,267,290
Oklahoma City Arpt. Trust, Jr. Lien, Ser. 24, A.M.B.A.C.       Aaa               5.75        2/01/18      2,620         2,690,399
                                                                                                                     ------------
                                                                                                                        6,957,689
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.3%
Philadelphia Mun. Auth. Rev., Criminal Justice Ctr., Ser.
   A, M.B.I.A.                                                 Aaa               6.90       11/15/03      3,000         3,299,010
Philadelphia, Sch. Dist., Ser. B, A.M.B.A.C.                   Aaa               5.375       4/01/27      2,500         2,504,275
                                                                                                                     ------------
                                                                                                                        5,803,285
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.1%
Puerto Rico Comm., M.B.I.A.                                    Aaa               4.875       7/01/23      3,000         2,823,690
Puerto Rico Gen. Oblig., M.B.I.A.                              Aaa               6.25        7/01/13      1,250         1,421,825
Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.25        7/01/13      1,700         1,933,682
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                            Aaa               6.667       1/25/07      4,100(d)      4,407,500
   Ser. I, M.B.I.A.                                            Aaa               6.915       1/16/15      3,800(d)      3,952,000
                                                                                                                     ------------
                                                                                                                       14,538,697
---------------------------------------------------------------------------------------------------------------------------------
South Dakota--2.8%
So. Dakota Hsg. Dev. Auth., Homeownership Mtge., Ser. F        Aa1               5.80        5/01/28     12,620        12,960,866
---------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.2%
Metro. Gov't. Nashville & Davidson Cnty. Wtr. & Swr.
   Rev., A.M.B.A.C.                                            Aaa               8.216       1/01/22      5,000(d)      5,731,250
---------------------------------------------------------------------------------------------------------------------------------
Texas--5.4%
Austin Util. Sys. Rev. Comb., Ser. A, M.B.I.A.                 Aaa               4.875      11/15/10      5,500         5,466,725
Austin Util. Sys. Rev., M.B.I.A.                               Aaa               Zero        5/15/03      8,000         6,354,480

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Brazos Rvr. Auth. Rev., Houston Lt. & Pwr., Ser. B, 1st
   Mtge., F.G.I.C.                                             Aaa               7.20%      12/01/18   $  1,000      $  1,061,030
Houston Arpt. Sys. Rev.                                        Aaa               7.20        7/01/13      3,900         4,600,323
Houston Arpt. Sys. Rev., Spec. Facs. People Mover, Ser.
   A, F.S.A.                                                   Aaa               6.00        7/15/05      3,255         3,508,857
Keller Ind. Sch. Dist., P.S.F.G.                               Aaa               Zero        8/15/15      4,945         1,958,072
Texas Wtr. Res. Fin. Auth. Rev., A.M.B.A.C.                    Aaa               7.50        8/15/13      1,985         2,067,298
                                                                                                                     ------------
                                                                                                                       25,016,785
---------------------------------------------------------------------------------------------------------------------------------
Virginia--3.7%
Chesapeake Bay Brdg. & Tunn. Comm., Dist. Rev., F.G.I.C.       Aaa               5.875       7/01/10      5,000         5,386,850
Richmond Met. Auth. Expwy. Rev. Ref., F.G.I.C.                 Aaa               5.25        7/15/22      4,265         4,299,675
Virginia Beach Hosp. Facs. Rev.,
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/10      1,220         1,352,882
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/13      1,455         1,608,925
Virginia Coll. Bldg. Auth. Edl. Facs. Rev., M.B.I.A.           Aaa               5.25        1/01/26      4,275         4,324,718
                                                                                                                     ------------
                                                                                                                       16,973,050
---------------------------------------------------------------------------------------------------------------------------------
Washington--4.4%
Washington St. Hlthcare Facs. Auth. Rev., Yakima Valley
   Memorial Hosp. Assoc.                                       AAA(b)            5.25       12/01/20      2,500         2,435,375
Washington St. Pub. Pwr. Supply Sys.,
   Nuclear Proj. No. 1, Ser. A, M.B.I.A.                       Aaa               5.75        7/01/10      7,000         7,436,940
   Nuclear Proj. No. 2, Ser. A, M.B.I.A.                       Aaa               Zero        7/01/11      5,210         2,622,818
   Nuclear Proj. No. 2, Ser. B, F.G.I.C.                       Aaa               7.25        7/01/03      3,000(c)      3,245,040
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               7.00        7/01/05      2,000(c)      2,130,900
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               Zero        7/01/08      4,500         2,717,955
                                                                                                                     ------------
                                                                                                                       20,589,028
                                                                                                                     ------------
Total long-term investments (cost $434,670,225)                                                                       455,075,816
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.9%
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.1%
Dist. of Columbia, Gen. Oblig., Ser. 92A-4, F.R.D.D.           VMIG1             4.35        5/01/98        500           500,000
---------------------------------------------------------------------------------------------------------------------------------
Illinois--0.0%
Will County Solid Wste. Disp. Rev., Daily BASF Corp.
   Proj.,
   Ser. 97, F.R.D.D., A.M.T.                                   P-1               4.25        5/01/98        100           100,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.6%
Hurley Cnty., Poll. Ctrl. Rev., Ser. 85, F.R.D.D.              P-1               4.25%       5/01/98   $  2,800      $  2,800,000
---------------------------------------------------------------------------------------------------------------------------------
Texas--0.2%
Gulf Coast Wste. Disp. Auth., Poll. Ctrl. Rev., Ser. 94,
   F.R.D.D., A.M.T.                                            VMIG1             4.35        5/01/98        600           600,000
                                                                                                                     ------------
Total short-term investments (cost $4,000,000)                                                                          4,000,000
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Total Investments--99.2%
(cost $438,670,225; Note 4)                                                                                           459,075,816
Other assets in excess of liabilities--0.8%                                                                             3,629,791
                                                                                                                     ------------
Net Assets--100%                                                                                                     $462,705,607
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (f)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Principal amount pledged as initial margin on financial futures contracts.
(f) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(g) All or partial amount of principal segregated as collateral for financial futures contracts.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

                                                PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities             INSURED SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $438,670,225)...................................................................       $459,075,816
Cash........................................................................................................             27,338
Interest receivable.........................................................................................          6,179,023
Receivable for Series shares sold...........................................................................             73,218
Other assets................................................................................................              9,084
                                                                                                                  --------------
   Total assets.............................................................................................        465,364,479
                                                                                                                  --------------
Liabilities
Payable for Series shares reacquired........................................................................          1,103,751
Dividends payable...........................................................................................            599,998
Due to broker-variation margin..............................................................................            405,337
Accrued expenses............................................................................................            233,850
Management fee payable......................................................................................            200,112
Distribution fee payable....................................................................................            115,824
                                                                                                                  --------------
   Total liabilities........................................................................................          2,658,872
                                                                                                                  --------------
Net Assets..................................................................................................       $462,705,607
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $    418,602
   Paid-in capital in excess of par.........................................................................        439,345,140
                                                                                                                  --------------
                                                                                                                    439,763,742
   Accumulated net realized gain on investments.............................................................          2,430,211
   Net unrealized appreciation of investments...............................................................         20,511,654
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................       $462,705,607
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($224,409,371 DIVIDED BY 20,312,259 shares of beneficial interest issued and outstanding).............             $11.05
   Maximum sales charge (3.0% of offering price)............................................................                .34
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.39
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($236,369,629 DIVIDED BY 21,373,644 shares of beneficial interest issued and outstanding).............             $11.06
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,508,667 DIVIDED BY 136,421 shares of beneficial interest issued and outstanding)..................             $11.06
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($417,940 DIVIDED BY 37,833 shares of beneficial interest issued and outstanding).....................             $11.05
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1998
Income
   Interest..................................    $ 26,886,125
                                                --------------
Expenses
   Management fee............................       2,469,913
   Distribution fee--Class A.................         222,115
   Distribution fee--Class B.................       1,352,766
   Distribution fee--Class C.................           8,567
   Transfer agent's fees and expenses........         301,000
   Custodian's fees and expenses.............          97,000
   Reports to shareholders...................          50,000
   Registration fees.........................          41,000
   Insurance expense.........................          16,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          13,000
   Legal fees and expenses...................          11,000
   Miscellaneous.............................           5,599
                                                --------------
      Total expenses.........................       4,602,960
   Less: Management fee waiver...............         (85,444)
      Custodian fee credit...................          (5,707)
                                                --------------
      Net expenses...........................       4,511,809
                                                --------------
Net investment income........................      22,374,316
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................      10,397,180
   Financial futures contract transactions...      (2,978,111)
                                                --------------
                                                    7,419,069
                                                --------------
Net change in unrealized
   appreciation on:
   Investments...............................      10,580,044
   Financial futures contracts...............         297,750
                                                --------------
                                                   10,877,794
                                                --------------
Net gain on investments......................      18,296,863
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 40,671,179
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1998              1997
Operations
   Net investment income........  $  22,374,316    $  25,911,892
   Net realized gain on
      investment transactions...      7,419,069       12,131,022
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............     10,877,794       (7,713,454)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     40,671,179       30,329,460
                                  -------------    -------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income
      Class A...................    (10,553,524)      (9,267,489)
      Class B...................    (11,765,355)     (16,602,381)
      Class C...................        (46,954)         (41,775)
      Class Z...................         (8,483)            (247)
                                  -------------    -------------
                                    (22,374,316)     (25,911,892)
                                  -------------    -------------
   Dividends in excess of net
      investment income
      Class A...................        (80,333)        (117,523)
      Class B...................        (90,260)        (180,111)
      Class C...................           (469)            (467)
      Class Z...................            (60)              --
                                  -------------    -------------
                                       (171,122)        (298,101)
                                  -------------    -------------
   Distributions from net
      capital gains
      Class A...................     (4,980,680)      (2,135,002)
      Class B...................     (5,596,092)      (3,272,015)
      Class C...................        (29,102)          (8,473)
      Class Z...................         (3,703)              (2)
                                  -------------    -------------
                                    (10,609,577)      (5,415,492)
                                  -------------    -------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      subscribed................     17,849,201      201,450,948
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     19,222,401       17,841,830
   Cost of shares reacquired....    (89,200,577)    (294,754,828)
                                  -------------    -------------
   Net decrease in net assets
      from Series share
      transactions..............    (52,128,975)     (75,462,050)
                                  -------------    -------------
Total decrease..................    (44,612,811)     (76,758,075)
Net Assets
Beginning of year...............    507,318,418      584,076,493
                                  -------------    -------------
End of year.....................  $ 462,705,607    $ 507,318,418
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
---------------------------------------------------------------------------------------------------------------------------------
Alaska--4.8%
Alaska Ind. Dev. & Expt. Auth., Revolving Loan Fund             A2                5.40%       4/01/01   $    945     $    967,992
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                 Aaa               Zero        6/30/07      1,430          915,886
                                                                                                                     ------------
                                                                                                                        1,883,878
---------------------------------------------------------------------------------------------------------------------------------
Colorado--2.6%
Eaglebend Affordable Hsg. Corp., Multifam. Rev.                 NR                5.75        7/01/07      1,000        1,019,170
---------------------------------------------------------------------------------------------------------------------------------
Connecticut--5.4%
Conn. Spec. Tax Oblig. Rev., Ser. A                             AA-(b)            7.00        6/01/03      1,000(c)     1,086,790
Conn. St. Hlth. & Edl. Facs. Auth. Rev.                         Baa2              5.125       7/01/07      1,000          992,350
                                                                                                                     ------------
                                                                                                                        2,079,140
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia--6.6%
Dist. Columbia Hsg. Fin. Agcy. Mtge. Rev.
   Amt. Sngl. Fam., Ser. B                                      AAA(b)            5.25       12/01/08        440          447,128
   Amt. Sngl. Fam., Ser. B                                      AAA(b)            5.30       12/01/09        315          319,309
Dist. of Columbia Ref., Ser. B, M.B.I.A.                        Aaa               6.00        6/01/13      1,000        1,090,550
Dist. of Columbia Rev., America Geophysical Union, Ser.
   199                                                          BBB-(b)           5.50        9/01/03        700          709,912
                                                                                                                     ------------
                                                                                                                        2,566,899
---------------------------------------------------------------------------------------------------------------------------------
Florida--1.3%
Palm Beach Cnty. Hlth. Facs. Auth. Rev., Abbey Delray So.
   Proj.                                                        BBB(b)            5.30       10/01/07        500          501,865
---------------------------------------------------------------------------------------------------------------------------------
Georgia--2.4%
Burke Cnty. Dev. Auth., Oglethorpe Pwr. Co., M.B.I.A.           Aaa               7.50        1/01/03        862          927,305
---------------------------------------------------------------------------------------------------------------------------------
Illinois--1.2%
Illinois Hlth. Facs. Auth. Rev., Edward Hosp., Ser. A           A2                5.75        2/15/09        450          466,524
---------------------------------------------------------------------------------------------------------------------------------
Indiana--2.7%
Univ. Southern Indiana Rev. Student Fee., Ser. F, F.G.I.C.      Aaa               5.50       10/01/13      1,000        1,045,580

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts--5.1%
Massachusetts Edl. Fing Auth. Ed. Ln. Rev., Iss. G., Ser.
   A, M.B.I.A.                                                  AAA(b)            5.10%      12/01/13   $  1,000     $    970,660
Massachusetts St. Hsg. Fin. Agcy. Hsg. Dev., Ser. A,
   M.B.I.A                                                      Aaa               5.15        6/01/11      1,000          996,190
                                                                                                                     ------------
                                                                                                                        1,966,850
---------------------------------------------------------------------------------------------------------------------------------
Michigan--1.4%
Michigan Mun. Bond Auth. Rev., Wayne Cnty. Proj., M.B.I.A.      Aaa               7.40       12/01/02        500          547,675
---------------------------------------------------------------------------------------------------------------------------------
Missouri--1.3%
Clayton Sch. Dist., Cap. Apprec., Ser. A, F.S.A.                Aaa               Zero        2/01/07        750          494,325
---------------------------------------------------------------------------------------------------------------------------------
New Jersey--18.4%
Brick Twnshp., Mun. Util. Auth. Rev., F.G.I.C.                  Aaa               5.50       12/01/03      1,295        1,362,858
New Jersey Econ. Dev. Auth. Rev.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.75        7/01/06        950        1,018,144
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.80        7/01/07      1,000        1,071,480
   Performing Arts Ctr., A.M.B.A.C.                             Aaa               6.00        6/15/08      1,410        1,553,862
So. Reg'l. High Sch. Dist., M.B.I.A.                            Aaa               5.50        9/01/06      1,010        1,074,438
West Windsor Plainsboro Sch., F.G.I.C.                          Aaa               5.25       12/01/05      1,000        1,046,400
                                                                                                                     ------------
                                                                                                                        7,127,182
---------------------------------------------------------------------------------------------------------------------------------
New York--8.0%
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.                Aaa               5.75        7/01/11        675          714,366
New York, N.Y., Ser. F                                          A3                5.50        8/01/07      1,000        1,040,350
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.                 Aaa               5.80        1/15/14      1,280        1,362,957
                                                                                                                     ------------
                                                                                                                        3,117,673
---------------------------------------------------------------------------------------------------------------------------------
Ohio--1.4%
Ohio St. Bldg. Auth., Admin. Bldg. Fund Proj., M.B.I.A.         Aaa               5.60       10/01/06        500          534,555
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma--6.0%
Oklahoma St. Ind. Auth. Rev. Hosp., Deaconess Hlthcare.,
   Ser. A                                                       Baa2              5.50       10/01/12      1,250        1,242,562
Oklahoma St. Ind. Auth. Rev. Hlth. Sys., Integris Bapt.,
   A.M.B.A.C.                                                   Aaa               6.00        8/15/09      1,000        1,094,810
                                                                                                                     ------------
                                                                                                                        2,337,372

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--10.4%
Clarion Cnty. Hosp. Auth. Rev., Ref. Clarion Hosp. Proj.        BBB-(b)           5.60%       7/01/10   $    685     $    694,597
Montgomery Cnty. Redev. Auth., Multifam. Hsg. Rev., Ser. A      NR                5.75        7/01/99        780          788,011
Pennsylvania St. Ctfs. of Part., Ser. A, F.S.A.                 Aaa               6.25       11/01/06        600          645,768
Pennsylvania St. Higher Edl. Facs. Auth., Hlth. Svs. Rev.,
   M.B.I.A.                                                     Aaa               5.70       11/15/11        755          812,697
Philadelphia Hosp. Auth. & Higher Edl. Auth., Childrens
   Seashore House, Ser. A                                       A-(b)             7.00        8/15/03      1,000        1,088,010
                                                                                                                     ------------
                                                                                                                        4,029,083
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.1%
Puerto Rico Comnwlth., Gen. Oblig., Ser. A, M.B.I.A.            Aaa               6.25        7/01/10        750          806,310
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island--2.8%
Rhode Island St., Ref. Cons. Cap. Dev. Loan, M.B.I.A.           Aaa               6.00        8/01/06      1,000        1,092,290
---------------------------------------------------------------------------------------------------------------------------------
Texas--4.5%
San Antonio Elec. & Gas Rev., Ser. A, F.G.I.C.                  Aaa               Zero        2/01/05      1,000          727,370
Tyler Tex. Hlth. Facs. Dev. Corp., Mother Francis Hosp.,
   Ser. A                                                       Baa2              5.50        7/01/09      1,000        1,004,350
                                                                                                                     ------------
                                                                                                                        1,731,720
---------------------------------------------------------------------------------------------------------------------------------
Utah--2.7%
Utah St. Brd. of Regents, Student Loan Rev., Ser. F,
   A.M.B.A.C.                                                   Aaa               7.00       11/01/01      1,000        1,064,200
---------------------------------------------------------------------------------------------------------------------------------
Washington--2.7%
Wash. St. Pub. Pwr. Supp. Sys., Nuclear Proj. No. 3, Ser.
   B                                                            Aa1               7.00        7/01/99      1,000        1,034,100
---------------------------------------------------------------------------------------------------------------------------------
Wyoming--3.9%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Amt., Ser. 5                Aa2               5.60       12/01/06      1,450        1,526,401
                                                                                                                     ------------
Total long-term investments (cost $36,635,565)                                                                         37,900,097
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.6%
---------------------------------------------------------------------------------------------------------------------------------
Texas--1.6%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co., Ser. 95C, F.R.D.D., A.M.T. (cost $600,000)              VMIG1            4.40%        5/01/98   $    600     $    600,000
                                                                                                                     ------------
Total Investments--99.3% (cost $37,235,565; Note 4 )                                                                   38,500,097
Other assets in excess of liabilities--0.7%                                                                               286,268
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 38,786,365
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (d)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
(b)  Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR--Not rated by Moody's or Standard & Poor's.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

                                                PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $37,235,565)....................................................................      $  38,500,097
Interest receivable.........................................................................................            602,522
Receivable for Series shares sold...........................................................................             17,063
Other assets................................................................................................                852
                                                                                                                  --------------
   Total assets.............................................................................................         39,120,534
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................             23,529
Accrued expenses............................................................................................            127,453
Payable for Series shares reacquired........................................................................            115,603
Dividends payable...........................................................................................             40,096
Management fee payable......................................................................................             15,692
Distribution fee payable....................................................................................             11,796
                                                                                                                  --------------
   Total liabilities........................................................................................            334,169
                                                                                                                  --------------
Net Assets..................................................................................................      $  38,786,365
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      35,867
   Paid-in capital in excess of par.........................................................................         37,195,390
                                                                                                                  --------------
                                                                                                                     37,231,257
   Accumulated net realized gain on investments.............................................................            290,576
   Net unrealized appreciation on investments...............................................................          1,264,532
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................      $  38,786,365
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($13,125,685 DIVIDED BY 1,213,932 shares of beneficial interest issued and outstanding)...............             $10.81
   Maximum sales charge (3% of offering price)..............................................................                .33
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.14
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($24,017,088 DIVIDED BY 2,220,773 shares of beneficial interest issued and outstanding)...............             $10.81
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($449,061 DIVIDED BY 41,523 shares of beneficial interest issued and outstanding).....................             $10.81
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,194,531 DIVIDED BY 110,471 shares of beneficial interest issued and outstanding)..................             $10.81
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1998
Income
   Interest..................................     $2,205,779
                                                --------------
Expenses
   Management fee............................        207,968
   Distribution fee--Class A.................         13,591
   Distribution fee--Class B.................        135,876
   Distribution fee--Class C.................          2,856
   Reports to shareholders...................         87,000
   Custodian's fees and expenses.............         72,000
   Registration fees.........................         62,000
   Transfer agent's fees and expenses........         38,000
   Audit fee.................................         15,000
   Trustees' fees and expenses...............         13,000
   Legal fees and expenses...................         10,500
   Miscellaneous.............................          6,554
                                                --------------
      Total expenses.........................        664,345
   Less: Management fee waiver...............         (7,346)
      Custodian fee credit...................           (185)
                                                --------------
      Net expenses...........................        656,814
                                                --------------
Net investment income........................      1,548,965
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................        535,746
   Financial futures contract transactions...       (196,033)
                                                --------------
                                                     339,713
                                                --------------
Net change in unrealized appreciation/depreciation on:
   Investments...............................        829,293
   Financial futures contracts...............        (12,906)
                                                --------------
                                                     816,387
                                                --------------
Net gain on investments......................      1,156,100
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................     $2,705,065
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended April 30,
in Net Assets                           1998            1997
Operations
   Net investment income...........  $ 1,548,965    $  1,958,229
   Net realized gain on investment
      transactions.................      339,713         478,036
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..................      816,387        (699,669)
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    2,705,065       1,736,596
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (542,230)       (579,475)
      Class B......................     (975,783)     (1,371,478)
      Class C......................      (12,672)         (5,456)
      Class Z......................      (18,280)         (1,820)
                                     -----------    ------------
                                      (1,548,965)     (1,958,229)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................           --          (9,615)
      Class B......................           --         (22,423)
      Class C......................           --             (75)
      Class Z......................           --              (3)
                                     -----------    ------------
                                              --         (32,116)
                                     -----------    ------------
   Distributions from net capital
      gains
      Class A......................      (66,647)             --
      Class B......................     (130,950)             --
      Class C......................       (2,322)             --
      Class Z......................       (1,731)             --
                                     -----------    ------------
                                        (201,650)             --
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...................    3,202,633       5,261,896
   Net asset value of shares issued
      in reinvestment of
      dividends....................    1,116,810       1,242,265
   Cost of shares reacquired.......  (10,710,780)    (15,354,228)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (6,391,337)     (8,850,067)
                                     -----------    ------------
Total decrease.....................   (5,436,887)     (9,103,816)
Net Assets
Beginning of year..................   44,223,252      53,327,068
                                     -----------    ------------
End of year........................  $38,786,365    $ 44,223,252
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of three series: the High Yield Series, the Insured Series and the Intermediate Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

The investment objectives of the series are as follows: (i) the objective of the High Yield Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured and Intermediate Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.
------------------------------------------------------------
Note 1. Accounting Policies

Securities Valuation: Municipal securities (including commitments to purchase such securities on a 'when-issued' basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-64

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 1998, the effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $171,122 for the Insured Series.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI,' the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of each series' management fee, which amounted to $535,931, $85,444 and $7,346 for the High Yield Series, Insured Series and Intermediate Series, respectively. Such amounts represented .05 of 1% of the average daily net assets or $.005 per share for the High Yield Series and .02 of 1% of the average daily net assets or $.002 per share for the Insured Series and Intermediate Series. Effective September 1, 1997, PIFM eliminated its management fee waiver for the Insured Series and Intermediate Series.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 1998.

PSI has advised the Fund that it received approximately $529,300 ($493,600-High Yield Series; $30,400-Insured Series; $5,300-Intermediate Series) in front-end sales charges resulting from sales of Class A shares during the year ended April 30, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended April 30, 1998, it received approximately $1,320,700 ($866,900-High Yield Series; $388,200-Insured Series; $65,600-Intermediate Series) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PSI, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative
--------------------------------------------------------------------------------
                                       B-65

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended April 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 1998, the Fund incurred fees of approximately $609,100 ($361,000-High Yield Series; $221,700-Insured Series; $26,400-Intermediate Series) for the services of PMFS. As of April 30, 1998, approximately $51,600 ($31,100-High Yield Series; $18,300-Insured Series; $2,200-Intermediate Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 1998, were as follows:

Series                              Purchases         Sales
--------------------------------   ------------    ------------
High Yield......................   $208,053,727    $139,078,918
Insured.........................    404,690,101     456,797,559
Intermediate....................     21,888,177      28,523,204

At April 30, 1998, the High Yield Series and the Insured Series sold 100,000 and 284,000 financial futures contracts, respectively of U.S. Treasury Bonds expiring in June 1998.

The values of these financial futures contracts at April 30, 1998 were as follows:

                                         Financial Futures
                                           Contracts Sold
                                     --------------------------
                                     High Yield       Insured
                                       Series         Series
                                     -----------    -----------
Value at disposition..............   $12,003,625    $34,421,156
Value at April 30, 1998...........    12,003,625     34,315,093
                                     -----------    -----------
Unrealized gain...................   $         0    $   106,063
                                     -----------    -----------
                                     -----------    -----------

The federal income tax basis of the Fund's investments, at April 30, 1998 was $1,026,195,791-High Yield Series; $438,671,525-Insured Series; and $37,235,565-Intermediate Series and, accordingly, net unrealized appreciation of investments for federal income tax purposes was as follows:

                                             Gross          Gross
                       Net unrealized     unrealized      unrealized
Series                  appreciation      appreciation    depreciation
---------------------  --------------     -----------     ----------
High Yield...........   $ 81,054,099      $90,185,030     $9,130,931
Insured..............     20,404,291       21,977,695      1,573,404
Intermediate.........      1,264,532        1,334,659         70,127

The High Yield Series has a net capital loss carryforward as of April 30, 1998 of approximately $17,547,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in 2005, and
$554,000 expires in 2006. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Yield Series elected to treat net realized capital losses of approximately $6,709,700 incurred in the six-month period ended April 30, 1998, as having been incurred in the following year.
------------------------------------------------------------
Note 5. Capital

Each series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------
                                       B-66

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class A                           Class A                         Class A
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................     5,097,999    $  57,395,615          569,674    $   6,395,067        51,122    $    558,941
Shares issued in reinvestment of
   dividends and distributions....       962,597       10,829,429          785,872        8,843,968        36,144         393,414
Shares reacquired.................    (6,025,736)     (67,587,666)      (3,276,382)     (36,775,017)     (331,385)     (3,600,677)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding before
   conversion.....................        34,860          637,378       (1,920,836)     (21,535,982)     (244,119)     (2,648,322)
Shares issued upon conversion from
   Class B........................     6,417,324       71,773,373        3,118,260       35,134,908       160,123       1,739,629
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding....................     6,452,184    $  72,410,751        1,197,424    $  13,598,926       (83,996)   $   (908,693)
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
    Year Ended April 30, 1997
----------------------------------
Shares issued.....................     2,690,433    $  29,194,209       17,268,103    $ 190,281,225       146,988    $  1,570,573
Shares issued in reinvestment of
   dividends and distributions....       816,257        8,853,738          562,530        6,209,882        33,834         360,674
Shares reacquired.................    (5,951,712)     (64,552,270)     (20,358,917)    (224,259,104)     (505,221)     (5,381,606)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares outstanding
   before
   conversion.....................    (2,445,022)     (26,504,323)      (2,528,284)     (27,767,997)     (324,399)     (3,450,359)
Shares issued upon conversion from
   Class B........................    12,411,968      133,842,041        8,887,896       97,509,503       443,554       4,710,903
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................     9,966,946    $ 107,337,718        6,359,612    $  69,741,506       119,155    $  1,260,544
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class B                           Class B                         Class B
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................    10,261,223    $ 115,317,304          894,372    $  10,051,980       113,994    $  1,243,792
Shares issued in reinvestment of
   dividends and distributions....     1,416,916       15,920,018          915,681       10,310,964        63,393         689,975
Shares reacquired.................    (7,485,320)     (84,004,151)      (4,626,069)     (51,987,346)     (627,441)     (6,818,594)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding before
   conversion.....................     4,192,819       47,233,171       (2,816,016)     (31,624,402)     (450,054)     (4,884,827)
Shares issued upon conversion from
   Class A........................    (6,418,319)     (71,773,373)      (3,114,481)     (35,134,908)     (160,109)     (1,739,629)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares
   outstanding....................    (2,225,500)   $ (24,540,202)      (5,930,497)   $ (66,759,310)     (610,163)   $ (6,624,456)
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
    Year Ended April 30, 1997
----------------------------------
Shares issued.....................     7,261,475    $  78,657,488          991,206    $  10,920,454       293,960    $  3,134,459
Shares issued in reinvestment of
   dividends and distributions....     1,747,161       18,927,857        1,049,549       11,593,012        82,134         875,459
Shares reacquired.................    (9,901,712)    (107,242,000)      (6,341,050)     (69,974,266)     (909,089)     (9,694,638)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares outstanding
   before conversion..............      (893,076)      (9,656,655)      (4,300,295)     (47,460,800)     (532,995)     (5,684,720)
Shares reacquired upon conversion
   into Class A...................   (12,411,968)    (133,842,041)      (8,879,800)     (97,509,503)     (443,243)     (4,710,903)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares
   outstanding....................   (13,305,044)   $(143,498,696)     (13,180,095)   $(144,970,303)     (976,238)   $(10,395,623)
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------

--------------------------------------------------------------------------------
                                       B-67

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class C                           Class C                         Class C
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................     1,210,837    $  13,633,168           75,353    $     851,857        31,683    $    345,224
Shares issued in reinvestment of
   dividends and distributions....        45,608          514,159            4,949           55,759         1,355          14,774
Shares reacquired.................      (321,058)      (3,613,378)         (25,249)        (284,339)      (15,800)       (171,265)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................       935,387    $  10,533,949           55,053    $     623,277        17,238    $    188,733
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
    Year Ended April 30, 1997
----------------------------------
Shares issued.....................       505,330    $   5,472,765           21,265    $     234,063        28,931    $    311,189
Shares issued in reinvestment of
   dividends and distributions....        28,059          304,264            3,510           38,759           436           4,639
Shares reacquired.................      (256,031)      (2,781,902)         (47,234)        (521,343)      (26,221)       (277,703)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding....................       277,358    $   2,995,127          (22,459)   $    (248,521)        3,146    $     38,125
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class Z                           Class Z                         Class Z
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................       737,972    $   8,311,994           49,053    $     550,297        96,575    $  1,054,676
Shares issued in reinvestment of
   dividends and distributions....        29,882          337,131            1,039           11,710         1,711          18,647
Shares reacquired.................      (141,036)      (1,592,621)         (13,642)        (153,875)      (11,026)       (120,244)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................       626,818    $   7,056,504           36,450    $     408,132        87,260    $    953,079
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
  September 16, 1996(a) Through
          April 30, 1997
----------------------------------
Shares issued.....................       287,958    $   3,134,548            1,377    $      15,206        23,097    $    245,675
Shares issued in reinvestment of
   dividends and distributions....         2,192           23,750               16              177           140           1,493
Shares reacquired.................       (39,065)        (425,418)             (10)            (115)          (27)           (281)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................       251,085    $   2,732,880            1,383    $      15,268        23,210    $    246,887
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 6. Subsequent Event

On June 23, 1998 the Trustees of the Fund approved a change in the name of the High Yield Series to the High Income Series effective July 1, 1998.
--------------------------------------------------------------------------------
                                       B-68

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                                Class A
                                                      -----------------------------------------------------------
                                                                         Years Ended April 30,
                                                      -----------------------------------------------------------
                                                        1998         1997         1996         1995        1994
                                                      --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.84     $  10.70     $  10.72     $  10.74     $ 11.14
                                                      --------     --------     --------     --------     -------
Income from investment operations
Net investment income...............................       .67(b)       .70(b)       .72(b)       .72(b)      .72
Net realized and unrealized gain (loss) on
   investment transactions..........................       .47          .14         (.02)        (.02)       (.39)
                                                      --------     --------     --------     --------     -------
   Total from investment operations.................      1.14          .84          .70          .70         .33
                                                      --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income................      (.67)        (.70)        (.72)        (.72)       (.72)
Distributions from capital gains....................        --           --           --           --        (.01)
                                                      --------     --------     --------     --------     -------
   Total distributions..............................      (.67)        (.70)        (.72)        (.72)       (.73)
                                                      --------     --------     --------     --------     -------
Net asset value, end of year........................  $  11.31     $  10.84     $  10.70     $  10.72     $ 10.74
                                                      --------     --------     --------     --------     -------
                                                      --------     --------     --------     --------     -------
TOTAL RETURN(a):....................................     10.80%        8.03%        6.55%        6.90%       2.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $421,504     $334,062     $223,073     $115,501     $54,491
Average net assets (000)............................  $381,735     $294,940     $162,329     $ 65,207     $52,982
Ratios to average net assets:
   Expenses, including distribution fees............       .62%(b)     0.64%(b)     0.64%(b)     0.69%(b)    0.69%
   Expenses, excluding distribution fees............       .52%(b)     0.54%(b)     0.54%(b)     0.59%(b)    0.59%
   Net investment income............................      6.03%(b)     6.44%(b)     6.58%(b)     6.83%(b)    6.42%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        13%          26%          35%          39%         36%

--------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-69

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                      ----------------------------------------------------------------
                                                                           Years Ended April 30,
                                                      ----------------------------------------------------------------
                                                        1998         1997         1996          1995           1994
                                                      --------     --------     --------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.84     $  10.69     $  10.72     $    10.74     $    11.14
                                                      --------     --------     --------     ----------     ----------
Income from investment operations
Net investment income...............................       .63(b)       .66(b)       .68(b)         .68(b)         .68
Net realized and unrealized gain (loss) on
   investment transactions..........................       .47          .15         (.03)          (.02)          (.39)
                                                      --------     --------     --------     ----------     ----------
   Total from investment operations.................      1.10          .81          .65            .66            .29
                                                      --------     --------     --------     ----------     ----------
Less distributions
Dividends from net investment income................      (.63)        (.66)        (.68)          (.68)          (.68)
Distributions from capital gains....................        --           --           --             --           (.01)
                                                      --------     --------     --------     ----------     ----------
   Total distributions..............................      (.63)        (.66)        (.68)          (.68)          (.69)
                                                      --------     --------     --------     ----------     ----------
Net asset value, end of year........................  $  11.31     $  10.84     $  10.69     $    10.72     $    10.74
                                                      --------     --------     --------     ----------     ----------
                                                      --------     --------     --------     ----------     ----------
TOTAL RETURN(a):....................................     10.36%        7.71%        6.12%          6.37%          2.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $669,223     $665,525     $799,048     $  934,725     $1,099,640
Average net assets (000)............................  $669,132     $725,305     $900,115     $1,024,132     $1,132,653
Ratios to average net assets:
   Expenses, including distribution fees............      1.02%(b)     1.04%(b)     1.04%(b)       1.09%(b)       1.09%
   Expenses, excluding distribution fees............       .52%(b)     0.54%(b)     0.54%(b)       0.59%(b)       0.58%
   Net investment income............................      5.63%(b)     6.05%(b)     6.19%(b)       6.37%(b)       6.02%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-70

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                              Class C                             Class Z
                                                        ----------------------------------------------------     ----------
                                                                                                  August 1,
                                                                                                   1994(c)          Year
                                                                Years Ended April 30,              Through         Ended
                                                        -------------------------------------     April 30,      April 30,
                                                          1998          1997          1996           1995           1998
                                                        ---------     ---------     ---------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.84       $ 10.69       $ 10.72        $10.79         $10.83
                                                        ---------     ---------     ---------        -----          -----
Income from investment operations
Net investment income (b)...........................         .61           .63           .65           .49            .68
Net realized and unrealized gain (loss) on
   investment transactions..........................         .47           .15          (.03)         (.07)           .47
                                                        ---------     ---------     ---------        -----          -----
   Total from investment operations.................        1.08           .78           .62           .42           1.15
                                                        ---------     ---------     ---------        -----          -----
Less distributions
Dividends from net investment income................        (.61)         (.63)         (.65)         (.49)          (.68)
                                                        ---------     ---------     ---------        -----          -----
Net asset value, end of year........................     $ 11.31       $ 10.84       $ 10.69        $10.72         $11.30
                                                        ---------     ---------     ---------        -----          -----
                                                        ---------     ---------     ---------        -----          -----
TOTAL RETURN(a):....................................       10.09%         7.44%         5.86%         3.91%         10.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $20,554       $ 9,563       $ 6,471        $3,208         $9,919
Average net assets (000)............................     $14,932       $ 8,060       $ 5,608        $1,385         $6,064
Ratios to average net assets:
   Expenses, including distribution fees (b)........        1.27%         1.29%         1.29%         1.34%(e)        .52%
   Expenses, excluding distribution fees (b)........         .52%         0.54%         0.54%         0.59%(e)        .52%
   Net investment income (b)........................        5.39%         5.80%         5.93%         6.34%(e)       6.14%

                                                      September 16,
                                                         1996(d)
                                                         Through
                                                        April 30,
                                                          1997
                                                      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.79
                                                           -----
Income from investment operations
Net investment income (b)...........................         .45
Net realized and unrealized gain (loss) on
   investment transactions..........................         .04
                                                           -----
   Total from investment operations.................         .49
                                                           -----
Less distributions
Dividends from net investment income................        (.45)
                                                           -----
Net asset value, end of year........................     $ 10.83
                                                           -----
                                                           -----
TOTAL RETURN(a):....................................        4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $ 2,719
Average net assets (000)............................     $   704
Ratios to average net assets:
   Expenses, including distribution fees (b)........        0.54%(e)
   Expenses, excluding distribution fees (b)........        0.54%(e)
   Net investment income (b)........................        6.55%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-71

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             INSURED SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                      ----------------------------------------------------------

                                                                        Years Ended April 30,
                                                      ----------------------------------------------------------
                                                        1998         1997         1996        1995        1994
                                                      --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.90     $  10.94     $  10.83     $ 10.71     $ 11.44
                                                      --------     --------     --------     -------     -------
Income from investment operations
Net investment income...............................       .53(b)       .55(b)       .58(b)      .58(b)      .58
Net realized and unrealized gain (loss) on
   investment transactions..........................       .40          .08          .11         .12        (.43)
                                                      --------     --------     --------     -------     -------
   Total from investment operations.................       .93          .63          .69         .70         .15
                                                      --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income................      (.53)        (.55)        (.58)       (.58)       (.58)
Distributions in excess of net investment income....        --(c)      (.01)          --          --          --
Distributions from capital gains....................      (.25)        (.11)          --          --        (.30)
                                                      --------     --------     --------     -------     -------
   Total distributions..............................      (.78)        (.67)        (.58)       (.58)       (.88)
                                                      --------     --------     --------     -------     -------
Net asset value, end of year........................  $  11.05     $  10.90     $  10.94     $ 10.83     $ 10.71
                                                      --------     --------     --------     -------     -------
                                                      --------     --------     --------     -------     -------
TOTAL RETURN(a):....................................      8.67%        5.74%        6.47%       6.73%       1.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $224,409     $208,411     $139,548     $75,800     $30,669
Average net assets (000)............................  $222,115     $187,371     $102,456     $39,471     $32,309
Ratios to average net assets:
   Expenses, including distribution fees............      0.69%(b)     0.68%(b)     0.68%(b)    0.74%(b)    0.71%
   Expenses, excluding distribution fees............      0.59%(b)     0.58%(b)     0.58%(b)    0.64%(b)    0.61%
   Net investment income............................      4.75%(b)     4.95%(b)     5.20%(b)    5.45%(b)    5.09%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        85%         110%          68%         64%        105%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             INSURED SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                                      ------------------------------------------------------------

                                                                         Years Ended April 30,
                                                      ------------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.91     $  10.95     $  10.84     $  10.71     $  11.44
                                                      --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................       .49(b)       .50(b)       .54(b)       .54(b)       .54
Net realized and unrealized gain (loss) on
   investment transactions..........................       .40          .08          .11          .13         (.43)
                                                      --------     --------     --------     --------     --------
   Total from investment operations.................       .89          .58          .65          .67          .11
                                                      --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................      (.49)        (.50)        (.54)        (.54)        (.54)
Distributions in excess of net investment income....        --(c)      (.01)          --           --           --
Distributions from capital gains....................      (.25)        (.11)          --           --         (.30)
                                                      --------     --------     --------     --------     --------
   Total distributions..............................      (.74)        (.62)        (.54)        (.54)        (.84)
                                                      --------     --------     --------     --------     --------
Net asset value, end of year........................  $  11.06     $  10.91     $  10.95     $  10.84     $  10.71
                                                      --------     --------     --------     --------     --------
                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):....................................      8.23%        5.32%        6.04%        6.40%        0.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $236,370     $298,005     $443,391     $567,648     $740,447
Average net assets (000)............................  $270,553     $365,891     $524,452     $660,237     $807,794
Ratios to average net assets:
   Expenses, including distribution fees............      1.09%(b)     1.08%(b)     1.08%(b)     1.14%(b)     1.11%
   Expenses, excluding distribution fees............      0.59%(b)     0.58%(b)     0.58%(b)     0.64%(b)     0.61%
   Net investment income............................      4.35%(b)     4.54%(b)     4.80%(b)     4.99%(b)     4.69%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             INSURED SERIES
--------------------------------------------------------------------------------

                                                                              Class C                             Class Z
                                                        ----------------------------------------------------     ----------
                                                                                                  August 1,
                                                                                                   1994(c)          Year
                                                                Years Ended April 30,              Through         Ended
                                                        -------------------------------------     April 30,      April 30,
                                                          1998          1997          1996           1995           1998
                                                        ---------     ---------     ---------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.91       $ 10.95       $ 10.84        $10.79         $10.91
                                                        ---------     ---------     ---------        -----          -----
Income from investment operations
Net investment income(b)............................         .46           .48           .51           .39            .54
Net realized and unrealized gain (loss) on
   investment transactions..........................         .40           .08           .11           .05            .39
                                                        ---------     ---------     ---------        -----          -----
   Total from investment operations.................         .86           .56           .62           .44            .93
                                                        ---------     ---------     ---------        -----          -----
Less distributions
Dividends from net investment income................        (.46)         (.48)         (.51)         (.39)          (.54)
Distributions in excess of net investment income....          --(f)       (.01)           --            --             --(f)
Distributions from capital gains....................        (.25)         (.11)           --            --           (.25)
                                                        ---------     ---------     ---------        -----          -----
   Total distributions..............................        (.71)         (.60)         (.51)         (.39)          (.79)
                                                        ---------     ---------     ---------        -----          -----
Net asset value, end of year........................     $ 11.06       $ 10.91       $ 10.95        $10.84         $11.05
                                                        ---------     ---------     ---------        -----          -----
                                                        ---------     ---------     ---------        -----          -----
TOTAL RETURN(a):....................................        7.96%         5.06%         5.78%         4.03%          8.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $ 1,509       $   888       $ 1,137        $  525         $  418
Average net assets (000)............................     $ 1,142       $   973       $   827        $  224         $  173
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.34%         1.33%         1.33%         1.39%(e)       0.60%
   Expenses, excluding distribution fees(b).........        0.59%         0.58%         0.58%         0.64%(e)       0.60%
   Net investment income(b).........................        4.11%         4.29%         4.56%         4.92%(e)       4.92%


                                                      September 16,
                                                         1996(d)
                                                         Through
                                                        April 30,
                                                          1997
                                                      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 11.05
                                                           -----
Income from investment operations
Net investment income(b)............................         .36
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.02)
                                                           -----
   Total from investment operations.................         .34
                                                           -----
Less distributions
Dividends from net investment income................        (.36)
Distributions in excess of net investment income....        (.01)
Distributions from capital gains....................        (.11)
                                                           -----
   Total distributions..............................        (.48)
                                                           -----
Net asset value, end of year........................     $ 10.91
                                                           -----
                                                           -----
TOTAL RETURN(a):....................................        2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $    15
Average net assets (000)............................     $    10
Ratios to average net assets:
   Expenses, including distribution fees(b).........        0.58%(e)
   Expenses, excluding distribution fees(b).........        0.58%(e)
   Net investment income(b).........................        4.18%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-74

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                             Class A
                                                      ------------------------------------------------------
                                                                      Years Ended April 30,
                                                      ------------------------------------------------------
                                                       1998        1997        1996        1995        1994
                                                      -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 10.59     $ 10.65     $ 10.45     $ 10.67     $11.08
                                                      -------     -------     -------     -------     ------
Income from investment operations
Net investment income...............................      .43(b)      .46(b)      .47(b)      .51(b)     .53
Net realized and unrealized gain (loss) on
   investment transactions..........................      .28        (.05)        .20        (.03)      (.19)
                                                      -------     -------     -------     -------     ------
   Total from investment operations.................      .71         .41         .67         .48        .34
                                                      -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income................     (.43)       (.46)       (.47)       (.51)      (.53)
Distributions in excess of net investment income....       --        (.01)         --        (.01)        --
Distributions from capital gains....................     (.06)         --          --        (.18)      (.22)
                                                      -------     -------     -------     -------     ------
   Total distributions..............................     (.49)       (.47)       (.47)       (.70)      (.75)
                                                      -------     -------     -------     -------     ------
Net asset value, end of year........................  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $10.67
                                                      -------     -------     -------     -------     ------
                                                      -------     -------     -------     -------     ------
TOTAL RETURN(a):....................................     6.76%       3.86%       6.48%       4.52%      2.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $13,126     $13,740     $12,552     $10,507     $5,810
Average net assets (000)............................  $13,591     $13,487     $12,604     $ 7,742     $4,981
Ratios to average net assets:
   Expenses, including distribution fees............     1.31%(b)    1.15%(b)    1.16%(b)    1.05%(b)   1.00%
   Expenses, excluding distribution fees............     1.21%(b)    1.05%(b)    1.06%(b)    0.95%(b)   0.90%
   Net investment income............................     3.99%(b)    4.30%(b)    4.36%(b)    4.75%(b)   4.63%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................       54%         46%         35%         30%        55%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-75

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                              Class B
                                                      -------------------------------------------------------
                                                                       Years Ended April 30,
                                                      -------------------------------------------------------
                                                       1998        1997        1996        1995        1994
                                                      -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 10.59     $ 10.65     $ 10.45     $ 10.68     $ 11.09
                                                      -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................      .39(b)      .42(b)      .43(b)      .45(b)      .48
Net realized and unrealized gain (loss) on
   investment transactions..........................      .28        (.05)        .20        (.04)       (.19)
                                                      -------     -------     -------     -------     -------
   Total from investment operations.................      .67         .37         .63         .41         .29
                                                      -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................     (.39)       (.42)       (.43)       (.45)       (.48)
Distributions in excess of net investment income....       --        (.01)         --        (.01)         --
Distributions from capital gains....................     (.06)         --          --        (.18)       (.22)
                                                      -------     -------     -------     -------     -------
   Total distributions..............................     (.45)       (.43)       (.43)       (.64)       (.70)
                                                      -------     -------     -------     -------     -------
Net asset value, end of year........................  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $ 10.68
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
TOTAL RETURN(a):....................................     6.33%       3.44%       6.05%       3.99%       2.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $24,017     $29,980     $40,550     $51,039     $65,215
Average net assets (000)............................  $27,175     $35,221     $46,127     $60,174     $59,811
Ratios to average net assets:
   Expenses, including distribution fees............     1.71%(b)    1.55%(b)    1.56%(b)    1.45%(b)    1.40%
   Expenses, excluding distribution fees............     1.21%(b)    1.05%(b)    1.06%(b)    0.95%(b)    0.90%
   Net investment income............................     3.59%(b)    3.89%(b)    3.96%(b)    4.35%(b)    4.23%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-76

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                              Class C                             Class Z
                                                        ----------------------------------------------------     ----------
                                                                                                  August 1,
                                                                                                   1994(c)          Year
                                                                Years Ended April 30,              Through         Ended
                                                        -------------------------------------     April 30,      April 30,
                                                          1998          1997          1996           1995           1998
                                                        ---------     ---------     ---------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.59       $ 10.65       $ 10.45        $10.54         $10.59
                                                        ---------     ---------     ---------        -----          -----
Income from investment operations
Net investment income(b)............................         .36           .39           .40           .35            .44
Net realized and unrealized gain (loss) on
   investment transactions..........................         .28          (.05)          .20          (.08)           .28
                                                        ---------     ---------     ---------        -----          -----
   Total from investment operations.................         .64           .34           .60           .27            .72
                                                        ---------     ---------     ---------        -----          -----
Less distributions
Dividends from net investment income................        (.36)         (.39)         (.40)         (.35)          (.44)
Distributions in excess of net investment income....          --          (.01)           --          (.01)            --
Distributions from capital gains....................        (.06)           --            --            --           (.06)
                                                        ---------     ---------     ---------        -----          -----
   Total distributions..............................        (.42)         (.40)         (.40)         (.36)          (.50)
                                                        ---------     ---------     ---------        -----          -----
Net asset value, end of year........................     $ 10.81       $ 10.59       $ 10.65        $10.45         $10.81
                                                        ---------     ---------     ---------        -----          -----
                                                        ---------     ---------     ---------        -----          -----
TOTAL RETURN(a):....................................        6.07%         3.17%         5.79%         2.14%          6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   449       $   257       $   225        $  167         $1,194
Average net assets (000)............................     $   381       $   149       $   197        $   28         $  447
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.96%         1.80%         1.81%         1.81%(e)       1.21%
   Expenses, excluding distribution fees(b).........        1.21%         1.05%         1.06%         1.06%(e)       1.21%
   Net investment income(b).........................        3.33%         3.65%         3.71%         4.34%(e)       4.09%


                                                      September 16,
                                                         1996(d)
                                                         Through
                                                        April 30,
                                                          1997
                                                      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.63
                                                           -----
Income from investment operations
Net investment income(b)............................         .31
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.03)
                                                           -----
   Total from investment operations.................         .28
                                                           -----
Less distributions
Dividends from net investment income................        (.31)
Distributions in excess of net investment income....        (.01)
Distributions from capital gains....................          --
                                                           -----
   Total distributions..............................        (.32)
                                                           -----
Net asset value, end of year........................     $ 10.59
                                                           -----
                                                           -----
TOTAL RETURN(a):....................................        2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   246
Average net assets (000)............................     $    63
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.05%(e)
   Expenses, excluding distribution fees(b).........        1.05%(e)
   Net investment income(b).........................        4.65%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-77

Report of Independent Accountants                PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Series, Insured Series and Intermediate Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 18, 1998
--------------------------------------------------------------------------------
                                       B-78

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION



    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.


               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.


                                    [CHART]

------------------------

Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates', Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Singlefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class of any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

             HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                                      '87     '88     '89     '90     '91     '92     '93     '94        '95     '96     '97
U.S. GOVERNMENT
TREASURY
BONDS(1)                              2.0%    7.0%   14.4%    8.5%   15.3%    7.2%   10.7%     (3.4)%   18.4%    2.7%    9.6%
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                         4.3%    8.7%   15.4%   10.7%   15.7%    7.0%    6.8%     (1.6)%   16.8%    5.4%    9.5%
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                              2.6%    9.2%   14.1%    7.1%   18.5%    8.7%   12.2%     (3.9)%   22.3%    3.3%   10.2%
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              5.0%   12.5%    0.8%   (9.6)%  46.2%   15.8%   17.1%     (1.0)%   19.2%   11.4%   12.8%
WORLD
GOVERNMENT
BONDS(5)                             35.2%    2.3%   (3.4)%  15.3%   16.2%    4.8%   15.1%      6.0%    19.6%    4.1%   (4.3)%
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT            33.2    10.2    18.8    24.9    30.9    11.0    10.3       9.9      5.5     8.7%   17.1%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                                    [CHART]

------------------------

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 40 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)



    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 4.9 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of December 31, 1997, Prudential Investments Fund Management was the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.
------------------------

(1) The Prudential Investments,a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP as the subadvisor to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


(2) As of December 31, 1994.

                                     III-1

     EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

------------------------

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.


(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.


(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.


(6) As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES


    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at PSI.(7)


    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------

(7) As of December 31, 1997.


(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) FINANCIAL STATEMENTS:


        (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:


            Financial Highlights


        (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:



           Portfolios of Investments at April 30, 1998



           Statements of Assets and Liabilities at April 30, 1998



           Statements of Operations for the year ended April 30, 1998



           Statements of Changes in Net Assets for the years ended April 30, 1998 and April 30, 1997


           Notes to Financial Statements

           Financial Highlights

           Independent Auditors' Reports

    (b) EXHIBITS:

        1. (a) Amended and Restated Declaration of Trust, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            (b) Amended and Restated Certificate of Designation, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            (c) Amended Certificate of Designation, incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).

        2. By-Laws, incorporated by reference to Exhibit No. 2(b) to Post-Effective Amendment No.11 to the Registration Statement on Form N-1A filed via EDGAR on July 6, 1994 (File No. 33-10649).


        4. Specimen receipt for shares of beneficial interest, incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1998 (File No. 33-10649).


        5. (a) Amended and Restated Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).

            (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).


        6. (a) Amended and Restated Distribution Agreement, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).



            (b) Distribution Agreement between the Registrant and Prudential Investments Management Services LLC.*



            (c) Form of Dealer Agreement.*


        8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8(a) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).


            (b) Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Co.*



            (c) Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company.*



            (d) Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company.*

            (e) Subcustodian Agreement between State Street Bank and Trust Company and Chemical Bank.*



            (f) Subcustodian Agreement between State Street Bank and Trust Company and Irving Bank.*


        9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC, incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).


        10. Opinion of Counsel.*



        11. Consent of Price Waterhouse LLP.*


        13. N/A

        15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            (d) Amended Distribution and Service Plan for Class A, B and C shares.*


        16. (a) Schedule of Computation of Performance Quotations for Class B shares, incorporated by reference to Exhibit No. 16(a) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).

            (b) Schedule of Computation of Performance Quotations for Class A shares, incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).

            (c) Schedule of Computation of Performance Quotations for Class C shares, incorporated by reference to Exhibit No. 16(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).

            (d) Schedule of Computation of Performance Quotations for Class Z shares, incorporated by reference to Exhibit No. 16(d) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).

        18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).


        27. Financial Data Schedules.*

--------------
 *Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



  None.



ITEM 26. NUMBER OF HOLDERS OF SECURITIES.



  As of June 5, 1998, there were 37,188,138, 19,987,256 and 1,209,490 record holders of Class A shares of beneficial interest of the High Income Series, Insured Series and Intermediate Series, respectively; 59,576,243, 21,116,734 and 2,177,429 record holders of Class B shares of beneficial interest of the High Income Series, Insured Series and Intermediate Series, respectively; 1,899,399, 132,626 and 41,637 record holders of Class C shares of beneficial interest of the High Income Series, Insured Series and Intermediate Series, respectively; and 912,564, 37,273 and 120,288 record holders of Class Z shares of beneficial interest of the High Income Series, Insured Series and Intermediate Series, respectively.

ITEM 27. INDEMNIFICATION.



  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.



    The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.



    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.



ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



  (i) Prudential Investments Fund Management LLC (PIFM)



    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.



    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference.

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.



NAME AND ADDRESS                  POSITION WITH PIFM                         PRINCIPAL OCCUPATIONS
-------------------------------  --------------------  -----------------------------------------------------------------
Frank W. Giordano                Executive Vice        Executive Vice President, Secretary and General Counsel, PIFM;
                                 President, Secretary    Senior Vice President, Prudential Securities
                                 and General Counsel

Robert F. Gunia                  Executive Vice        Executive Vice President and Treasurer, PIFM; Senior Vice
                                 President and           President of Prudential Securities Incorporated (Prudential
                                 Treasurer               Securities)

Neil A. McGuinness               Executive Vice        Executive Vice President and Director of Marketing, PMF&A;
                                 President               Executive Vice President, PIFM

Brian M. Storms                  Officer-in-charge,    President, Prudential Mutual Funds & Annuities (PMF&A); Officer
                                 President, Chief        in Charge, President, Chief Executive Officer and Chief
                                 Executive Officer       Operating Officer, PIFM
                                 and Chief Operating
                                 Officer

Robert J. Sullivan               Executive Vice        Executive Vice President, PMF&A; Executive Vice President, PIFM
                                 President



    (b) The Prudential Investment Corporation (PIC)



    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.



    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, New Jersey 07101.



NAME AND ADDRESS                  POSITION WITH PIC                          PRINCIPAL OCCUPATIONS
-------------------------------  --------------------  -----------------------------------------------------------------
E. Michael Caulfield             Chairman of the       Chief Executive Officer, Prudential Investments of Prudential;
                                 Board, President,       Chairman of the Board, President, Chief Executive Officer and
                                 Chief Executive         Director, PIC
                                 Officer and Director

Jonathan M. Greene               Senior Vice           President--Investment Management, Prudential Investments of
                                 President and           Prudential; Senior Vice President and Director, PIC
                                 Director

John R. Strangfeld               Vice President and    President of Private Asset Management Group of Prudential; Senior
                                 Director                Vice President, Prudential; Vice President and Director, PIC



ITEM 29. PRINCIPAL UNDERWRITERS



  (a) Prudential Investment Management Services LLC



    Prudential Investment Management Services LLC is distributor for Cash Accumulation Trust Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Utility Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Developing Markets Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund,

Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.



    (b) Information concerning the directors and officers of Prudential Investment Management Services LLC is set forth below.



                                                                                          POSITIONS
                                                                                          AND
                                            POSITIONS AND                                 OFFICES
                                            OFFICES WITH                                  WITH
NAME(1)                                     UNDERWRITER                                   REGISTRANT
------------------------------------------  --------------------------------------------  -----------
E. Michael Caulfield......................  President                                        None
Mark R. Fetting...........................  Executive Vice President                         None
Johnathan M. Greene.......................  Executive Vice President                         None
Jean D. Hamilton..........................  Executive Vice President                         None
Ronald P. Joelson.........................  Executive Vice President                         None
Brian M. Storms...........................  Executive Vice President                         None
John R. Strangfeld........................  Executive Vice President                         None
Mario A. Mosse............................  Senior Vice President and Chief Operating        None
                                              Officer
Scott S. Wallner..........................  Vice President, Secretary and Chief Legal        None
                                              Officer
Michael G. Williamson.....................  Vice President, Comptroller and Chief            None
                                            Financial Officer
C. Edward Chaplin.........................  Treasurer                                        None



    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS



  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),(6),(7),(9),(10) and (11) and 31a-1(f) will be kept at Gateway
Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.



ITEM 31. MANAGEMENT SERVICES



  Other than as set forth under the captions "How the Fund is Managed--Manager" and "--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.



ITEM 32. UNDERTAKINGS



  The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of June, 1998.


                       PRUDENTIAL MUNICIPAL BOND FUND, INC.

                       /s/ Richard A. Redeker
                       -----------------------------------------------
                       (RICHARD A. REDEKER, PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                   TITLE                     DATE
---------------------------------------------  ----------------------------------------------------
/s/ Grace C. Torres                            Treasurer and Principal Financial      June 25, 1998
------------------------------------           and Accounting Officer
  GRACE C. TORRES

/s/ Edward D. Beach                            Trustee                                June 25, 1998
------------------------------------
  EDWARD D. BEACH

/s/ Eugene C. Dorsey                           Trustee                                June 25, 1998
------------------------------------
  EUGENE C. DORSEY

/s/ Delayne Dedrick Gold                       Trustee                                June 25, 1998
------------------------------------
  DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia                            Trustee                                June 25, 1998
------------------------------------
  ROBERT F. GUNIA

/s/ Harry A. Jacobs, Jr.                       Trustee                                June 25, 1998
------------------------------------
  HARRY A. JACOBS, JR.

/s/ Mendel A. Melzer                           Trustee                                June 25, 1998
------------------------------------
  MENDEL A. MELZER

/s/ Thomas T. Mooney                           Trustee                                June 25, 1998
------------------------------------
  THOMAS T. MOONEY

/s/ Thomas O'Brien                             Trustee                                June 25, 1998
------------------------------------
  THOMAS O'BRIEN

/s/ Richard A. Redeker                         President and Trustee                  June 25, 1998
------------------------------------
  RICHARD A. REDEKER

/s/ Nancy H. Teeters                           Trustee                                June 25, 1998
------------------------------------
  NANCY H. TEETERS

/s/ Louis A. Weil, III                         Trustee                                June 25, 1998
------------------------------------
  LOUIS A. WEIL, III

                                 EXHIBIT INDEX


EXHIBIT    DESCRIPTION                                                                                                  PAGE
---------  --------------------------------------------------------------------------------------------------------    -----
1.         (a) Amended and Restated Declaration of Trust, incorporated by reference to Exhibit No. 1(a) to
           Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5,
           1995 (File No. 33-10649).
           (b) Amended and Restated Certificate of Designation, incorporated by reference to Exhibit No. 1(b) to
           Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5,
           1995 (File No. 33-10649).
           (c) Amended Certificate of Designation, incorporated by reference to Exhibit No. 1(c) to Post-Effective
           Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No.
           33-10649).
2.         By-Laws, incorporated by reference to Exhibit No. 2(b) to Post-Effective Amendment No.11 to the
           Registration Statement on Form N-1A filed via EDGAR on July 6, 1994 (File No. 33-10649).
4.         Specimen receipt for shares of beneficial interest, incorporated by reference to Exhibit No. 4 to
           Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1,
           1997 (File No. 33-10649).
5.         (a) Amended and Restated Management Agreement between the Registrant and Prudential Mutual Fund
           Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 14 to
           the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).
           (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment
           Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 16 to the
           Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
6.         (a) Amended and Restated Distribution Agreement, incorporated by reference to Exhibit No. 6 to
           Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27,
           1996 (File No. 33-10649).
           (b) Distribution Agreement between the Registrant and Prudential Investments Management Services LLC.*
           (c) Form of Dealer Agreement.*
8.         (a) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8(a) to Post-Effective Amendment No. 16 to the Registration Statement on Form
           N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
           (b) Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Co.*
           (c) Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company.*
           (d) Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company.*
           (e) Subcustodian Agreement between State Street Bank and Trust Company and Chemical Bank.*
           (f) Subcustodian Agreement between State Street Bank and Trust Company and Irving Bank.*
9.         Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC,
           incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 16 to the Registration
           Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
10.        Opinion of Counsel.*
11.        (a) Consent of Price Waterhouse LLP.*
13.        N/A
15.        (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(a) to
           Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5,
           1995 (File No. 33-10649).
           (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit No. 15(b) to
           Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5,
           1995 (File No. 33-10649).
           (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit No. 15(c) to
           Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5,
           1995 (File No. 33-10649).
           (d) Amended Distribution and Service Plan for Class A, B and C shares.*

EXHIBIT    DESCRIPTION                                                                                                  PAGE
---------  --------------------------------------------------------------------------------------------------------    -----
16.        (a) Schedule of Computation of Performance Quotations for Class B shares, incorporated by reference to
           Exhibit No. 16(a) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
           (b) Schedule of Computation of Performance Quotations for Class A shares, incorporated by reference to
           Exhibit No. 16(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
           (c) Schedule of Computation of Performance Quotations for Class C shares, incorporated by reference to
           Exhibit No. 16(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
           (d) Schedule of Computation of Performance Quotations for Class Z shares, incorporated by reference to
           Exhibit No. 16(d) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
18.        Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 14 to the
           Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).
27.        Financial Data Schedules.*


--------------
 *Filed herewith.